UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Report to Shareholders.

2018 ANNUAL REPORT September 30, 2018 WASATCH FUNDS EQUITY FUNDS / Wasatch Core Growth Fund • Wasatch Emerging India Fund • Wasatch Emerging Markets Select Fund • Wasatch Emerging Markets Small Cap Fund • Wasatch Frontier Emerging Small Countries Fund • Wasatch Global Opportunities Fund • Wasatch Global Value Fund • Wasatch International Growth Fund • Wasatch International Opportunities Fund • Wasatch Micro Cap Fund • Wasatch Micro Cap Value Fund • Wasatch Small Cap Growth Fund • Wasatch Small Cap Value Fund • Wasatch Ultra Growth Fund BOND FUND / Wasatch-Hoisington U.S. Treasury Fund

WASATCH FUNDS

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — CLEAR SKIES IN THE U.S., STORM CLOUDS IN EMERGING MARKETS

Ajay Krishnan, CFA Portfolio Manager	John Malooly, CFA Portfolio Manager

DEAR FELLOW SHAREHOLDERS:

American mathematician and meteorologist Edward Norton Lorenz coined the term “butterfly effect” after he discovered that small changes in the initial conditions of his weather model could produce vastly different outcomes. Although a butterfly doesn’t directly create a hurricane, its fluttering wings can theoretically alter initial conditions just enough to affect the weather in other parts of the world.

The interconnectedness of world financial markets is more intuitive than that of the weather but similarly complex. Like air flowing from areas of high pressure to areas of low pressure, money tends to flow toward countries offering investors the highest returns. In 2018, U.S. tax reform set in motion events that pulled investment assets away from emerging markets toward the U.S.

By lowering corporate and individual tax rates, the new tax law boosted economic activity and improved the earnings of U.S. companies. Because small companies tend to have more exposure to the U.S. and higher effective tax rates than larger peers, small-company stocks stood to gain the most. The greater domestic focus of smaller firms was an added bonus in 2018, as newly imposed tariffs on steel and other imports threatened to disrupt the businesses of large U.S. companies and multinationals.

As capital flowed to America’s shores, the dollar strengthened against other currencies and made riskier investments in emerging markets less attractive to international investors. It also raised the cost of servicing dollar-denominated debt taken on by developing nations in the years following the global financial crisis. Emerging-market equities came under additional pressure on worries surrounding the trade dispute between the U.S. and China. Rising U.S. interest rates further underpinned support for the dollar and added to the woes of emerging markets.

While this outline of recent events may sound like a case for pessimism regarding the future of emerging-market stocks and a case for unbridled confidence regarding U.S. equities, we believe both views should be tempered. In fact, market dislocations —  such as those we’ve seen in emerging countries — have a way of creating opportunities for astute investors. Moreover, investors should keep in mind that a large portion of the poor performance in emerging-market stocks was due to currency effects rather than company fundamentals.

ECONOMY

Regarding economic news, let’s start in the U.S. The Bureau of Economic Analysis upwardly revised its estimate of second-quarter gross domestic product (GDP) growth to 4.2% thanks to healthy consumer spending on durable goods. And although economic growth will likely moderate, government data suggests the U.S. economy will continue to expand at a healthy clip.

Consistent with robust economic growth, the U.S. unemployment rate — which is hovering at its lowest level since 2000 — has continued to fall as the labor market has tightened. Job openings continue to exceed the number of unemployed workers. And these conditions have likely contributed to accelerating wage growth. Not surprisingly, consumer sentiment among individuals hit an 18-year high in September.

For its part, the U.S. Federal Reserve (Fed) characterized economic conditions as “strong,” an improvement from its previously “solid” assessment. And Fed policy makers raised the federal-funds rate to a range of 2% to 2.25%. In addition to the Fed raising short-term interest rates, a few days after September 30th the 10-year U.S. Treasury yield jumped to its highest level in seven years. While this may simply reflect the strong economy, higher U.S. interest rates could put some upward pressure on rates overseas.

This brings us to a discussion of international economies. While the eurozone is still growing, the pace of growth has slowed from a year ago. In Japan, Prime Minister Shinzo Abe’s policies appear to be working, and the country has achieved its highest rate of GDP growth in over a year. Like the U.S., both the eurozone and Japan are experiencing some labor shortages and rising wages.

On the subject of global trade, tensions between the United States and the rest of the world remain a top-of-mind concern, especially as the administration moved forward with new tariffs on $200 billion worth of Chinese imports into the United States, and China retaliated by announcing new tariffs of its own. Moreover, China’s $12 trillion economy has faced additional challenges. Measures of factory activity came in weaker than expected in September, reflecting China’s economic slowdown and the impact of tariffs on the country’s export manufacturers. With little hope for a quick resolution on trade, China’s economic outlook now depends largely on the government’s ability to implement appropriate stimulus measures. A key importer of raw materials, components and finished goods from other countries, China functions as a locomotive of growth for other emerging markets.

Although the impacts of the storm clouds over emerging markets are difficult to predict, we expect a resolution similar to the one in the aftermath of the so-called “Taper Tantrum” of 2013. Back then, investors feared that as the Fed tapered its bond purchases, U.S. interest rates would rise substantially and cause money to flow out of emerging markets into the U.S. These fears never materialized in an overwhelming way. And emerging markets are generally in better shape today than they were in 2013. Current-account deficits are much lower. Foreign-exchange reserves are generally higher. And fiscal-budget balances are better too.

Among emerging markets, we’re most optimistic regarding India. The Indian economy is largely driven by domestic demand and is tied less to exports and global supply chains. With tariffs on Chinese exports to the U.S. posing threats for China and its trading partners, we think India’s relatively closed economy offers attractive opportunities for international investors seeking to reduce exposure to global risks.

SEPTEMBER 30, 2018 (UNAUDITED)

MARKETS

While economic news doesn’t always drive global financial-market performance, returns during the 12 months ended September 30, 2018 were consistent with the headlines.

Stocks in the U.S. mostly traded up. The large-cap S&P 500® Index advanced 17.91%. The technology-heavy Nasdaq Composite Index gained 25.17%. The Russell 2000® Index of small caps rose 15.24%, and the Russell 2000 Growth Index gained 21.06%. Value-oriented small caps in the Russell 2000 Value Index were relative laggards at 9.33%, as value stocks — including those across larger market capitalizations — generally trailed growth stocks.

Along with somewhat higher interest rates, longer-term U.S. government bonds felt moderate price declines as evidenced by the Bloomberg Barclays US 20+ Year Treasury Bond Index being down -3.52% for the 12-month period. Shorter-term and higher-yielding bonds held up better, as indicated by the Bloomberg Barclays US Aggregate Bond Index having only a small loss of -1.22%. Despite some recent price declines, we’re not necessarily bearish on U.S. bonds because we think extremely low interest rates overseas may help keep U.S. rates from rising too dramatically.

For the most part, international stock markets didn’t fare as well as those in the U.S. The MSCI World ex USA Index rose just 2.67% and the MSCI Emerging Markets Index fell -0.81% for the annual period ended September 30, 2018.

Although U.S. stocks have been setting records recently, we don’t know when the next period of flat or down performance will arrive. We also don’t know when changes in initial conditions like those theoretically created by a butterfly’s wings will cause investors to favor international and emerging-market stocks over those in the U.S. So rather than paying too much attention to market cycles, we focus on finding high-quality growth companies — wherever they exist in the world — that we believe will help us take advantage of favorable conditions, and hopefully help us navigate more-difficult environments as well.

WASATCH

Throughout the year, most of Wasatch’s U.S. funds benefited from steady business conditions and subdued inflation, which favored the stocks of growth-oriented small companies — including many that were somewhat insulated from tariffs and global trade concerns. Beyond the tailwind of a favorable environment for our investment style, we were pleased to see that most of our companies continued to boost revenues and deliver outstanding earnings growth that wasn’t simply related to tax cuts. In fact, we’ve been hearing from company management teams that the business environment is the best it’s been in a decade.

Among emerging markets, pockets of concern flared up with greater intensity. There’s no question that investors were generally more comfortable with what they perceived as the safer — and still fast-growing — U.S. stock market. But we remain optimistic about the prospects for our current emerging-market holdings. We’re pleased that the emerging-market companies we own have generally delivered strong earnings growth despite the recent underperformance of their stocks.

Moreover, we continue to see solid opportunities for new investments. For example, with recent declines in Chinese stocks having brought valuations to more-attractive levels, our research has identified approximately 200 Chinese companies that we think merit further evaluation. Toward that end, analysts from the Wasatch international team recently visited 65 companies in China. This was the first of a series of trips designed to cover our list of candidates for investment in China.

While it’s impossible to predict the timing of market cycles, the “butterfly effect” could easily work in the opposite direction. At Wasatch, it’s our job to find the best companies we can no matter where they are in the world. And we think it’s a good idea for individual investors to have a long-term perspective and portfolios that are geographically diversified too, because when you’ve got the world covered it doesn’t matter as much what the butterflies do.

With sincere thanks for your continuing investment and for your trust,

Ajay Krishnan and John Malooly

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Advisors, Inc.

For definitions of financial terms and index descriptions and disclosures, please see page 34.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

The Wasatch Core Growth Fund — Investor Class gained 27.66% for the 12 months ended September 30, 2018, outperforming the 15.24% rise in the benchmark Russell 2000 Index and the 21.06% advance in the Russell 2000 Growth Index.

The Fund’s outperformance for the 12 months came largely as a result of favorable stock selection, particularly among our U.S. retailers and other holdings in the consumer-discretionary sector. Names in the information-technology, health-care and industrials sectors also contributed.

As a whole, the U.S. market is in the vicinity of record highs. While large technology firms have been responsible for much of the gains, investors have also been attracted to smaller companies in a highly positive economic environment. Although this dynamic has been favorable to our investment style, it’s encouraging to see that the returns have been justified by strong underlying fundamentals. In fact, the anecdotes we’ve been hearing from company management teams suggest that the business environment is as positive as any we’ve seen since the global financial crisis, something our bottom-up analysis also supports.

DETAILS OF THE YEAR

Two of the Fund’s U.S. retailers were among the top contributors to performance for the 12 months. Strong sales growth in a robust consumer-spending environment played a role in driving the stocks of both companies higher. But we also believe investors have gained greater appreciation for the companies’ business models, which insulate them to some extent from the “Amazon effect” that’s been disrupting the operations of many traditional brick-and-mortar retailers. Each company anticipates substantially increasing the number of its stores.

The Fund’s top-contributing retailer was Five Below, Inc., which has established itself among teens and young consumers as the destination store for inexpensive, fun merchandise. The company’s competitive advantage is low pricing —  everything in the store sells for $5 or less. E-commerce companies find it difficult to offer such products with the free-shipping benefit that online customers have come to expect.

Moreover, Five Below has self-funded its store expansions. We expect it to continue to do so.

The other strong-contributing retailer was Ollie’s Bargain Outlet Holdings, Inc. The company acquires excess inventory of brand-name products in a wide variety of categories, and then offers those products to customers who enjoy the bargain-priced, “treasure hunt” shopping experience. We believe Ollie’s business model would be hard for online competitors to replicate. Its loyal customer base is a competitive advantage continually strengthened through its “Ollie’s Army” membership and rewards program. We believe Ollie’s can double the number of stores to more than 500.

The largest detractor from Fund performance was Healthcare Services Group, Inc. (HCSG), a provider of housekeeping, laundry and dining services to skilled nursing facilities. Recently, some of HCSG’s customers had operating challenges and some even went bankrupt. This caused short-term deterioration in the company’s fundamentals. We believe the management team has the experience and depth to navigate these recent challenges. Moreover, we think HCSG has the potential for double-digit growth by adding more facilities to the housekeeping and laundry business segments and by cross-selling dining services to the existing client base.

The second-largest detractor was U.S. regional bank Eagle Bancorp, Inc. The stock price slid on concerns that, as interest rates rise, Eagle may not be able to maintain what have been highly attractive differentials between what it pays depositors and its income from lending. We think investors have overreacted. Due to its variable-rate loans, Eagle’s earnings yield also rises as interest rates increase.

OUTLOOK

As we’ve spoken with corporate management teams in the U.S., we’ve heard again and again that they’re seeking ways to grow their businesses and make their companies operate more efficiently. Both of these endeavors are aimed at helping the companies benefit even more from an expanding economy. We believe one reason the information-technology sector has continued to thrive is that by invest-ing in technology, executives can address their desire to achieve both growth and efficiency. Technology can facilitate growth by creating ways to reach more customers in more ways. Technology can improve efficiency through initiatives such as shifting applications to the cloud and, in a tight labor market, finding more ways to automate processes.

Although we’re always watchful for deterioration in fundamentals, we don’t see any broad-based challenges to the strong growth prospects we believe are represented by the companies held in the Fund. In certain industries, such as autos and homebuilding, market action seems to suggest a tug-of-war between continuing economic optimism on the one hand and concern that we’ve reached “peak earnings” on the other hand. But broadly speaking, we see little standing in the way of further growth in the U.S. economy.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	27.66%	13.94%	14.51%
Core Growth (WIGRX) — Institutional	27.82%	14.06%	14.59%
Russell 2000® Index	15.24%	11.07%	11.11%
Russell 2000® Growth Index	21.06%	12.14%	12.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.21% / Institutional Class — Gross: 1.10%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Euronet Worldwide, Inc.	3.8%
Monro, Inc.	3.4%
RBC Bearings, Inc.	3.3%
Barnes Group, Inc.	3.1%
ICON plc (Ireland)	3.0%

Company	% of Net Assets
Trex Co., Inc.	2.7%
Ollie’s Bargain Outlet Holdings, Inc.	2.7%
Pool Corp.	2.6%
Cantel Medical Corp.	2.5%
Ensign Group, Inc. (The)	2.5%

*

As of September 30, 2018, there were 54 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager	OVERVIEW The Wasatch Emerging India Fund — Investor Class declined -0.33% during the 12 months ended September 30, 2018. The Fund outperformed the benchmark MSCI India

Investable Market Index (IMI), which fell -2.40%.

Indian stocks rose during the first three months of the period on the back of strong company fundamentals and solid economic growth. Following an additional surge in January, however, further gains in equities were offset by currency weakness in the rupee against the U.S. dollar. Even as India’s major stock averages pushed to all-time highs in August, routs in the currencies of Turkey and Argentina brought countries with current-account and fiscal deficits under mounting scrutiny from investors. The rupee came under renewed pressure in September after a report showed that higher oil prices had pushed India’s quarterly current-account deficit to its widest in five years.

The combination of higher oil and a weaker rupee sent retail prices of diesel fuel and gasoline to record highs in Mumbai, fanning fears of inflation and raising concerns about prospects for Prime Minister Narendra Modi’s Bharatiya Janata Party in upcoming elections. International investors reacted to growing uncertainty and the rupee’s woes by selling Indian stocks and bonds — setting off a vicious cycle that moved the Fund’s return into the minus column during the final trading sessions of the fiscal year.

Consumer discretionary and health care were the Fund’s largest sources of outperformance relative to the benchmark. In both sectors, our stocks generated gains compared to losses in the benchmark’s positions. Information technology and energy were the top-performing sectors of the Index. However, our significant underexposure to these areas was a headwind for the Fund.

Financials were another source of outperformance in the Fund. A late-period slide erased earlier gains in the sector after a credit default at a lender to infrastructure firms sparked a selloff in the stocks of non-bank financial companies.

DETAILS OF THE YEAR

The strongest contributor to Fund performance was V-Mart Retail Ltd. The company operates department stores specializing in apparel. V-Mart also sells a wide range of general merchandise and fast-moving consumer goods. V-Mart’s shares moved higher amid strong top-line and bottom-line growth at the company. Because V-Mart operates primarily in India’s rural areas, the company stands to benefit as the Modi government seeks to create jobs and appeal to voters in advance of national elections in 2019.

Page Industries Ltd. was the second-best contributor. The company manufactures and sells Jockey-branded undergarments in India, Sri Lanka, Bangladesh, Nepal and the United Arab Emirates. Page is also the exclusive licensee for the manufacture, marketing and distribution of the Speedo brand in India. In the company’s most-recent quarter, net profit surged 46% on 17% revenue growth versus the same quarter a year ago. The inclusion of Page in the MSCI India Domestic Index as of August 31st also lifted the stock.

The greatest detractor from Fund performance was Somany Ceramics Ltd. The company makes wall and floor tiles, sanitary ware and bath fittings. Although comparable sales at Somany held up reasonably well, earnings disappointed investors. Management cited higher prices for natural gas and ongoing pricing pressure from competitors using dubious means to avoid India’s goods-and-services tax (GST). The company expects India’s implementation of the e-way bill to curb non-compliance with the GST and create fairer competition in the industry.

Another weak stock in the Fund was Amara Raja Batteries Ltd. The company makes lead-acid storage batteries for industrial and automotive applications. Higher prices for lead and other raw materials squeezed margins at Amara Raja, while uncertainty about future government policy with respect to electric vehicles (EVs) also appears to have weighed on the company’s share price. Though the risks posed to Amara Raja by EVs are real, we believe India’s government currently lacks the resources necessary to subsidize rapid adoption of EV technology.

OUTLOOK

As fears of contagion from the crises in Turkey and Argentina continue to ripple through emerging markets, the currencies of India and other countries are being tested. In September, the Indian government raised tariffs on non-essential imports and announced other measures designed to stem the rupee’s decline. One option being considered is the issuance of Non-Resident Indian (NRI) bonds to wealthy Indians living abroad.

The government used NRI bonds to raise approximately $34 billion during the so-called “Taper Tantrum” of 2013. Despite that and other difficult periods in the recent past, the Wasatch Emerging India Fund — Investor Class generated an average annual total return of 10.53% from its inception on April 26, 2011 through September 30, 2018, compared to a gain of 1.95% for the MSCI India IMI.

Moreover, the Indian economy is largely driven by domestic demand and tied less to exports and global supply chains. With tariffs on Chinese exports to the U.S. posing threats for China and its trading partners, we think India’s relatively closed economy offers attractive opportunities for international investors seeking to reduce exposure to global risks.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India (WAINX) — Investor	-0.33%	18.57%	10.53%
Emerging India (WIINX) — Institutional	-0.33%	18.68%	10.60%
MSCI India IMI	-2.40%	10.67%	1.95%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class — 1.73% / Institutional Class — Gross: 1.67%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
V-Mart Retail Ltd. (India)	6.7%
Bajaj Finance Ltd. (India)	5.9%
ICICI Lombard General Insurance Co. Ltd. (India)	5.1%
Divi’s Laboratories Ltd. (India)	4.7%
Amara Raja Batteries Ltd. (India)	4.7%

Company	% of Net Assets
Endurance Technologies Ltd. (India)	4.6%
Housing Development Finance Corp. Ltd. (India)	4.4%
Pidilite Industries Ltd. (India)	4.3%
Dr. Lal PathLabs Ltd. (India)	4.2%
HDFC Bank Ltd. (India)	3.8%

*

As of September 30, 2018, there were 39 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. †Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Roger Edgley, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Roger Edgley, CFA Portfolio Manager Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

Rising U.S. interest rates and worries about global trade dogged emerging-market equities for most of the 12-month period ended September 30, 2018. The Wasatch Emerging Markets Select Fund — Investor Class lost -0.57% during the period, while the benchmark MSCI Emerging Markets Index fell -0.81%.

After a favorable start to the Fund’s fiscal year, trade concerns moved to the forefront in March after the White House announced tariffs on imported aluminum and steel. Fears intensified after separate measures directed specifically at China sparked an escalating sequence of retaliation by both countries. Tighter monetary policy in the U.S. posed additional headwinds for emerging markets by making dollar-denominated assets more appealing to international investors.

Surveys of Chinese manufacturing weakened during the summer as U.S. tariffs impacted export production. In July, the Chinese government announced stimulus measures designed to boost domestic demand and ward off an economic slowdown. A key importer of raw materials, components and finished goods from other countries, China functions as a locomotive of growth for other developing nations. The prospect of shrinking exports to China confronted emerging markets at a time when routs in the currencies of Argentina and Turkey placed countries with current-account deficits under mounting scrutiny from investors.

Korea, South Africa and the United Arab Emirates (UAE) were the Fund’s largest sources of outperformance relative to the benchmark, as our stocks significantly outpaced the benchmark’s positions. The largest source of weakness against the benchmark was Taiwan, where our technology holdings were significant detractors.

DETAILS OF THE YEAR

The strongest contributor to Fund performance was NMC Health plc. The company provides health-care services in the UAE and other Middle Eastern countries. Shares of NMC rose on news that the company had landed a contract to manage two hospitals in Egypt. NMC also continued its planned expansion in Saudi Arabia where the government seeks to privatize the health-care sector. We liquidated the Fund’s position on concerns about rising valuation and management’s increased focus outside NMC’s core geography.

Naspers Ltd. was the second-best contributor. Based in South Africa, Naspers is a global internet and entertainment group. Continued expansion of digital media and e-commerce has driven rapid growth at the company. We sold the stock to reduce exposure to Naspers-held companies owned separately in the Fund.

The greatest detractor from Fund performance was Ctrip.com International Ltd. ADR, a leading online travel agency in China. Ctrip’s depositary receipts languished amid skepticism about the company’s expansion into low-tier cities. Management said the expansion, which includes offline stores, was necessary for building long-term brand awareness. We think Ctrip’s strong market position leaves it well-positioned to capture a larger portion of China’s growing travel market.

Raia Drogasil S.A. was the second-largest detractor from performance. The company operates a chain of drug stores in Brazil. Raia Drogasil’s stock price declined amid broad weakness in Brazilian equities, which were among the poorest performers in the Index. Although top-line growth and same-store sales at Raia Drogasil fell short of expectations, we believe deterioration in these metrics is likely to be temporary. With the company gaining market share and its long-term fundamentals attractive in our view, we added to the Fund’s position.

OUTLOOK

Recent data indicate China’s economic momentum has slowed as the government has curbed risky lending, and as tariffs on Chinese exports to the U.S. have begun to bite. As policy makers shift into a stimulative mode, their ability to provide appropriate economic medicine will be a key determinant of China’s near-term economic health. The Chinese government has an abundance of policy levers at its disposal and has demonstrated an uncanny ability to pull the right ones at the right time.

With recent declines in Chinese stocks having brought valuations to more-attractive levels, our research has identified approximately 200 Chinese companies for further evaluation. Analysts from the Wasatch international team recently visited 65 companies in China. This was the first of a series of trips designed to cover our list of candidates.

Despite continued uncertainty surrounding tariffs and trade, the investment environment in emerging markets remains generally favorable in our view. We’re pleased that, for the most part, the companies we own have delivered strong earnings growth. As fundamental, bottom-up investors, we believe earnings-driven market environments will provide beneficial conditions for our investment approach to outperform over the long term.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	-0.57%	1.78%	0.75%
Emerging Markets Select (WIESX) — Institutional	-0.38%	2.04%	1.06%
MSCI Emerging Markets Index	-0.81%	3.61%	2.57%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.90%, Net: 1.51% / Institutional Class — Gross: 1.52%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Bajaj Finance Ltd. (India)	5.0%
Alibaba Group Holding Ltd. ADR (China)	4.9%
BGF Retail Co. Ltd. (Korea)	4.3%
Medytox, Inc. (Korea)	4.3%
Tencent Holdings Ltd. (China)	4.1%

Company	% of Net Assets
Raia Drogasil S.A. (Brazil)	4.0%
Ctrip.com International Ltd. ADR (China)	4.0%
HDFC Bank Ltd. (India)	3.7%
Silergy Corp. (Taiwan)	3.4%
51job, Inc. ADR (China)	3.1%

*

As of September 30, 2018, there were 38 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Andrey Kutuzov, Scott Thomas and Kevin Unger.

Roger Edgley, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Andrey Kutuzov, CFA Associate Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2018, the Wasatch Emerging Markets Small Cap Fund —  Investor Class declined -7.02% and underperformed the benchmark MSCI Emerging Markets Small Cap Index, which lost -4.20%.

The escalating trade war between the United States and China, pres-sure from rising U.S. interest rates, a stronger dollar, and political uncertainty damp-ened enthusiasm for emerging-market assets and unsettled global markets over the past 12 months.

Surveys of Chinese manufacturing weakened during the summer as U.S. tariffs impacted export production. In July, the Chinese government announced stimulus measures designed to boost domestic demand and ward off an economic slowdown. A key importer of raw materials, components and finished goods from other countries, China functions as a locomotive of growth for other developing nations.

The Fund’s four most-heavily weighted countries —  India, China, Korea and Taiwan — had considerable impact on performance for the 12-month period. The Fund’s holdings in India and China, though down, held up significantly better than their benchmark counterparts. Korea added to the Fund’s return and our holdings outperformed their benchmark peers, but an underweight position caused the country to detract from performance relative to the benchmark. In Taiwan, our stocks declined and the country was the largest detractor from relative performance.

DETAILS OF THE YEAR

The top contributor to Fund performance was Vitasoy International Holdings Ltd. The company offers soy milk, tofu, rice milk, tea, juices and related food-and-beverage products in over 40 countries. Mainland China continued to drive strong growth at Vitasoy in the company’s most-recent reporting period. Vitasoy’s gross margin widened as improved manufacturing efficiency offset higher prices for soybeans, sugar and other inputs.

The Fund’s second-best contributor was Korea-based Koh Young Technology, Inc. The company has seen high demand for its 3D optical inspection equipment used in manufacturing semiconductors, integrated circuits and other components used in electronics. The benefit of 3D inspection is that it decreases the failure rate of printed circuit boards and removes the requirement for human inspection. Our favorable view of the company continues to be supported by recently reported strong earnings growth.

Taiwan has been increasingly affected by trade-war issues between the U.S. and China, and by changes in investor sentiment and expected growth for the information-technology (IT) sector in general and the semiconductor industry in particular. Three IT investments in Taiwan — Win Semiconductors Corp., Ennoconn Corp. and Silergy Corp. — were among the Fund’s leading detractors for the period. Win manufactures gallium arsenide (GaAs) wafers. The company has seen revenues decline as some customers have made what we view as temporary inventory reductions. Although Ennoconn’s stock price declined, we have no fundamental concerns regarding the company. Ennoconn provides hardware system solutions for market applications including point-of-sale locations, banking automation, kiosk, lottery and industrial automation. We see Ennoconn as having massive headroom for growth as it continues to gain share in the markets it serves. Silergy manufactures high-performance mixed-signal and analog integrated circuits. A global shortage of passive electronic components impacted production of its products. We believe the shortage will be temporary and expect the company to ramp up production when components become more-readily available.

OUTLOOK

Experience has taught us that while macro-related events may feature prominently in news headlines, they usually have minimal impact on the long-term underlying value of the businesses in which we invest. Rather than paying too much attention to the headlines, we focus on identifying and thoroughly researching companies that we see as high quality with outstanding potential for long-duration growth.

With recent declines in Chinese stocks having brought valuations to more-attractive levels, our research has identified approximately 200 Chinese companies that we think merit further evaluation. Toward that end, analysts from the Wasatch international team recently visited 65 companies in China. This was the first of a series of trips designed to cover our list of candidates for investment in China.

Notwithstanding continued uncertainty surrounding tariffs and global trade, the investment environment in emerging markets remains generally favorable in our view. We’re pleased that, for the most part, the companies we own have delivered strong earnings growth despite the recent underperformance of their stocks. As fundamental, bottom-up investors, we believe — over the longer term — earnings-driven market environments will provide beneficial conditions for our investment approach to outperform.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Emerging Markets Small Cap (WAEMX) — Investor	-7.02%	1.29%	8.78%
Emerging Markets Small Cap (WIEMX) — Institutional	-7.00%	1.36%	8.82%
MSCI Emerging Markets Small Cap Index	-4.20%	2.72%	7.43%
MSCI Emerging Markets Index	-0.81%	3.61%	5.40%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class — Gross: 2.02%, Net: 1.96% / Institutional Class: 1.88%, Net: 1.81%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Medytox, Inc. (Korea)	2.9%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	2.8%
51job, Inc. ADR (China)	2.8%
Silergy Corp. (Taiwan)	2.5%
Vitasoy International Holdings Ltd. (China)	2.4%

Company	% of Net Assets
ICICI Lombard General Insurance Co. Ltd. (India)	2.3%
Douzone Bizon Co. Ltd. (Korea)	2.2%
Raia Drogasil S.A. (Brazil)	2.2%
Microport Scientific Corp. (China)	2.1%
Clicks Group Ltd. (South Africa)	1.9%

*

As of September 30, 2018, there were 77 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI Emerging Markets and Emerging Markets Small Cap indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indexes.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Jared Whatcott and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Jared Whatcott, CFA Portfolio Manager	Scott Thomas, CFA Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund — Investor Class declined -8.73% for the 12 months ended September 30, 2018, while the benchmark MSCI Frontier Emerging Markets Index lost -6.57%.

Emerging and frontier markets witnessed historic volatility over the past 12 months brought on by a cascade of factors. Sources of concern for investors in frontier and emerging small countries have been a rising U.S. dollar, the prospect of a trade war between the United States and China, and the U.S. Federal Reserve’s continued gradual increases in short-term interest rates. These fears found some life when Argentina and Turkey experienced severe currency devaluations. The combination of these factors, their relative severity, and their occurrence in such a short period of time caused many global investors to reduce exposure to the frontier asset class.

As bottom-up stock pickers, we find comfort in the fact that the companies in which the Fund has invested are robust and continue to see strong demand for their products and services from their home markets. While their stock prices may decline, these domestic companies are resilient and less likely to be affected by global trade concerns.

DETAILS OF THE YEAR

For the 12 months, Argentina was the worst-performing country in the Fund and the benchmark. Although our Argentinian stocks declined about the same as their benchmark counterparts, the Fund’s overweight position in this weak market detracted from performance relative to the benchmark. Another weak-performing market in the Fund and one in which we underperformed the benchmark was Pakistan. On the other hand, our investments in the United Arab Emirates contributed to the Fund’s performance. The Philippines was an area of strength relative to the benchmark, as our holdings did not decline as much as those in the benchmark.

Three financial holdings in Argentina — Grupo Supervielle S.A., Grupo Financiero Galicia S.A. and Bolsas y Mercados Argentinos S.A. — were the Fund’s largest detractors for the 12-month period. Argentina’s financial companies generally struggled in an uncertain economic environment where growth prospects were potentially being undermined by efforts to stabilize the currency. However, we believe that if Argentina’s government can continue to implement reforms and fix the structural issues, the country’s long-term economic potential remains enormous. In our view, the holdings we have selected in Argentina are well-managed companies with financial positions strong enough to weather the current storm.

The top contributor to Fund performance had its initial public offering earlier this year and so is a relatively new holding. ASA International Group plc is a leading micro-finance lender with operations spanning Asia and Africa. The company spun out of ASA NGO (non-governmental organization) based in Bangladesh that is a pioneer in the realm of micro-finance lending to individual female entrepreneurs. ASA’s model was widely adopted across India where it has created more than a few multi-billion dollar businesses. As long-time investors in India, and being familiar with this business model, we quickly recognized that ASA International had the right ingredients for success. The company operates in a variety of key geographies that we believe give it exposure to the right customer profiles and help mitigate geographic concentration risk.

FPT Corp., a Vietnamese information-technology company, was also a leading contributor. The company has seen strong growth driven by its software outsourcing segment. FPT has developed capabilities to do higher-value outsourcing including artificial intelligence (AI), the Internet of Things (IoT), cloud and digital transformation. FPT has a cost advantage relative to Indian and Chinese peers given that it can find engineers and developers at 80% of the cost of those in China or India.

OUTLOOK

This past year has seen significant volatility across a number of frontier and emerging markets. Despite the challenges these markets have faced, we still believe in the quality of the companies held by the Fund and in the long-term fundamentals of the frontier and emerging small countries they call home. Many of these countries have made difficult adjustments and taken steps to repair structural issues, which has created a more stable and positive economic growth outlook. What’s more, domestic demand seems to have troughed and many economies appear poised for a continued cyclical recovery. With pullbacks in a number of frontier and small emerging markets, stock valuations are now even more attractive.

It is also worth reminding shareholders that as the emerging-market universe improves and strengthens, frontier markets should also benefit. We believe that by continually striving to position the Fund in what we regard as the highest-quality companies across frontier and emerging small countries, we provide the Fund with the best chance of reaping the potential long-term rewards.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries (WAFMX) — Investor	-8.73%	-2.86%	3.85%
Frontier Emerging Small Countries (WIFMX) — Institutional	-8.33%	-2.70%	3.97%
MSCI Frontier Emerging Markets Index	-6.57%	1.04%	3.38%
MSCI Frontier Markets Index	-7.73%	2.87%	6.05%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.36%, Net: 2.18% / Institutional Class —  Gross: 2.07%, Net: 1.98%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Aramex PJSC (United Arab Emirates)	6.7%
FPT Corp. (Vietnam)	5.5%
Philippine Seven Corp. (Philippines)	4.8%
ASA International Group plc (United Kingdom)	4.1%
National Bank of Kuwait SAK (Kuwait)	4.0%

Company	% of Net Assets
Banco Davivienda S.A., 2.18% (Colombia)	3.5%
Credicorp Ltd. (Peru)	3.2%
Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	3.2%
TCS Group Holding plc GDR (Russia)	3.0%
InRetail Peru Corp. (Peru)	2.8%

*

As of September 30, 2018, there were 47 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indexes.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Lead Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager	OVERVIEW The Wasatch Global Opportunities Fund — Investor Class gained 20.75% for the 12 months ended September 30, 2018, outperforming the 8.67% rise in the benchmark MSCI ACWI

(All Country World Index) Small Cap Index.

The U.S. added the most to the Fund’s return and to its outperformance of the benchmark. Net gains in other countries also added somewhat to Fund performance.

Although U.S. stock prices have increased robustly, valuations appear somewhat more reasonable than one might expect. That’s because earnings growth rates have generally been even stronger than stock-price increases. As a whole, the U.S. market is now at or near record highs. While large technology firms have been responsible for much of these gains, investors have also favored smaller companies. And among the small-cap companies we focus on, we continue to see strong fundamentals.

On a sector basis, information-technology, health-care and consumer-discretionary holdings, especially U.S. retailers, contributed strongly to the Fund’s outperformance of the benchmark. Continuing overall economic strength in the U.S. and a surge in consumer spending have benefited both online sellers and traditional brick-and-mortar retail companies. While our investment reasons for the retail names in the Fund are specific to each company’s growth prospects, the supportive macroenvironment has created a welcome tailwind.

In other sectors, our financials detracted from the Fund’s performance on an absolute basis and relative to the Index.

DETAILS OF THE YEAR

The Fund’s best contributor for the 12 months was U.S.-based Ollie’s Bargain Outlet Holdings, Inc. The company acquires excess inventory of brand-name products in a wide variety of categories, and then offers those products to customers who enjoy the bargain-priced, “treasure hunt” shopping experience. We believe Ollie’s business model would be hard for online competitors to replicate. Its loyal customer base is a competitive advantage continually strengthened through its “Ollie’s Army” membership and rewards program. We believe Ollie’s can double the number of stores to more than 500 in the coming years.

Another leading contributor was HealthEquity, Inc., a U.S.-based health-care company that provides an online platform to manage health-related accounts such as Health Savings Accounts (HSAs), Health Reimbursement Arrangements and Flexible Spending Accounts. HealthEquity’s stock price experienced some volatility earlier this year as investors grew wary about growth potential in the company’s market. But we continue to like HealthEquity’s prospects in what we still view as a fast-growing HSA market.

The greatest detractor from Fund performance for the 12 months was Somany Ceramics Ltd. in India. The company makes wall and floor tiles, sanitary ware and bath fittings. Although comparable sales at Somany held up reasonably well, earnings disappointed investors. Management cited the higher cost of natural gas and ongoing pricing pressure from competitors using dubious means to avoid India’s goods-and-services tax (GST). The company expects India’s implementation of the e-way bill to curb non-compliance with the GST and create fairer competition in the industry.

Italy’s Banca IFIS S.p.A. was the second-largest detractor. This was not surprising given the political drama in Italy, which hit the financials sector particularly hard. Banca IFIS purchases nonperforming bank loans at a discount and seeks to collect the higher amount owed from borrowers. The disruption in Italy’s financials sector could potentially favor Banca IFIS because the company has many years of familiarity with the Italian domestic market and would-be foreign competitors may become more reluctant to enter that market. We reevaluated Banca IFIS in the context of Italy’s political upheaval, and while we anticipate further volatility, we currently expect to maintain our position in the stock.

OUTLOOK

After such strong performance, there are valid concerns about the future of the U.S. economy, including a flattening yield curve and potential impacts from international trade tensions. However, we don’t see these or other macro factors as likely to usher in a recession in the coming months. That leaves the question, then, of whether conditions are already “as good as they can get” — a concern that’s held down stock prices in some industries such as trucking, even though companies have been reporting record earnings. From our perspective, both in analyzing company fundamentals and in talking with management teams, we see the potential for further gains.

Beyond the U.S., our view on Japan has become increasingly positive as structural reforms have taken hold. We believe the re-election of Prime Minister Shinzo Abe for an unprecedented third term could usher in another wave of reforms. The positive macro-level backdrop in Japan complements what we see as high levels of innovation and strong fundamentals among the Fund’s Japanese holdings. We’ve been watching Japanese companies that are compelling based on our metrics. And we’ve been finding opportunities to add to our holdings in Japan when stock prices pull back.

Elsewhere, we also have reasons for optimisms. In the eurozone, we think many investors may have erred too much on the side of caution in their estimation of the region’s growth prospects. And despite volatility in emerging markets, we see solid opportunities and remain optimistic about prospects for the Fund’s emerging-market holdings.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities (WAGOX) — Investor	20.75%	9.85%	17.49%
Global Opportunities (WIGOX) — Institutional	21.04%	9.97%	17.55%
MSCI ACWI Small Cap Index	8.67%	8.86%	14.93%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.59% / Institutional Class — Gross: 1.93%, Net: 1.36%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Ollie’s Bargain Outlet Holdings, Inc.	2.6%
Ensign Group, Inc. (The)	2.4%
Trex Co., Inc.	2.3%
HealthEquity, Inc.	2.3%
Ultimate Software Group, Inc. (The)	2.2%

Company	% of Net Assets
Euronet Worldwide, Inc.	2.2%
Zendesk, Inc.	2.2%
Medytox, Inc. (Korea)	2.1%
Copart, Inc.	2.1%
Metro Bank plc	2.1%

*

As of September 30, 2018, there were 75 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: November 17, 2008. The MSCI ACWI (All Country World Index) Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion — On October 31, 2017, the Fund changed its name from the Wasatch Large Cap Value Fund and its primary benchmark from the Russell 1000 Value Index.

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Global Value Fund —  Investor Class rose 9.56% for the 12 months ended September 30, 2018, lagging the 9.77% return of its primary benchmark, the MSCI ACWI (All Country World Index) and the 9.45% return of its secondary benchmark, the Russell 1000 Value Index. The Fund outperformed the 4.79% return of the MSCI ACWI Value Index.

In November 2017, the Fund began

its transition from a U.S. large-cap value strategy to global value in order to take advantage of a deeper investment pool and, so far, we are pleased with the results. While U.S. stock indexes have outperformed their international counterparts, our international holdings contributed to the Fund’s return. Moreover, as the U.S. economy reaches the late stages of the business cycle, having the flexibility to increase our international weighting could prove to be beneficial for shareholders.

Stock selection in the Fund was particularly strong in health care, utilities, consumer staples and telecommunication services. Our information-technology stocks were up 23% on average, but a large underweight versus the MSCI ACWI Index hurt relative results. Consumer discretionary and financials were the only sectors to finish in slightly negative territory.

DETAILS OF THE YEAR

Leading contributors to the Fund’s performance included technology company Cisco Systems, Inc. Cisco has seen a notable increase in recurring revenue as it moves from selling hardware and networking services to a subscription-based business model. In addition, it is a prime beneficiary of tax reform, and plans to deploy a significant portion of its $67 billion in cash holdings in the form of a share buyback program.

Holdings of Pfizer, Inc. also added to performance. Pfizer shares were rewarded as management communicated that it expects as many as 30 new drugs to be approved by 2022, with perhaps half carrying “blockbuster” potential. We trimmed the position on strength, but it remains a top weight.

A position in Ireland-based Smurfit Kappa Group plc, Europe’s largest corrugated-box manufacturer, added to relative performance. The company’s shares moved higher on a buyout offer from U.S. rival International Paper. We took advantage of the upward movement in the stock and sold our position.

On the downside, shares of Netherlands-based multinational bank ING Groep N.V. were in negative territory for the period. Bank profitability in general has been suppressed by the recent flattening of the yield curve. In addition, European banks have been required to increase reserves to meet new accounting standards. Sentiment with respect to

ING was impacted by concerns over a larger-than-expected fine related to money laundering, and shaky execution in the move to ramp up digital capabilities.

Within energy, shares of oil-field services giant Schlumberger Ltd. slumped in the period. The company’s latest results were negatively affected by the cost of mobilizing rigs from the U.S. to meet rising international demand in the wake of the recovery in oil prices experienced since early 2016. In addition, Permian basin demand for the company’s land services has softened as exploration and production spending has been trimmed there given a lack of takeaway capacity (i.e., pipelines). We maintained our position as Schlumberger has demonstrated the highest return on capital in its space and results stand to benefit from the redeployment of assets to the highly profitable international arena.

Exposure to industrial conglomerate General Electric Co. weighed on the Fund’s return as well. GE has tried to tighten its industrial focus, shedding many of its financial assets, but liabilities related to its corporate pension plan and legacy insurance portfolio came to the forefront in the period. In addition, its natural gas turbine business struggled in the wake of a large acquisition, contributing to the slashing of GE’s dividend. We exited the position before the bottom but at a loss nonetheless.

OUTLOOK

The U.S. economy remains on a positive trajectory, with growth slowing to a degree but remaining higher than in most of the rest of the world. Earnings growth for U.S. companies should remain strong, but the rate of growth is expected to ease from here, which has led to a decline in price/earnings multiples. Outside the U.S., the Fund’s investments are well-diversified by geography and sector. The Fund is positioned defensively in companies we believe are less risky than the broader market. For example, we have avoided companies with exposure to emerging markets, as prolonged trade tensions will be felt there more than in developed markets.

We continue to prefer a defensive-minded approach that we expect to be beneficial as late-cycle dynamics gain additional traction. The Fund remains tilted toward higher-quality companies within the large-cap value universe, as gauged by lower market sensitivity, lower valuations, higher cash flows, higher dividends, and stronger balance sheets. In terms of sectors, we remain overweight in energy, which tends to outperform late in the business cycle, as well as in the defensive utilities and telecommunication-services sectors. The Fund remains underweight in the highly cyclical consumer-discretionary, materials and industrials sectors.

With U.S. inflation concerns increasing on strong employment data and the risks of Fed policy tilted to the upside as it continues on a path of gradually raising interest rates, we believe value stocks are broadly poised to assume the mantle of performance leadership.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Global Value (FMIEX) — Investor	9.56%	8.63%	7.72%
Global Value (WILCX) — Institutional	9.61%	8.75%	7.80%
MSCI ACWI	9.77%	8.67%	8.19%
Russell 1000® Value Index	9.45%	10.72%	9.79%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.19%, Net: 1.10% / Institutional Class — Gross: 2.31%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
China Mobile Ltd. (China)	4.8%
Pfizer, Inc.	4.4%
Exelon Corp.	4.3%
Novartis AG (Switzerland)	4.3%
CVS Health Corp.	4.2%
Royal Dutch Shell plc ADR (Netherlands)	4.0%

Company	% of Net Assets
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	3.9%
Nordea Bank AB (Sweden)	3.7%
Wells Fargo & Co.	3.5%
Suncor Energy, Inc. (Canada)	3.4%

*

As of September 30, 2018, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) captures large- and mid-cap representation across 23 developed-market and 24 emerging-market countries. With 2,791 constituents, the Index covers approximately 85% of the global investable equity opportunity set. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Ken Applegate and Linda Lasater.

Roger Edgley, CFA Lead Portfolio Manager	Ken Applegate, CFA Portfolio Manager	Linda Lasater, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund — Investor Class increased 12.13% in the 12 months ended September 30, 2018 and outperformed the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index, which added 1.86%.

Over the course of the year, the world saw no shortage of events that affected its financial markets. Among them were the growing trade tiff between the U.S. and China, Italy’s financial and political issues, and trouble in some emerging markets highlighted by currency devaluations in Argentina and Turkey. Though newsworthy, experience has taught us that macro-related events such as these usually have minimal impact on the long-term underlying value of the businesses in which we seek to invest. Rather than pay too much attention to the headlines, we seek to identify changes at the company level such as new competitive challenges or deteriorating fundamentals. We also look at broader themes that can specifically affect businesses such as disruptive technology or the trend toward healthier lifestyles. Our unrelenting focus is on thoroughly researching companies that we see as high quality with outstanding potential for long-duration growth.

DETAILS OF THE YEAR

Our focus has led us to faraway places like Australia, Japan and the United Kingdom. These three countries added the most to the Fund’s return for the 12 months, and we outperformed the benchmark in all three.

The Fund did not fare as well in India and Taiwan where our holdings were down and we underperformed the benchmark. Emerging markets in general had a rough go of it over the past 12 months. Nevertheless, we retain our positive outlook for the emerging-market countries and companies in which we have invested, especially India and Taiwan.

Australia’s WiseTech Global Ltd. was among the Fund’s top contributors for the 12 months. The company provides cloud-based logistics software that features an end-to-end solution built on a single source code and database giving it outstanding and seamless functionality and unrivaled data integrity. The SaaS (Software-as-a-Service) model allows customers to quickly implement the software, while WiseTech retains full control over updates, upgrades and functionality.

The top contributor was MonotaRO Co. Ltd. of Japan. This Japanese e-commerce company is a leading online provider of maintenance, repair and operations (MRO) supplies to small and medium-size businesses. The company has been seeing strong growth through new customer acquisitions and increased average spending per customer.

We sold long-time holding, Seria Co. Ltd., an operator of 100-yen shops in Japan. With the stock trading at a lofty valuation, we were having a harder time penciling out returns high enough to justify continuing to hold this $2.7 billion market-cap company. Wasatch first invested in Seria nearly six years ago when it had a market capitalization of under $700 million. Seria was one of the largest detractors from performance in the past 12 months.

U-Blox Holding AG, a Swiss semiconductor and module solutions provider for industrial and automotive end markets, was another significant detractor. Management reported weak sales, citing uncertainty in China and softness in semiconductor end markets. We dramatically reduced our exposure to the semiconductor industry earlier in 2018 but held onto a position in U-Blox. We expect the stock to bounce back as industry conditions improve.

OUTLOOK

We believe the backdrop for international small-cap equities remains constructive. There is turmoil in some emerging-market countries, but we are extremely selective from a country and company perspective and we see market selloffs as a great time for bargain hunting.

In Europe, our positioning remains focused on the Nordic countries as well as core European countries such as Germany, France and Switzerland. We are overweight relative to the benchmark in the United Kingdom but we have deemphasized domestically oriented companies that we feel could be disproportionately affected by uncertainty surrounding Brexit. We remain optimistic regarding the prospects of our globally focused U.K. holdings. Although trouble spots in Europe remain, we see many exciting areas of opportunity.

Japan is an inefficient market, which allows us to use our expertise and on-the-ground research to find companies with outstanding investment potential. The re-election of Prime Minister Shinzo Abe to his third term in office provides us with increased confidence that positive structural changes in Japan will be continued.

We focus on what we consider to be high-quality companies with experienced management teams, strong business models, leading market-share positions or innovative products or processes. We are confident such companies have the ability to navigate uncertain times and decide where best to invest the capital we entrust to them.

We thank you for your support as we continue to work hard at the challenging and exciting task of finding great small companies around the world.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Growth (WAIGX) — Investor	12.13%	7.23%	13.25%
International Growth (WIIGX) — Institutional	12.24%	7.29%	13.29%
MSCI ACWI ex USA Small Cap Index	1.86%	6.14%	8.73%
MSCI World ex USA Small Cap Index	3.42%	7.07%	9.04%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.46% / Institutional Class — Gross: 1.37%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Vitasoy International Holdings Ltd. (China)	2.5%
Abcam plc (United Kingdom)	2.3%
MonotaRO Co. Ltd. (Japan)	2.2%
Cochlear Ltd. (Australia)	2.1%
Asahi Intecc Co. Ltd. (Japan)	2.0%

Company	% of Net Assets
Ipsen S.A. (France)	2.0%
Ain Holdings, Inc. (Japan)	1.9%
Rotork plc (United Kingdom)	1.9%
XING SE (Germany)	1.8%
Nihon M&A Center, Inc. (Japan)	1.7%

*

As of September 30, 2018, there were 87 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Jared Whatcott, Linda Lasater and Allison He.

Jared Whatcott, CFA Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Opportunities Fund —  Investor Class added 10.45% and outperformed the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index, which gained just 1.86% for the 12 months ended September 30, 2018.

The year saw mounting investor scrutiny of emerging markets brought on by global trade concerns and worries over the vulnerability of some economies to tighter U.S. monetary policy. As Federal Reserve officials continued to gradually raise short-term interest rates, emerging-market countries with large dollar-denominated debt loads and expanding current-account deficits were disproportionately affected. Especially vulnerable were countries such as Argentina and Turkey, which have had to defend their currencies and control inflation by significantly raising interest rates. Moreover, countries that rely on imported oil have been seeing imports cost more in local-currency terms as oil prices have risen.

Developed markets also had increased volatility as investors watched for cracks in the armor. In the United Kingdom, investors feared the possibility of a “no deal” Brexit. European manufacturers have seen new export orders weaken, especially to China. Although falling unemployment helped support domestic consumption, consumer confidence trended down across the continent.

Japan’s economy appeared to stabilize, yet inflation, as measured by the consumer-price index excluding fresh food and energy, remained stubbornly low. On the other hand, Japan has been seeing wage growth, and also has had more job openings per applicant than at any point since 1974. Japanese equities were supported during the year by the yen’s depreciation, aided by the rising interest-rate differential.

DETAILS OF THE YEAR

Japan was by far the largest contributor to the Fund’s performance and to its outperformance of the benchmark over the past 12 months. Five of the Fund’s top 10 contributors were Japanese companies, including online travel-comparison website Open Door, Inc. and online food delivery company Yume No Machi Souzou Inkai Co. Ltd. As these two online companies have continued to take market share from more-traditional competitors, investors have increasingly been taking notice of their quality and headroom for growth.

Although a distant second to Japan, our Australian holdings contributed nearly two percentage points to the Fund’s return for the 12-month period. We outperformed the benchmark in the country led by Pro Medicus Ltd. This Australian company provides enterprise medical imaging and radiology information systems to medical groups including the Mayo Clinic, Mercyhealth, WellSpan Health and Sutter Health. The company continued to see strong fundamental growth.

Among the countries in which the Fund is invested, our position in India is the most overweight relative to the benchmark. As a result, the poor performance of Indian equities (along with the rupee’s depreciation against the U.S. dollar) weighed more on the Fund’s results than on the benchmark’s. In addition, the Fund’s Indian holdings underperformed their benchmark peers.

Reflecting the difficult environment in Turkey, our two holdings in the country — Logo Yazilim Sanayi Ve Ticaret A.S. and Mavi Giyim Sanayi Ve Ticaret A.S. — were among the largest detractors for the 12-month period. We continue to closely monitor the situation in Turkey.

Although the United Kingdom added to the Fund’s return and our holdings slightly outperformed their benchmark counterparts, an underweight position neutralized the benefit to relative performance. A notable detractor was Clipper Logistics plc, a non-food retail supply chain logistics operator with a strong focus on e-fulfillment and return services. Given the retail environment in the U.K., Clipper management tempered growth expectations for the company.

OUTLOOK

We continue to be excited about the opportunities we are seeing in international micro-cap companies. While risks to the global economy include the potential for further escalation in trade tensions between the U.S. and China and ongoing currency volatility in emerging markets, we have been continually impressed with the strong management teams of the companies in which we invest. We are optimistic that they will continue to find ways to help their companies thrive and succeed across various market conditions.

Despite recent weakness, we continue to be constructive on the long-term opportunities in the emerging economies of the world. Our investments in emerging markets are the result of bottom-up research into the prospects of individual companies rather than target allocations to these markets. Our research has uncovered a number of promising micro-cap opportunities in developing markets that we believe have the potential to contribute to the Fund’s success going forward.

Our confidence, of course, comes from our experience with our trusted process. As we continue to travel the planet, we search for growing micro-cap companies in developed and emerging markets that we see as being of the highest quality.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Opportunities (WAIOX) — Investor	10.45%	10.00%	13.35%
International Opportunities (WIIOX) — Institutional	10.66%	10.23%	13.47%
MSCI ACWI ex USA Small Cap Index	1.86%	6.14%	8.73%
MSCI World ex USA Small Cap Index	3.42%	7.07%	9.04%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.24% / Institutional Class — Gross: 2.04%, Net: 1.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Pro Medicus Ltd. (Australia)	3.0%
Open Door, Inc. (Japan)	2.4%
Webjet Ltd. (Australia)	2.3%
Hypoport AG (Germany)	2.3%
Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	2.1%

Company	% of Net Assets
Rakus Co. Ltd. (Japan)	1.9%
Philippine Seven Corp. (Philippines)	1.8%
Yihai International Holding Ltd. (China)	1.8%
TCI Co. Ltd. (Taiwan)	1.7%
ASA International Group plc (United Kingdom)	1.5%

*

As of September 30, 2018, there were 102 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Dan Chace.

Ken Korngiebel, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	OVERVIEW The Wasatch Micro Cap Fund gained 38.04% in what was a positive 12 months for U.S. micro caps. The Fund significantly outperformed its benchmark, the Russell Microcap Index, which rose 13.65%. Although economic growth appeared to moderate from the 4.2% pace logged during the second quarter of calendar 2018, government data suggested the U.S. economy continued to expand at a healthy clip in the quarter ended September 30th. Steady business conditions and subdued inflation favored the stocks of growth companies, which outperformed value stocks during the 12 months. With micro-cap companies remaining somewhat insulated from risks related to tariffs and global trade, the micro-cap growth investment style was an advantage for the Fund.

Solid gains in the revenues and earnings of the companies we own drove returns across most areas of the Fund. This was especially true in information technology and health care, which were the largest sources of outperformance relative to the benchmark. Other areas of substantial outperformance included consumer discretionary, industrials and financials.

As the Fund’s information-technology and health-care stocks extended recent gains, we trimmed position sizes in certain holdings to limit exposure and reduce risk. We invested some of the sales proceeds in the stocks of industrial companies that we think have become attractively valued relative to their growth prospects and are now well-positioned to pass higher input costs along to customers.

DETAILS OF THE YEAR

The strongest contributor to Fund performance for the 12 months was Tandem Diabetes Care, Inc. The company offers insulin-delivery systems for people with diabetes. In August, Tandem launched its t:slim X2™ Insulin Pump with Basal-IQ™ Technology, a predictive feature designed to reduce the frequency and duration of low-glucose events (hypoglycemia). The new system requires no finger sticks for calibration or diabetes-treatment decisions. Encouraging financial results and improved forward guidance also helped to drive Tandem’s stock price higher.

Freshpet, Inc. was another solid contributor. The company sells fresh, refrigerated meals and treats for dogs and cats in the U.S., Canada and the United Kingdom. Shares of Freshpet rose sharply in early August after the company reported better-than-expected net sales, which jumped 23% compared to the same quarter a year ago. Management raised its full-year guidance for 2018 as Freshpet’s core dog household penetration increased at its fastest rate in more than three years. To meet growing demand for the company’s products, Freshpet plans to expand its manufacturing facility in Pennsylvania. We reduced the Fund’s position in Freshpet in response to the company’s significantly higher valuation.

The Fund’s largest detractor for the 12 months was Impinj, Inc., an information-technology company that offers a wireless inventory and asset-tracking platform that we thought had the potential to revolutionize the management of supply chains. The company saw its stock price fall in November 2017 after it reported a wider-than-expected quarterly loss and guided revenue and profits lower. While we remain impressed with the potentially disruptive nature of the technology and continue to follow the stock, we liquidated it from the Fund. Broad-based installation delays across multiple industries could be indicative of either significant implementation costs and/or technology-integration issues.

Zoe’s Kitchen, Inc., another poor performer, was sold on deteriorating fundamentals. The company operates fast-casual, Mediterranean-cuisine restaurants. Both top-line and bottom-line results at Zoe’s fell short of expectations. Comparable sales were off -2.3% due to a drop in foot traffic. Management cited increased competition in select markets and disruption from delivery and discounting. With the company also guiding full-year revenue lower and slowing its plans for expansion, we decided to move on.

OUTLOOK

One of the positions in the Fund is Chuy’s Holdings, Inc. Based in Texas, the company operates more than 90 Tex-Mex restaurants across 19 states. Although Chuy’s stock performed well for the full 12 months, rising labor costs weighed on the stock price more recently as Chuy’s profit margins narrowed. Given what we consider the company’s attractive long-term prospects, we purchased additional shares for the Fund.

Nonetheless, the wage pressures faced by Chuy’s have become fairly common throughout the restaurant industry. In other parts of the economy as well, competition for workers is beginning to push labor costs higher. With the price of crude oil at multi-year highs and tariffs adding to the cost of imported goods, the inflationary backdrop has become less auspicious for businesses and consumers.

As long as inflation remains contained, we don’t think it’s likely to pose a threat to the U.S. economy. An unexpected acceleration in inflation would be more problematic. At the press conference following the September meeting of the Federal Open Market Committee, Chairman Jerome Powell said he doesn’t see inflation surprising to the upside. When researching and analyzing companies, we’ll be keeping a close eye on wages and input costs for signs of inflationary pressures.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	38.04%	15.28%	13.86%
Russell Microcap® Index	13.65%	10.51%	10.82%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.67%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
V-Mart Retail Ltd. (India)	2.2%
Tandem Diabetes Care, Inc.	2.0%
Freshpet, Inc.	2.0%
Kadant, Inc.	1.8%
Fabrinet	1.8%

Company	% of Net Assets
Fiesta Restaurant Group, Inc.	1.8%
Altra Industrial Motion Corp.	1.8%
Sun Hydraulics Corp.	1.7%
OrthoPediatrics Corp.	1.5%
Rapid7, Inc.	1.5%

*

As of September 30, 2018, there were 93 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Value Fund gained 18.84% during the 12 months ended September 30, 2018, outperforming the 13.65% advance in the benchmark Russell Microcap Index. We were pleased to see the Fund outpace the benchmark as we continued to focus on companies with the potential to do well in a wide range of economic environments.

Health care was a significant area of

strength for the benchmark during the 12 months. The Fund’s health-care holdings outperformed their benchmark peers, and the group contributed the most to the Fund’s return. In general, health-care stocks have benefited from rising revenues and earnings growth boosted by corporate tax cuts. Based on our concerns about rising valuations within the sector, however, we were underweight relative to the benchmark. Information technology (IT) was another area of strength for the Fund, and our holdings outperformed the IT names in the Index. Micro-cap technology stocks also seemed to be enjoying the halo effect from intense investor interest in big-cap tech stocks. The consumer-discretionary and materials sectors were sources of weakness against the benchmark, as our holdings in these sectors underperformed their benchmark peers.

Although trade tensions between the United States and the rest of the world remained a top-of-mind concern, there was plenty of good economic news during the 12 months. The U.S. unemployment rate fell as the labor market tightened. Job openings exceeded the number of unemployed workers. The Federal Reserve raised its benchmark interest rate in September based on its latest assessment of economic conditions as “strong,” an improvement from its previously “solid” assessment. And the government’s Bureau of Economic Analysis upwardly revised its estimate of second quarter 2018 gross domestic product growth to 4.2% thanks to healthy consumer spending on durable goods.

DETAILS OF THE YEAR

OrthoPediatrics Corp., a U.S. health-care company, was the most-significant contributor to Fund performance for the 12 months. The company continued its strong run following a revenue announcement that topped Wall Street estimates. We believe the company’s focus on child-sized orthopedic implants gives it an attractive niche unlikely to be pressured by larger competitors.

Freshpet, Inc. was another large contributor. The company sells fresh, refrigerated meals and treats for dogs and cats in the U.S., Canada and the United Kingdom. Shares of Freshpet rose sharply in early August after the company reported better-than-expected net sales. Management raised its full-year guidance for 2018 as Freshpet’s core dog household penetration increased at its fastest rate in more than three years. To meet growing demand for the company’s products, Freshpet plans to expand its manufacturing facility in Pennsylvania.

The Fund’s greatest detractor from performance for the 12 months was Hudson Technologies, Inc. This industrial company distributes refrigerants and reclaims and resells still-usable refrigerants from non-functioning systems. Regulations intended to phase out older refrigerants harmful to the environment created uncertainty for Hudson’s reclamation business. This resulted in a greater-than-expected quarterly loss, and pricing headwinds forced Hudson to lower revenue and earnings guidance for full-year 2018.

Another industrial holding, va-Q-tec AG, was the second-largest detractor. The company is a German manufacturer of thin-walled insulated containers used in appliances and for transportation. As va-Q-tec has faced challenges in trying to grow its container-rental business, the stock traded lower based on weaker-than-expected earnings.

OUTLOOK

The equity markets, especially in the U.S., have been benefiting from a favorable economic environment. While the Fund has benefited as well, we don’t base our investment decisions on macroeconomic conditions or political events. Instead, we focus on in-depth, bottom-up research to uncover opportunities in individual companies that other investors might not yet fully appreciate. We seek out companies that are temporarily undervalued because they are relatively undiscovered, or because they are growth companies experiencing what we consider a short-term setback, or because their growth has stalled but we’ve identified a catalyst — such as a niche strategy — that provides strong potential for future growth.

As the current record-length bull market pushes deeper into old age, lofty valuations are testing the selling discipline of portfolio managers. We’ve seen this especially in areas like health care, IT and SaaS (Software-as-a-Service). An example from the Fund is Exact Sciences Corp. The company’s stock jumped up on the announcement of a co-promotion agreement with Pfizer. We sold our position in Exact Sciences to put the proceeds to work in more-attractively valued new names, including IRIDEX Corp., which makes a laser-treatment system for glaucoma. We’ve been establishing a position in IRIDEX at a price of less than two times sales.

Another new Fund holding is Magnolia Oil & Gas Corp., a special purpose acquisition company, or SPAC. Within the energy sector, SPACs are sometimes viewed unfavorably, as they may be shell companies created to operate lower-quality assets. However, a high-quality operation can also use the SPAC structure. In this case, we’re optimistic about Magnolia’s prospects given its experienced CEO, outstanding energy properties and conservative balance sheet.

Finally, we’re scouring the micro-cap universe for new opportunities in Asia. We’ve been attracted to Taiwan and Hong Kong, in particular, as recent market weakness has made stock valuations attractive in a number of companies that have what we consider to be solid growth prospects.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	18.84%	13.27%	14.78%
Russell Microcap® Index	13.65%	10.51%	10.82%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 1.84%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Freshpet, Inc.	2.0%
i3 Verticals, Inc., Class A	1.8%
OrthoPediatrics Corp.	1.7%
Sun Hydraulics Corp.	1.7%
Oxford Immunotec Global plc	1.5%

Company	% of Net Assets
Kadant, Inc.	1.5%
Ferro Corp.	1.5%
Esquire Financial Holdings, Inc.	1.5%
Napco Security Technologies, Inc.	1.4%
Datawatch Corp.	1.4%

*

As of September 30, 2018, there were 96 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund — Investor Class gained 35.08% for the 12 months ended September 30, 2018, outperforming the 21.06% rise in the benchmark Russell 2000 Growth Index and the 15.24% advance in the Russell 2000 Index.

The Fund’s outperformance for the 12 months came largely as a result of favorable stock selection, particularly among our holdings in the information-technology sector. Names in the consumer-discretionary sector — including U.S. retailers — and in the health-care sector also contributed. On the minus side, financials were the major detractors from Fund performance.

In this environment of record and near-record stock prices, it’s helpful to consider the long-term trajectories in the history of investments. Looking back over the decades, it’s easy to identify extended periods of time — 17 or 18 years, for example — that were characterized by generally rising U.S. stock prices. Sure, shorter-term bear markets were contained within these periods, but the overall movement was upward. Viewed in this way, stock-market history seems like periods of long-term rising trends interspersed with periods of sideways movements.

We don’t know when the next period of flat or down performance will arrive. What we do know is that — based on historical stock-market data — the current rising trend may still have legs. So rather than paying too much attention to market cycles, we focus on finding high-quality growth companies that we believe will help us take advantage of favorable conditions and navigate more-difficult environments too.

DETAILS OF THE YEAR

The top contributor to Fund performance was Five Below, Inc., a retailer that has established itself among teens and young consumers as the destination for inexpensive, fun merchandise. Everything in the store sells for $5 or less. Online retailers find it difficult to offer such products with the free-shipping benefit that their customers have come to expect. Moreover, Five Below has self-funded its store expansions and we expect it to continue to do so.

Another retailer, Ollie’s Bargain Outlet Holdings, Inc., was the second-best contributor. Ollie’s acquires excess inventory of brand-name products in a wide variety of categories, and then offers those products to customers who enjoy the bargain-priced, “treasure hunt” shopping experience. We believe Ollie’s business model would be hard for online competitors to replicate. Ollie’s loyal customer base is a competitive advantage that’s continually strengthened through its “Ollie’s Army” membership and rewards program. We see the potential for Ollie’s to double the number of stores to more than 500 in the coming years.

The Fund’s largest detractor was U.S. regional bank Eagle Bancorp, Inc. Eagle’s stock price slid on concerns that, as interest rates rise, Eagle may not be able to maintain what have been highly attractive differentials between what it pays depositors and its income from lending. We think investors have overreacted. Due to its variable-rate loans, Eagle’s earnings yield also rises as interest rates increase.

The second-largest detractor was Healthcare Services Group, Inc. (HCSG). The company provides housekeeping, laundry and dining services to skilled nursing facilities. Recently, some of HCSG’s customers had operating challenges and some even went bankrupt. This caused short-term deterioration in the company’s fundamentals. We believe the management team has the experience and depth to navigate the recent challenges. Moreover, we think HCSG has the potential for double-digit growth by adding more facilities to the housekeeping and laundry business segments and by cross-selling dining services to the existing client base.

OUTLOOK

Broadly speaking, we see little standing in the way of further growth in the U.S. economy. Having said that, a robust economy and strong company-specific fundamentals don’t always translate into stock-price gains. It’s possible for a company to experience growth without being rewarded by a higher stock price. That’s one reason we focus on researching companies we consider to be high quality. We believe such companies are more likely to perform solidly in a variety of business conditions. In our view, the companies held in the Fund are top-notch operators that we’d want to own during any type of market environment.

Of course, we do make adjustments to the Fund over time, for reasons usually relating to company-specific fundamentals — but sometimes for reasons relating to broader market dynamics. At present, the SaaS (Software-as-a-Service) industry provides a good example of the latter. Although the momentum of corporate investment could carry SaaS names even higher, we’ve trimmed some holdings in this area because we think valuations have reached levels at which even strong growth over several years is unlikely to translate into attractive share-price gains. As we took profits in some SaaS holdings, we reinvested the proceeds in what we see as more-reasonably valued names.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth (WAAEX) — Investor	35.08%	11.88%	14.30%
Small Cap Growth (WIAEX) — Institutional	35.27%	11.99%	14.36%
Russell 2000® Growth Index	21.06%	12.14%	12.65%
Russell 2000® Index	15.24%	11.07%	11.11%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.27% / Institutional Class — Gross: 1.11%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Euronet Worldwide, Inc.	3.9%
HEICO Corp., Class A	3.7%
Ollie’s Bargain Outlet Holdings, Inc.	3.4%
ICON plc (Ireland)	3.4%
Barnes Group, Inc.	3.3%

Company	% of Net Assets
RBC Bearings, Inc.	3.0%
Cantel Medical Corp.	2.7%
Ultimate Software Group, Inc. (The)	2.7%
Ensign Group, Inc. (The)	2.6%
Monro, Inc.	2.6%

*

As of September 30, 2018, there were 64 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

U.S. equities performed very well in the past year thanks to the highly favorable combination of strengthening economic growth and rising corporate earnings. Value stocks, while certainly participating in the rally, lagged the broader market amid investors’ continued preference for faster-growing companies. The Russell 2000 Value Index returned 9.33% for the 12-month period but fell well short of the 15.24%

return of the broad-based Russell 2000 Index, which includes both growth and value stocks.

The Wasatch Small Cap Value Fund — Investor Class returned 14.54% and finished the period ahead of the benchmark Russell 2000 Value Index. Our strong showing of the past 12 months builds on the Fund’s favorable long-term results. As of September 30, 2018, the Fund had outperformed the Index over the five- and 10-year periods, as well as since its inception on December 17, 1997.

DETAILS OF THE YEAR

A key part of our investment process is our effort to identify “Fallen Angels,” or growth companies that have hit a bump in the road and slid into value territory for what we think are temporary reasons. The main element of this strategy is the “Angel” aspect. Although these stocks are typically depressed when we first establish positions, our research indicates that the underlying companies have outstanding business models and robust growth prospects. Our belief is that over time, investors will grow to appreciate these traits and the stocks will rebound to their full valuation. We believe the Fallen Angels facet of our approach, when combined with our investments in more traditional value companies, creates diversification for the Fund by allowing it to hold both growth and value stocks. As a result, the Fund doesn’t necessarily rely on periods when value stocks outperform in order to drive its returns. Holding more growth stocks than its benchmark helped the Fund outperform for the 12-month period, because it enabled us to participate in the strong outperformance by the growth category.

Stock selection was a key driver of the Fund’s 12-month performance advantage, helping to generate a healthy margin of outperformance across the majority of sectors in which we were invested. The best results occurred in the financials, health-care, information-technology and industrials sectors.

Fallen Angels, including Ensign Group, Inc., were heavily represented among the Fund’s top contributors for the year. An operator of assisted-living facilities, Ensign came under pressure in 2017 due to the combination of a challenging acquisition, choppy earnings and broader uncertainty surrounding U.S. health-care policy. We chose to maintain the position because we believed in the management team’s positive long-term record and its plan to get Ensign back on track. In addition, the company’s financial metrics stacked up well versus its competitors. Our patient approach paid off. Ensign’s stock recovered nicely in the first nine months of 2018. A number of Fallen Angels in the industrials sector also added to the Fund’s return, including HEICO Corp. and Copart, Inc.

On the negative side, our holdings in the consumer-discretionary and real-estate sectors detracted from performance relative to the benchmark. Commercial auto insurer Atlas Financial Holdings, Inc., whose underwriting results came in below expectations, was the largest detractor. We retained the position, as we trust the management team and it has been making some changes to address the issues.

Trucking company Knight-Swift Transportation Holdings, Inc. was another laggard. Investors punished the stock after the company reported weaker-than-expected earnings. Our analysis showed that the stock’s decline was largely due to investor overreaction to short-term issues related to the integration of the recently acquired Swift operation, rather than deterioration in the company’s profit margins or longer-term earnings outlook. Believing Knight-Swift is a well-managed company that stands to benefit from the ongoing strength in the U.S. economy, we used the selloff as an opportunity to significantly add to the Fund’s position.

OUTLOOK

Over the past 12 months, our investment activity was largely geared toward concentrating the Fund in our “best ideas.” A number of years ago, we determined that establishing larger weights in our highest-conviction holdings would help maximize the impact our research had on performance. The result is that the Fund now has a smaller number of holdings. This helps preserve our intellectual capital by allowing us to focus on a more select list of companies. Our largest positions are typically in companies with improving fundamentals, yet still attractive valuations. We finished the annual period with 50 individual positions, which is consistent with our goal of having an average weight of about 2% in each portfolio holding.

While the ongoing stock market rally has provided a tailwind for the Fund it has also led to higher valuations across the market. As a result, we have been considering the “value versus growth” question more heavily in the past several months. Since growth stocks have largely outperformed  — and therefore have been more likely to reach full valuations — we’ve looked for more opportunities to add companies with strong characteristics that still appear to be attractively valued. We believe the net result of this process is a blended portfolio with the potential to participate in the market’s upside no matter which style happens to be in favor.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	14.54%	12.31%	12.49%
Small Cap Value (WICVX) — Institutional	14.78%	12.43%	12.59%
Russell 2000® Value Index	9.33%	9.91%	9.52%
Russell 2000® Index	15.24%	11.07%	11.11%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.41% / Institutional Class — Gross: 1.36%, Net: 1.25%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Euronet Worldwide, Inc.	5.0%
Monro, Inc.	4.4%
Knight-Swift Transportation Holdings, Inc.	4.4%
Kadant, Inc.	4.0%
Arbor Realty Trust, Inc.	3.7%

Company	% of Net Assets
Dorman Products, Inc.	3.2%
Ensign Group, Inc. (The)	3.1%
Innospec, Inc.	3.0%
Altra Industrial Motion Corp.	2.9%
Monmouth Real Estate Investment Corp.	2.6%

*

As of September 30, 2018, there were 50 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

Equities of small companies continued their impressive run during the 12 months ended September 30, 2018. The Wasatch Ultra Growth Fund advanced 41.97% and significantly outperformed the benchmark Russell 2000 Growth Index, which rose 21.06%.

With growth stocks outgaining value stocks during the 12 months, the small-cap growth investment style was a tailwind for the Fund. Health care was the largest source of strength against the benchmark, as favorable developments at the company level propelled our holdings to outsized gains. When investing in health care, we look for companies using new technologies to do things better, faster and less expensively. By focusing on companies creating significant value, our goal is to identify businesses with long-term growth prospects not closely tied to macroeconomic or political developments.

Software stocks also did well. Improvements in software technology are expanding its application to an ever-widening range of human activities. Software stocks tend to shine late in an economic cycle, when businesses are more likely to favor technology investments over human capital.

Laggards during the 12 months were primarily comprised of financial stocks. Rising short-term interest rates threatened to raise the funding costs of banks and other lenders, which weighed on their stock prices.

We attribute the strong performance of the Fund during the 12 months to the solid fundamentals of the companies we own. In an environment of rich valuations, we believe the experienced management teams, strong balance sheets and other favorable characteristics of our companies became increasingly attractive to investors. As equity prices rose, we sought to control risk by trimming positions in stocks that had moved up significantly in price and reinvesting the proceeds in more-reasonably valued issues.

DETAILS OF THE YEAR

The strongest contributor to Fund performance was Tandem Diabetes Care, Inc. The company offers insulin-delivery systems for people with diabetes. In August, Tandem launched its t:slim X2™ Insulin Pump with Basal-IQ™ Technology, a predictive feature designed to reduce the frequency and duration of low-glucose events (hypoglycemia). The new system requires no finger sticks for calibration or diabetes-treatment decisions. Encouraging financial results and improved forward guidance also helped to drive Tandem’s stock price higher.

Freshpet, Inc. was another significant contributor. The company sells fresh, refrigerated meals and treats for dogs and cats in the U.S., Canada and the United Kingdom. Shares of Freshpet rose sharply in early August after the company reported better-than-expected net sales. In addition, Freshpet’s core dog household penetration increased at its fastest rate in more than three years. The company announced plans to expand its manufacturing facility in Pennsylvania to meet the growing demand for its products.

PDF Solutions, Inc. was the Fund’s largest detractor for the 12 months. The company provides technologies for optimizing the design and manufacture of integrated-circuit chips. We sold our position in PDF following a key management change and deterioration in the company’s growth prospects. With a main customer exiting the space and little indication that PDF’s management team will be able to execute on the opportunities available, we decided to move on.

Metro Bank plc was also a sizable detractor. This U.K. bank’s competitive advantage is a disruptive, customer-first model offering unparalleled levels of service. The bank’s branches are open early and late, seven days a week. Metro Bank has been gaining significant market share in the retail/commercial banking market in the United Kingdom. The founder, Vernon Hill, was successful in the U.S. with Commerce Bank, which he grew from one bank location with nine employees to 440 branches and $50 billion in assets. Wasatch was a longtime investor in Commerce Bank. The cause of the pullback in Metro Bank’s stock seemed to have been that some investors were displeased with the bank having raised capital via the issuance of additional equity, which diluted existing shareholders. Our perspective is that the capital raise was well-considered and consistent with management’s long-term growth plans and the opportunities available to the bank. Metro Bank’s branch network — by the nature of having physical locations — requires capital to expand. Even in the context of Brexit-related uncertainty, we see Metro Bank as a high-quality, long-term holding.

OUTLOOK

As company-focused, fundamental investors, we believe earnings drive stock prices between upper and lower extremes of undervaluation and overvaluation. While these extremes do not represent impermeable boundaries, valuations historically have shown a strong tendency to revert toward their long-term mean. Even under the optimistic assumption that price/earnings multiples will remain static at currently elevated levels indefinitely, annualized stock returns (net of dividends) would be expected to approximate annual rates of earnings growth.

Looking forward, we’re pleased with the makeup of the Fund. We believe that the fundamentals of our companies are solid, and that they are run by strong management teams. However, it also feels like the outstanding results this year have pulled in forward returns.

We typically expect to generate a 12% to 15% annualized return when we buy a company. Because not all companies hit their targets, however, we’d consider annualized returns of 10% to 12% over a five-year period to represent good investment results. Given that the Fund has returned 17.33% annually for the five years ended September 30, 2018, we expect performance to moderate significantly in the years to come.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	41.97%	17.33%	15.56%
Russell 2000® Growth Index	21.06%	12.14%	12.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.35%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Paylocity Holding Corp.	2.8%
Knight-Swift Transportation Holdings, Inc.	2.3%
Exact Sciences Corp.	2.3%
Freshpet, Inc.	2.2%
Box, Inc., Class A	2.1%

Company	% of Net Assets
Metro Bank plc (United Kingdom)	2.1%
Sangamo Therapeutics, Inc.	2.1%
Ultimate Software Group, Inc. (The)	1.9%
Eagle Bancorp, Inc.	1.9%
HubSpot, Inc.	1.9%

*

As of September 30, 2018, there were 81 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2018 (UNAUDITED)

Management Discussion

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

The Wasatch-Hoisington U.S. Treasury Fund declined -4.47% for the 12 months ended September 30, 2018 and underperformed the benchmark Bloomberg Barclays US Aggregate Index, which fell -1.22% over the same period. The 30-year Treasury bond yield ended the period at 3.21% compared with 2.86% on September 30, 2017. Because bond prices move opposite to yields, this 0.35 percentage point increase in yield resulted in reduced market value for the securities held by the Fund and more than offset coupon payments to the Fund over the past year.

For the five- and 10-year periods ended September 30, 2018, the Fund posted average annual returns of 4.86% and 5.99%, respectively, and significantly outperformed the benchmark.

REVIEW OF THE YEAR

For the past decade, year-over-year growth in nominal gross domestic product (GDP) was a record. Additionally, the U.S. has experienced record stock prices, record confidence levels, a steady upward march of coincident economic indicators and the lowest unemployment rate in the past 49 years. Such measures will not determine future economic activity. Monetary policy has played a major role in determining recessions. Unlike the past, today’s extremely high government debt levels will also serve to restrain future economic growth. Hence, the U.S. economy appears to be on a steadily descending path toward recession and disinflation if not outright deflation.

OUTLOOK FOR THE YEAR

Eight increases in the policy rate by the U.S. Federal Reserve (Fed) and a $1 trillion reduction in banks’ excess reserves appear to have had little impact on U.S. growth, as of yet. True, interest-sensitive areas of the economy — autos and housing — have ceased expanding and are currently a slight drag on overall output, but overall consumption, which represents about 70% of GDP, has remained relatively steady.

With lags, the impact of Fed policy, however, has a broad reach. Federal Reserve policy is shrinking liquidity outside the U.S. where debt productivity is considerably lower. As such, foreign economies should weaken before monetary restraint is visible domestically. The symptoms can be seen in emerging markets with declining equity prices and in locations where the cheap-money policy of the past has encouraged borrowing in U.S. dollars. These markets now face rising interest costs and a more expensive dollar, making debt repayment difficult. Significantly, U.S. monetary restraint has caused a similar slowdown in local currency money growth around the world. Additionally, money velocity in Japan, the euro area and China has been declining secularly since the late 1990s, as debt has become increasingly less productive.

Fed policy has cut into money and credit growth. The annual growth rate in money supply (M2) has slowed to 4%, well below the 6.6% annual rate of expansion since 1900. Loans and leases funded by banks and commercial paper have dropped to a 2.5% three-month annualized growth rate, and the asset growth of banks has ceased to expand this year. Another symptom of monetary change, the term spread, which is derived from the yield curve, is now clearly reinforcing the restrictiveness of Fed policy by reducing the profitability of banks and others who borrow at short-term rates and lend at long-term rates.

For all economies, what is produced equals what is spent, which in turn equals what is earned. Algebraically, national saving must equal physical investment. Investment is critical to the growth of productivity. Productivity plus labor-force growth determines potential economic growth rates. Therefore, to get an investment boom, greater national saving is required. Herein lies the problem. Government deficits are not saving, but dissaving, reducing the total saving available for investment. Since 1929, net national saving has averaged 6.4%, but with increasing government deficits (dissaving) over the past 17 years, the national saving rate has dropped by more than half to about 3%. Due to looming deficits, net national saving could decrease from approximately 3% to 2% or possibly even zero. Investment would be forced downward, continuing to erode productivity, unless, of course, consumer saving were to rise. But, if consumer saving were to rise, this would reduce consumer spending and economic growth, undermining the incentive for more investment. This is a recipe for semi-recessionary economic conditions, regardless of any monetary-policy mistakes that might be made by central bankers.

The response by policy makers to this eventuality is a guess, but a higher interest-rate policy does not appear to be an option. Compared to times when 30-year bond yields were close to 15%, the current 30-year Treasury rate of approximately 3% seems ridiculously low. In the near future, at 1.5%, the current yield of about 3% will seem generous.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2018 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	-4.47%	4.86%	5.99%
Bloomberg Barclays US Aggregate Bond Index	-1.22%	2.16%	3.77%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2018 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.72%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 2.250%	8/15/46	31.8%
U.S. Treasury Strip, principal only	8/15/45	24.6%
U.S. Treasury Bond, 2.500%	2/15/45	15.1%
U.S. Treasury Strip, principal only	5/15/44	11.8%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	8/15/40	6.5%
U.S. Treasury Bond, 3.750%	11/15/43	5.1%
U.S. Treasury Bond, 3.125%	8/15/44	2.6%
U.S. Treasury Bond, 3.000%	8/15/48	2.2%

*

As of September 30, 2018, there were 8 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS

Definitions of Financial Terms

A bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

Someone who is “bearish” or “a bear” is pessimistic with regard to the prospects of a market or asset.

Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

The Bureau of Economic Analysis (BEA) is an agency in the United States Department of Commerce that provides important economic statistics including the gross domestic product of the United States. BEA is a principal agency of the U.S. Federal Statistical System.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

A Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them. The goods are weighted according to their importance.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings yield refers to a company’s earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield (which is the inverse of the P/E ratio) shows the percentage of each dollar invested in the stock that was earned by the company.

The federal-funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

The Federal Open Market Committee (FOMC), a component of the Federal Reserve System, is charged under United States law with overseeing the nation’s open market operations. Open market operations are the means of implementing monetary policy by which a central bank controls the short-term interest rate and the supply of base money in an economy, and thus indirectly the total money supply.

The global financial crisis, also known as the financial crisis of 2007-09 and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

The price/earnings (P/E) multiple, also known as the P/E ratio, is the price of a stock divided by its earnings per share.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

Valuation is the process of determining the current worth of an asset or company.

The velocity of money (V) is defined as the rate at which money circulates, changes hands or turns over in an economy.

U.S. Treasury yield is the return on investment, expressed as a percentage, on the U.S. government’s debt obligations.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Pertaining to the use of Russell information. All rights in the Russell 2000, Russell 2000 Growth and Russell 2000 Value vest in the relevant London Stock Exchange Group plc (collectively, the “LSE Group”), which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of any Wasatch portfolio. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from any Wasatch portfolio or the suitability of these indexes for the purpose to which they are being put by Wasatch Advisors, Inc.

The Nasdaq Composite Index, launched in 1971, is a market-capitalization weighted index of the more than 3,000 securities listed on The Nasdaq Stock Market. The types of securities in the index include American depositary receipts, common stocks, limited partnership interests, ordinary shares, real estate investment trusts (REITs), shares of beneficial interest (SBIs) and tracking stocks.

SEPTEMBER 30, 2018 (UNAUDITED)

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance.

The MSCI ACWI Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed-market countries and 24 emerging-market countries.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging market countries. With 1,151 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI India Domestic Index is designed to measure the performance of the large- and mid-cap segments of the domestic Indian market.

The MSCI World ex USA Index captures large- and mid-cap representation across 22 of 23 developed market countries — excluding the United States. With 1,015 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indexes. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The Bloomberg Barclays US 20+ Year Treasury Bond Index measures the performance of U.S. Treasury securities that have remaining maturities of 20 or more years.

You cannot invest directly in these or any indexes.

WASATCH FUNDS

Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended September 30, 2018.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended September 30, 2018. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses.

SEPTEMBER 30, 2018 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2018	End of Period September 30, 2018
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,138.70	$6.33	1.18%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,139.30	$5.68	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.37	1.06%
Emerging India Fund — Investor Class
Actual	$1,000.00	$927.20	$8.60	1.78%
Hypothetical (5% before expenses)	$1,000.00	$1,016.14	$9.00	1.78%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$927.60	$7.34	1.52%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.69	1.52%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$925.30	$7.29	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.50	$7.64	1.51%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$926.30	$5.84	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$860.70	$9.19	1.97%
Hypothetical (5% before expenses)	$1,000.00	$1,015.19	$9.95	1.97%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$861.10	$8.49	1.82%
Hypothetical (5% before expenses)	$1,000.00	$1,015.94	$9.20	1.82%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$845.10	$10.27	2.22%
Hypothetical (5% before expenses)	$1,000.00	$1,013.94	$11.21	2.22%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$846.20	$9.26	2.00%
Hypothetical (5% before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,051.40	$7.97	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.30	$7.84	1.55%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,054.00	$7.00	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.88	1.36%
Global Value Fund — Investor Class
Actual	$1,000.00	$1,080.60	$5.79	1.11%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.62	1.11%
Global Value Fund — Institutional Class
Actual	$1,000.00	$1,080.40	$4.95	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
International Growth Fund — Investor Class
Actual	$1,000.00	$1,024.40	$7.36	1.45%
Hypothetical (5% before expenses)	$1,000.00	$1,017.80	$7.33	1.45%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,024.90	$6.90	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.88	1.36%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,011.30	$10.59	2.10%
Hypothetical (5% before expenses)	$1,000.00	$1,014.54	$10.61	2.10%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,014.00	$9.95	1.97%
Hypothetical (5% before expenses)	$1,000.00	$1,015.19	$9.95	1.97%

WASATCH FUNDS	SEPTEMBER 30, 2018 (UNAUDITED)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2018	End of Period September 30, 2018
Micro Cap Fund
Actual	$1,000.00	$1,224.80	$9.20	1.65%
Hypothetical (5% before expenses)	$1,000.00	$1,016.80	$8.34	1.65%
Micro Cap Value Fund
Actual	$1,000.00	$1,136.50	$9.43	1.76%
Hypothetical (5% before expenses)	$1,000.00	$1,016.24	$8.90	1.76%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,182.40	$6.46	1.18%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,182.90	$5.80	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.37	1.06%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,097.80	$6.31	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,098.60	$5.58	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.37	1.06%
Ultra Growth Fund
Actual	$1,000.00	$1,264.50	$6.98	1.23%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.23	1.23%
U.S. Treasury Fund
Actual	$1,000.00	$964.40	$3.45	0.70%
Hypothetical (5% before expenses)	$1,000.00	$1,021.56	$3.55	0.70%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2018

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Airlines 1.0%
189,465	Allegiant Travel Co.	$24,024,162

	Application Software 7.3%
499,751	Guidewire Software, Inc.*	50,479,849
224,739	Paylocity Holding Corp.*	18,051,037
215,318	Tyler Technologies, Inc.*	52,765,829
144,176	Ultimate Software Group, Inc. (The)*	46,452,065

		167,748,780

	Asset Management & Custody Banks 1.7%
858,667	Hamilton Lane, Inc., Class A	38,021,775

	Automotive Retail 4.4%
1,082,042	Camping World Holdings, Inc., Class A	23,069,135
1,108,585	Monro, Inc.	77,157,516

		100,226,651

	Biotechnology 2.3%
1,908,420	Abcam plc (United Kingdom)	35,620,072
957,384	Sangamo Therapeutics, Inc.*	16,227,659
17,671	Seattle Genetics, Inc.*	1,362,788

		53,210,519

	Building Products 2.7%
818,057	Trex Co., Inc.*	62,974,028

	Commercial Printing 2.0%
328,486	Cimpress N.V.*	44,874,472

	Consumer Finance 2.1%
112,207	Credit Acceptance Corp.*	49,154,520

	Data Processing & Outsourced Services 3.8%
873,401	Euronet Worldwide, Inc.*	87,532,248

	Distributors 2.6%
355,664	Pool Corp.	59,353,208

	Diversified Banks 0.8%
8,053,805	City Union Bank Ltd. (India)	19,465,121

	Diversified Support Services 4.4%
1,046,945	Copart, Inc.*	53,949,076
1,155,363	Healthcare Services Group, Inc.	46,930,845

		100,879,921

	General Merchandise Stores 2.7%
654,894	Ollie’s Bargain Outlet Holdings, Inc.*	62,935,313

	Health Care Equipment 2.5%
613,835	Cantel Medical Corp.	56,509,650

	Health Care Facilities 2.5%
1,489,903	Ensign Group, Inc. (The)	56,497,122

	Health Care Supplies 1.8%
568,410	Neogen Corp.*	40,658,367

	Industrial Machinery 11.9%
1,044,330	Altra Industrial Motion Corp.	43,130,829
1,002,197	Barnes Group, Inc.	71,186,053
331,286	Kadant, Inc.	35,729,195
506,932	RBC Bearings, Inc.*	76,222,296
863,762	Sun Hydraulics Corp.	47,316,882

		273,585,255

	Industrial REITs 2.2%
3,001,755	Monmouth Real Estate Investment Corp.	50,189,344

Shares		Value

	Interactive Media & Services 4.0%
177,748	DocuSign, Inc.*	$9,344,212
209,500	DocuSign, Inc. — Restricted Shares* *** †	10,632,125
860,348	Envestnet, Inc.*	52,438,211
306,746	Q2 Holdings, Inc.*	18,573,470

		90,988,018

	Internet & Direct Marketing Retail 0.8%
130,172	Wayfair, Inc., Class A*	19,222,499

	IT Consulting & Other Services 3.8%
343,944	EPAM Systems, Inc.*	47,361,089
607,729	InterXion Holding N.V.* (Netherlands)	40,900,162

		88,261,251

	Leisure Facilities 2.0%
830,373	Planet Fitness, Inc., Class A*	44,865,053

	Life Sciences Tools & Services 3.0%
452,985	ICON plc* (Ireland)	69,646,444

	Managed Health Care 1.6%
390,612	HealthEquity, Inc.*	36,877,679

	Personal Products 1.0%
283,139	Nu Skin Enterprises, Inc., Class A	23,336,316

	Real Estate Services 0.4%
219,565	HFF, Inc., Class A	9,327,121

	Regional Banks 9.0%
1,023,602	Eagle Bancorp, Inc.*	51,794,261
340,636	Independent Bank Corp.	28,136,534
1,046,554	Metro Bank plc* (United Kingdom)	40,567,704
343,485	South State Corp.	28,165,770
295,626	Texas Capital Bancshares, Inc.*	24,433,489
564,573	Webster Financial Corp.	33,287,224

		206,384,982

	Semiconductors 2.2%
403,856	Monolithic Power Systems, Inc.	50,696,044

	Specialty Chemicals 2.2%
461,056	Balchem Corp.	51,679,767

	Specialty Stores 2.3%
410,326	Five Below, Inc.*	53,367,000

	Systems Software 1.6%
337,304	Proofpoint, Inc.*	35,865,534

	Trading Companies & Distributors 1.3%
397,177	SiteOne Landscape Supply, Inc.*	29,923,315

	Trucking 4.0%
1,126,590	Knight-Swift Transportation Holdings, Inc.	38,844,823
336,768	Old Dominion Freight Line, Inc.	54,307,208

		93,152,031

	Total Common Stocks (cost $1,388,514,530)	2,251,433,510

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2018

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$27,036,867	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $18,860,000 of United States Treasury Inflation Protected Securities 2.375% due 1/15/25; value: $27,578,054; repurchase proceeds: $27,037,813 (cost $27,036,867)	$27,036,867

	Total Short-Term Investments (cost $27,036,867)	27,036,867

	Total Investments (cost $1,415,551,397) 99.1%	2,278,470,377

	Other Assets less Liabilities 0.9%	21,385,788

	NET ASSETS 100.0%	$2,299,856,165

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2018, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	0.9
Ireland	3.1
Netherlands	1.8
United Kingdom	3.4
United States	90.8

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2018

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.4%

	Apparel, Accessories & Luxury Goods 3.4%
16,511	Page Industries Ltd. (India)	$7,630,262

	Auto Parts & Equipment 6.6%
571,931	Endurance Technologies Ltd. (India)	10,390,856
1,339,844	Minda Corp. Ltd. (India)	2,471,198
21,642	WABCO India Ltd. (India)	2,074,933

		14,936,987

	Building Products 2.4%
519,782	Kajaria Ceramics Ltd. (India)	2,623,289
530,647	Somany Ceramics Ltd. (India)	2,752,425

		5,375,714

	Commodity Chemicals 5.8%
1,713,086	Berger Paints India Ltd. (India)	6,900,553
621,399	Gulf Oil Lubricants India Ltd. (India)	6,283,854

		13,184,407

	Consumer Finance 7.1%
244,494	Aavas Financiers Ltd.* *** † (India)	2,628,758
447,860	Bajaj Finance Ltd. (India)	13,459,586

		16,088,344

	Department Stores 6.6%
436,061	V-Mart Retail Ltd. (India)	15,098,815

	Diversified Banks 6.1%
309,982	HDFC Bank Ltd. (India)	8,588,755
132,569	IndusInd Bank Ltd. (India)	3,090,747
308,819	RBL Bank Ltd. (India)	2,185,462

		13,864,964

	Diversified Chemicals 4.3%
684,089	Pidilite Industries Ltd. (India)	9,843,275

	Electrical Components & Equipment 4.7%
1,040,944	Amara Raja Batteries Ltd. (India)	10,614,785

	Financial Exchanges & Data 1.9%
179,132	CRISIL Ltd. (India)	4,312,117

	Health Care Services 4.2%
738,395	Dr. Lal PathLabs Ltd. (India)	9,634,073

	Hotels, Resorts & Cruise Lines 1.4%
757,046	Byke Hospitality Ltd. (The) (India)	720,598
2,417,073	Lemon Tree Hotels Ltd.* (India)	2,419,074

		3,139,672

	Housewares & Specialties 0.6%
457,793	LA Opala RG Ltd. (India)	1,401,987

	Industrial Conglomerates 2.5%
18,019	3M India Ltd.* (India)	5,686,835

	Industrial Machinery 2.7%
1,837,575	Elgi Equipments Ltd. (India)	6,210,593

	Interactive Media & Services 2.7%
303,002	Info Edge India Ltd. (India)	6,186,273

	Internet & Direct Marketing Retail 2.6%
219,347	MakeMyTrip Ltd.* (India)	6,021,075

	IT Consulting & Other Services 3.5%
293,646	Larsen & Toubro Infotech Ltd. (India)	7,899,154

Shares		Value

	Life & Health Insurance 2.1%
615,819	ICICI Prudential Life Insurance Co. Ltd. (India)	$2,834,857
357,004	Max Financial Services Ltd.* (India)	2,029,048

		4,863,905

	Life Sciences Tools & Services 4.7%
586,741	Divi’s Laboratories Ltd. (India)	10,636,451

	Packaged Foods & Meats 3.3%
92,038	Britannia Industries Ltd. (India)	7,428,745

	Personal Products 4.4%
642,689	Godrej Consumer Products Ltd. (India)	6,862,200
22,631	Procter & Gamble Hygiene & Health Care Ltd. (India)	3,025,870

		9,888,070

	Pharmaceuticals 0.5%
303,113	Amrutanjan Health Care Ltd. (India)	1,037,626

	Property & Casualty Insurance 5.1%
1,043,922	ICICI Lombard General Insurance Co. Ltd. (India)	11,592,733

	Regional Banks 4.6%
972,195	AU Small Finance Bank Ltd. (India)	7,680,729
346,760	Bandhan Bank Ltd. (India)	2,712,277

		10,393,006

	Specialty Chemicals 1.1%
147,093	Asian Paints Ltd. (India)	2,613,544

	Thrifts & Mortgage Finance 5.5%
613,753	GRUH Finance Ltd. (India)	2,494,298
416,910	Housing Development Finance Corp. Ltd. (India)	10,064,733

		12,559,031

	Total Common Stocks (cost $197,794,802)	228,142,443

	Total Investments (cost $197,794,802) 100.4%	228,142,443

	Liabilities less Other Assets (0.4%)	(952,055)

	NET ASSETS 100.0%	$227,190,388

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See Notes to Financial Statements.

At September 30, 2018, Wasatch Emerging India Fund’s investments were in the following countries (unaudited):

Country	%
India	100.0

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.3%

	Airport Services 5.2%
98,526	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$1,077,921
58,968	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	1,204,946

		2,282,867

	Apparel, Accessories & Luxury Goods 3.1%
2,918	Page Industries Ltd. (India)	1,348,501

	Biotechnology 4.3%
3,350	Medytox, Inc. (Korea)	1,869,416

	Consumer Finance 5.0%
72,834	Bajaj Finance Ltd. (India)	2,188,888

	Diversified Banks 9.9%
57,636	HDFC Bank Ltd. (India)	1,596,936
105,776	Kasikornbank Public Co. Ltd. (Thailand)	713,023
790,464	PT Bank Central Asia Tbk (Indonesia)	1,281,059
39,343	TCS Group Holding plc GDR (Russia)	727,846

		4,318,864

	Diversified Chemicals 1.4%
43,501	Pidilite Industries Ltd. (India)	625,931

	Drug Retail 4.0%
97,766	Raia Drogasil S.A. (Brazil)	1,753,400

	Electrical Components & Equipment 2.0%
85,497	Amara Raja Batteries Ltd. (India)	871,836

	Food Retail 4.3%
10,172	BGF Retail Co. Ltd. (Korea)	1,884,468

	Health Care Equipment 1.6%
536,103	Microport Scientific Corp. (China)	709,476

	Highways & Railtracks 1.1%
43,909	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	467,363

	Home Furnishings 1.1%
61,814	Nien Made Enterprise Co. Ltd. (Taiwan)	483,855

	Household Appliances 2.9%
200,000	Techtronic Industries Co. Ltd. (Hong Kong)	1,277,409

	Human Resource & Employment Services 3.1%
17,693	51job, Inc. ADR* (China)	1,362,184

	Industrial Machinery 2.0%
176,901	Weg S.A. (Brazil)	865,111

	Interactive Media & Services 11.2%
12,944	Alibaba Group Holding Ltd. ADR* (China)	2,132,653
2,828	MercadoLibre, Inc. (Brazil)	962,849
43,425	Tencent Holdings Ltd. (China)	1,792,838

		4,888,340

	Internet & Direct Marketing Retail 6.8%
47,164	Ctrip.com International Ltd. ADR* (China)	1,753,086
44,175	MakeMyTrip Ltd.* (India)	1,212,604

		2,965,690

Shares		Value

	Life & Health Insurance 3.5%
66,023	Discovery Ltd. (South Africa)	$793,700
156,718	ICICI Prudential Life Insurance Co. Ltd. (India)	721,435

		1,515,135

	Packaged Foods & Meats 7.2%
13,677	Britannia Industries Ltd. (India)	1,103,924
74,400	M Dias Branco S.A. (Brazil)	725,661
391,393	Vitasoy International Holdings Ltd. (China)	1,334,916

		3,164,501

	Personal Products 4.3%
90,618	Godrej Consumer Products Ltd. (India)	967,559
780	LG Household & Health Care Ltd. (Korea)	897,255

		1,864,814

	Property & Casualty Insurance 2.7%
107,871	ICICI Lombard General Insurance Co. Ltd. (India)	1,197,905

	Semiconductors 5.2%
41,297	ASPEED Technology, Inc. (Taiwan)	825,047
81,959	Silergy Corp. (Taiwan)	1,476,352

		2,301,399

	Specialty Chemicals 2.5%
61,654	Asian Paints Ltd. (India)	1,095,466

	Technology Hardware, Storage & Peripherals 1.1%
52,175	Ennoconn Corp. (Taiwan)	477,612

	Thrifts & Mortgage Finance 0.8%
28,235	PNB Housing Finance Ltd. (India)	345,118

	Total Common Stocks (cost $36,122,355)	42,125,549

	PREFERRED STOCKS 3.1%

	Diversified Banks 3.1%
114,843	Banco Davivienda S.A., 2.34% (Colombia)	1,325,648

	Total Preferred Stocks (cost $1,117,963)	1,325,648

SEPTEMBER 30, 2018

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.0%

	Repurchase Agreement 1.0%
$457,817	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $320,000 of United States Treasury Notes 2.375% due 1/15/25; value: $467,920; repurchase proceeds: $457,833 (cost $457,817)	$457,817

	Total Short-Term Investments (cost $457,817)	457,817

	Total Investments (cost $37,698,135) 100.4%	43,909,014

	Liabilities less Other Assets (0.4%)	(173,882)

	NET ASSETS 100.0%	$43,735,132

	*Non-income producing. ADR American Depositary Receipt. GDR Global Depositary Receipt. See Notes to Financial Statements.

At September 30, 2018, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	9.9
China	20.9
Colombia	3.1
Hong Kong	2.9
India	30.6
Indonesia	3.0
Korea	10.7
Mexico	6.3
Russia	1.7
South Africa	1.8
Taiwan	7.5
Thailand	1.6

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.1%

	Air Freight & Logistics 0.9%
4,203,917	Aramex PJSC (United Arab Emirates)	$4,726,974

	Airport Services 4.2%
2,053,525	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	14,676,658
357,966	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	7,314,641

		21,991,299

	Application Software 1.8%
162,134	Globant S.A.* (Argentina)	9,564,285

	Auto Parts & Equipment 1.7%
2,233,768	Minth Group Ltd. (Hong Kong)	9,216,592

	Automotive Retail 3.0%
9,675,624	China Yongda Automobiles Services Holdings Ltd. (China)	8,688,885
3,030,735	Zhongsheng Group Holdings Ltd. (China)	7,379,053

		16,067,938

	Biotechnology 4.2%
88,341	China Biologic Products Holdings, Inc.* (China)	7,067,280
27,024	Medytox, Inc. (Korea)	15,080,330

		22,147,610

	Building Products 1.0%
1,052,358	Kajaria Ceramics Ltd. (India)	5,311,149

	Commodity Chemicals 3.1%
2,085,843	Berger Paints India Ltd. (India)	8,402,071
6,679,202	TOA Paint Thailand Public Co. Ltd. (Thailand)	7,796,533

		16,198,604

	Consumer Finance 6.2%
199,729	Bajaj Finance Ltd. (India)	6,002,478
92,376	KRUK S.A. (Poland)	5,041,242
3,977,575	Muangthai Capital Public Co. Ltd. (Thailand)	5,934,384
4,511,163	Srisawad Corp. Public Co. Ltd. (Thailand)	6,730,477
3,438,486	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	8,729,426

		32,438,007

	Data Processing & Outsourced Services 0.8%
9,488,727	My EG Services Berhad (Malaysia)	4,012,389

	Department Stores 1.3%
734,946	Poya International Co. Ltd. (Taiwan)	6,691,612

	Distillers & Vintners 1.0%
917,857	Sichuan Swellfun Co. Ltd. (China)	5,455,971

	Diversified Banks 3.8%
1,021,810	RBL Bank Ltd. (India)	7,231,184
1,268,443	Security Bank Corp. (Philippines)	3,615,403
506,745	TCS Group Holding plc GDR (Russia)	9,374,782

		20,221,369

	Diversified Chemicals 1.2%
449,715	Pidilite Industries Ltd. (India)	6,470,896

	Diversified Support Services 0.4%
2,339,331	Greentown Service Group Co. Ltd. (China)	1,876,641

	Drug Retail 4.1%
817,029	Clicks Group Ltd. (South Africa)	10,110,851
638,610	Raia Drogasil S.A. (Brazil)	11,453,250

		21,564,101

Shares		Value

	Electrical Components & Equipment 2.8%
542,726	Amara Raja Batteries Ltd. (India)	$5,534,323
538,021	Voltronic Power Technology Corp. (Taiwan)	9,444,838

		14,979,161

	Electronic Equipment & Instruments 0.9%
996,616	Chroma ATE, Inc. (Taiwan)	4,781,851

	Electronic Manufacturing Services 0.5%
4,577,850	Inari Amertron Berhad (Malaysia)	2,522,049

	Food Retail 1.6%
46,381	BGF Retail Co. Ltd. (Korea)	8,592,558

	Footwear 0.5%
238,157	Arezzo Industria e Comercio S.A. (Brazil)	2,527,494

	General Merchandise Stores 1.8%
316,038	Magazine Luiza S.A. (Brazil)	9,585,493

	Health Care Equipment 3.1%
184,625	DIO Corp.* (Korea)	5,359,410
8,189,723	Microport Scientific Corp. (China)	10,838,239

		16,197,649

	Health Care Services 1.6%
642,676	Dr. Lal PathLabs Ltd. (India)	8,385,197

	Highways & Railtracks 1.1%
7,552,875	Yuexiu Transport Infrastructure Ltd. (China)	5,991,474

	Home Furnishings 1.0%
29,202	Hanssem Co. Ltd. (Korea)	2,016,563
5,288,025	Man Wah Holdings Ltd. (China)	3,168,080

		5,184,643

	Hotels, Resorts & Cruise Lines 3.8%
350,150	GreenTree Hospitality Group Ltd. ADR* (China)	4,446,905
227,712	Huazhu Group Ltd. ADR (China)	7,355,098
6,313,091	Minor International Public Co. Ltd. (Thailand)	8,003,609

		19,805,612

	Human Resource & Employment Services 2.8%
189,787	51job, Inc. ADR* (China)	14,611,701

	Industrial Conglomerates 1.7%
27,880	3M India Ltd.* (India)	8,798,988

	Industrial Machinery 1.7%
816,583	Airtac International Group (Taiwan)	7,996,539
344,797	Elgi Equipments Ltd. (India)	1,165,337

		9,161,876

	Interactive Media & Services 3.0%
57,085	Cafe24 Corp.* (Korea)	7,698,820
399,639	Info Edge India Ltd. (India)	8,159,273

		15,858,093

	Internet & Direct Marketing Retail 1.5%
281,048	MakeMyTrip Ltd.* (India)	7,714,768

	IT Consulting & Other Services 1.7%
334,858	Larsen & Toubro Infotech Ltd. (India)	9,007,768

	Life & Health Insurance 0.8%
744,881	Max Financial Services Ltd.* (India)	4,233,563

SEPTEMBER 30, 2018

Shares		Value

	Marine 0.5%
3,145,597	SITC International Holdings Co. Ltd. (China)	$2,539,510

	Oil & Gas Exploration & Production 0.7%
222,148	Parex Resources, Inc.* (Colombia)	3,775,132

	Packaged Foods & Meats 5.0%
88,486	Britannia Industries Ltd. (India)	7,142,050
701,539	M Dias Branco S.A. (Brazil)	6,842,461
3,683,755	Vitasoy International Holdings Ltd. (China)	12,564,111

		26,548,622

	Pharmaceuticals 0.8%
13,017,213	China Animal Healthcare Ltd.* *** (China)	16,628
9,268	Hanmi Pharm Co. Ltd. (Korea)	4,177,598

		4,194,226

	Property & Casualty Insurance 2.3%
1,073,199	ICICI Lombard General Insurance Co. Ltd. (India)	11,917,853

	Real Estate Operating Companies 0.9%
1,771,451	Parque Arauco S.A. (Chile)	4,577,845

	Regional Banks 2.6%
914,257	AU Small Finance Bank Ltd. (India)	7,222,996
15,338,060	PT Bank Tabungan Negara Tbk (Indonesia)	2,707,049
562,062	Regional S.A.B. de C.V. (Mexico)	3,543,748

		13,473,793

	Research & Consulting Services 0.0%
1	Sporton International, Inc. (Taiwan)	4

	Restaurants 1.1%
684,622	Gourmet Master Co. Ltd. (Taiwan)	5,874,659

	Semiconductor Equipment 1.6%
86,117	Koh Young Technology, Inc. (Korea)	8,462,252

	Semiconductors 6.4%
473,374	ASPEED Technology, Inc. (Taiwan)	9,457,247
47,488	LEENO Industrial, Inc. (Korea)	2,821,239
241,735	Parade Technologies Ltd. (Taiwan)	3,681,485
724,848	Silergy Corp. (Taiwan)	13,056,902
1,070,760	Win Semiconductors Corp. (Taiwan)	4,716,773

		33,733,646

	Specialty Chemicals 0.6%
17,929,224	D&L Industries, Inc. (Philippines)	3,268,607

	Systems Software 2.2%
212,949	Douzone Bizon Co. Ltd. (Korea)	11,729,713

	Technology Hardware, Storage & Peripherals 1.2%
678,538	Ennoconn Corp. (Taiwan)	6,211,357

	Thrifts & Mortgage Finance 0.6%
257,670	PNB Housing Finance Ltd. (India)	3,149,517

	Total Common Stocks (cost $407,188,482)	511,352,111

Shares		Value

	PREFERRED STOCKS 1.5%

	Personal Products 1.5%
10,828	LG Household & Health Care Ltd., 1.13% (Korea)	$7,848,286

	Total Preferred Stocks (cost $4,567,725)	7,848,286

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$6,157,408	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $4,300,000 of United States Treasury Notes 2.375% due 1/15/25; value: $6,287,679; repurchase proceeds: $6,157,623 (cost $6,157,408)	$6,157,408

	Total Short-Term Investments (cost $6,157,408)	6,157,408

	Total Investments (cost $417,913,615) 99.8%	525,357,805

	Other Assets less Liabilities 0.2%	1,074,519

	NET ASSETS 100.0%	$526,432,324

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2018, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.8
Brazil	5.9
Chile	0.9
China	17.7
Colombia	0.7
Hong Kong	1.8
India	22.3
Indonesia	0.5
Korea	14.2
Malaysia	1.3
Mexico	6.6
Philippines	1.3
Poland	1.0
Russia	1.8
South Africa	1.9
Taiwan	13.9
Thailand	5.5
United Arab Emirates	0.9

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 92.4%

	Air Freight & Logistics 6.6%
4,610,011	Aramex PJSC (United Arab Emirates)	$5,183,595

	Airport Services 2.4%
122,800	Airports Corp. of Vietnam JSC (Vietnam)	453,772
70,519	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	1,440,978

		1,894,750

	Apparel, Accessories & Luxury Goods 1.7%
296,060	Phu Nhuan Jewelry JSC (Vietnam)	1,338,949

	Application Software 2.1%
27,265	Globant S.A.* (Argentina)	1,608,362

	Cable & Satellite 2.5%
9,014	Naspers Ltd., Class N (South Africa)	1,945,195

	Consumer Finance 12.0%
504,789	ASA International Group plc* (United Kingdom)	3,155,491
669,799	Delta Brac Housing Finance Corp. Ltd. (Bangladesh)	1,079,305
1,180,600	Srisawad Corp. Public Co. Ltd. (Thailand)	1,761,408
710,887	Transaction Capital Ltd. (South Africa)	889,284
986,020	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	2,503,249

		9,388,737

	Diversified Banks 19.7%
1,867,920	Banca Transilvania S.A. (Romania)	1,081,110
459,016	Commercial International Bank S.A.E (Egypt)	2,145,908
11,299	Credicorp Ltd. (Peru)	2,520,581
36,732	Grupo Financiero Galicia S.A. ADR (Argentina)	934,095
32,145	Grupo Supervielle S.A. ADR (Argentina)	246,552
1,201,990	HDBank (Vietnam)	2,001,814
1,153,691	National Bank of Kuwait SAK (Kuwait)	3,146,776
27,544	TBC Bank Group plc (Georgia)	604,570
125,193	TCS Group Holding plc GDR (Russia)	2,316,070
270,000	Vietnam Technological & Commercial Joint Stock Bank* (Vietnam)	337,391

		15,334,867

	Diversified Real Estate Activities 2.7%
2,051,726	Ayala Land, Inc. (Philippines)	1,520,852
493,584	Consultatio S.A. (Argentina)	549,888

		2,070,740

	Education Services 2.7%
198,096	Human Soft Holding Co. KSC (Kuwait)	2,123,390

	Financial Exchanges & Data 1.8%
160,480	Bolsas y Mercados Argentinos S.A. (Argentina)	1,399,196

	Food Retail 7.3%
936,400	CP ALL Public Co. Ltd. (Thailand)	1,997,885
1,965,994	Philippine Seven Corp. (Philippines)	3,704,205

		5,702,090

	Health Care Distributors 2.6%
4,002,283	Ibnsina Pharma S.A.E.* (Egypt)	2,061,444

	Health Care Facilities 3.0%
5,817,792	Cleopatra Hospital* (Egypt)	1,136,287
26,396	NMC Health plc (United Arab Emirates)	1,167,691

		2,303,978

Shares		Value

	Hypermarkets & Super Centers 2.8%
84,362	InRetail Peru Corp.* (Peru)	$2,176,540

	Industrial Conglomerates 1.3%
61,125	SM Investments Corp. (Philippines)	1,022,710

	Interactive Media & Services 2.0%
4,669	MercadoLibre, Inc. (Brazil)	1,589,654

	Multi-Sector Holdings 1.3%
57,960	Ayala Corp. (Philippines)	995,500

	Oil & Gas Storage & Transportation 1.3%
70,191	Transportadora de Gas del Sur S.A. ADR (Argentina)	1,019,173

	Packaged Foods & Meats 2.2%
394,662	Alicorp S.A. (Peru)	1,260,157
78,090	Vietnam Dairy Products JSC (Vietnam)	459,619

		1,719,776

	Pharmaceuticals 2.2%
334,843	Searle Company Ltd. (The) (Pakistan)	851,884
264,181	Square Pharmaceuticals Ltd. (Bangladesh)	849,507

		1,701,391

	Real Estate Operating Companies 2.2%
1,812,109	SM Prime Holdings, Inc. (Philippines)	1,212,433
258,980	Vincom Retail JSC* (Vietnam)	465,170

		1,677,603

	Restaurants 1.8%
11,336	AmRest Holdings SE* (Poland)	1,382,102

	Specialty Chemicals 1.1%
4,610,197	D&L Industries, Inc. (Philippines)	840,467

	Technology Distributors 5.5%
2,167,089	FPT Corp. (Vietnam)	4,301,199

	Wireless Telecommunication Services 1.6%
5,187,338	Safaricom plc (Kenya)	1,261,437

	Total Common Stocks (cost $70,169,180)	72,042,845

	PREFERRED STOCKS 3.5%

	Diversified Banks 3.5%
234,668	Banco Davivienda S.A., 2.34% (Colombia)	2,708,804

	Total Preferred Stocks (cost $2,489,676)	2,708,804

SEPTEMBER 30, 2018

Shares		Value

	PARTICIPATION NOTES 2.2%

	Diversified Banks 2.2%
76,441	Al-Rajhi Bank, HSBC Bank plc, expiring 1/19/21*** (Saudi Arabia)	$1,757,379

	Total Participation Notes (cost $1,577,677)	1,757,379

	Total Investments (cost $74,236,533) 98.1%§	76,509,028

	Other Assets less Liabilities 1.9%§§	1,483,182

	NET ASSETS 100.0%	$77,992,210

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 2.75%.

§§Other Assets less Liabilities included U.S. dollars held in Zimbabwe. The position was fair valued during the period (see Note 12).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2018, Wasatch Frontier Emerging Small Countries Fund’s investments were in the following countries (unaudited):

Country	%
Argentina	7.5
Bangladesh	2.5
Brazil	2.1
Colombia	3.5
Egypt	7.0
Georgia	0.8
Kenya	1.7
Kuwait	6.9
Mexico	5.2
Pakistan	1.1
Peru	7.8
Philippines	12.2
Poland	1.8
Romania	1.4
Russia	3.0
Saudi Arabia	2.3
South Africa	3.7
Thailand	4.9
United Arab Emirates	8.3
United Kingdom	4.1
Vietnam	12.2

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.7%

	Airlines 0.9%
9,235	Allegiant Travel Co.	$1,170,998

	Apparel, Accessories & Luxury Goods 0.6%
27,088	Ted Baker plc (United Kingdom)	816,993

	Application Software 10.1%
13,831	Aveva Group plc (United Kingdom)	521,711
37,703	Globant S.A.* (Argentina)	2,224,100
16,408	HubSpot, Inc.*	2,476,788
8,255	Tyler Technologies, Inc.*	2,022,970
8,781	Ultimate Software Group, Inc. (The)*	2,829,150
38,387	Zendesk, Inc.*	2,725,477

		12,800,196

	Automotive Retail 1.7%
30,154	Monro, Inc.	2,098,718

	Biotechnology 7.2%
106,661	Abcam plc (United Kingdom)	1,990,795
13,494	China Biologic Products Holdings, Inc.* (China)	1,079,520
26,770	Exact Sciences Corp.*	2,112,688
4,839	Medytox, Inc. (Korea)	2,700,330
75,197	Sangamo Therapeutics, Inc.*	1,274,589

		9,157,922

	Building Products 2.9%
141,009	Somany Ceramics Ltd. (India)	731,403
37,948	Trex Co., Inc.*	2,921,237

		3,652,640

	Commercial Printing 1.3%
12,006	Cimpress N.V.*	1,640,140

	Consumer Finance 4.4%
34,477	Bajaj Finance Ltd. (India)	1,036,141
4,108	Credit Acceptance Corp.*	1,799,592
731,271	Srisawad Corp. Public Co. Ltd. (Thailand)	1,091,027
660,800	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	1,677,600

		5,604,360

	Data Processing & Outsourced Services 3.0%
28,201	Euronet Worldwide, Inc.*	2,826,304
16,600	GMO Payment Gateway, Inc. (Japan)	1,028,552

		3,854,856

	Diversified Chemicals 0.9%
75,307	Pidilite Industries Ltd. (India)	1,083,583

	Diversified Real Estate Activities 0.7%
44,883	Patrizia Immobilien AG (Germany)	861,923

	Diversified Support Services 2.1%
52,313	Copart, Inc.*	2,695,689

	Drug Retail 1.3%
19,690	Ain Holdings, Inc. (Japan)	1,589,133

	Electrical Components & Equipment 2.1%
96,242	Amara Raja Batteries Ltd. (India)	981,406
92,744	Voltronic Power Technology Corp. (Taiwan)	1,628,100

		2,609,506

	General Merchandise Stores 2.6%
34,488	Ollie’s Bargain Outlet Holdings, Inc.*	3,314,297

Shares		Value

	Health Care Equipment 3.0%
22,552	Cantel Medical Corp.	$2,076,137
12,089	Cochlear Ltd. (Australia)	1,753,299

		3,829,436

	Health Care Facilities 2.3%
78,674	Ensign Group, Inc. (The)	2,983,318

	Health Care Services 0.9%
87,039	Dr. Lal PathLabs Ltd. (India)	1,135,625

	Health Care Supplies 1.4%
41,900	Asahi Intecc Co. Ltd. (Japan)	1,829,115

	Health Care Technology 0.7%
41,360	M3, Inc. (Japan)	938,445

	Homebuilding 1.0%
26,917	LGI Homes, Inc.*	1,276,942

	Human Resource & Employment Services 1.6%
16,900	en-japan, Inc. (Japan)	847,826
58,630	SMS Co. Ltd. (Japan)	1,166,717

		2,014,543

	Industrial Conglomerates 1.1%
4,332	3M India Ltd.* (India)	1,367,189

	Industrial Machinery 7.5%
37,468	Altra Industrial Motion Corp.	1,547,428
18,143	Barnes Group, Inc.	1,288,697
35,600	MISUMI Group, Inc. (Japan)	921,176
16,246	RBC Bearings, Inc.*	2,442,749
347,031	Rotork plc (United Kingdom)	1,494,919
32,117	Sun Hydraulics Corp.	1,759,369

		9,454,338

	Interactive Media & Services 5.7%
28,300	Envestnet, Inc.*	1,724,885
139,800	Infomart Corp. (Japan)	1,821,017
4,969	MercadoLibre, Inc. (Brazil)	1,691,795
22,504	Scout24 AG (Germany)	1,049,312
2,875	XING SE (Germany)	983,047

		7,270,056

	Internet & Direct Marketing Retail 2.9%
71,818	MakeMyTrip Ltd.* (India)	1,971,404
11,913	Wayfair, Inc., Class A*	1,759,193

		3,730,597

	Life & Health Insurance 1.1%
291,667	ICICI Prudential Life Insurance Co. Ltd. (India)	1,342,658

	Life Sciences Tools & Services 1.3%
12,302	Sartorius Stedim Biotech (France)	1,692,564

	Managed Health Care 2.3%
30,272	HealthEquity, Inc.*	2,857,979

	Packaged Foods & Meats 1.1%
416,000	Vitasoy International Holdings Ltd. (China)	1,418,843

	Pharmaceuticals 1.8%
25,464	Intra-Cellular Therapies, Inc.*	552,569
10,223	Ipsen S.A. (France)	1,718,692

		2,271,261

	Property & Casualty Insurance 1.0%
111,427	ICICI Lombard General Insurance Co. Ltd. (India)	1,237,395

SEPTEMBER 30, 2018

Shares		Value

	Regional Banks 5.5%
179,478	AU Small Finance Bank Ltd. (India)	$1,417,948
43,506	Canadian Western Bank (Canada)	1,148,573
36,094	Eagle Bancorp, Inc.*	1,826,357
68,018	Metro Bank plc* (United Kingdom)	2,636,590

		7,029,468

	Research & Consulting Services 1.5%
63,400	Nihon M&A Center, Inc. (Japan)	1,902,781

	Restaurants 0.7%
22,244	Domino’s Pizza Enterprises Ltd. (Australia)	855,407

	Semiconductor Equipment 0.8%
73,600	Japan Material Co. Ltd. (Japan)	987,854

	Semiconductors 2.7%
50,000	ASPEED Technology, Inc. (Taiwan)	998,919
10,649	Melexis N.V. (Belgium)	824,063
12,825	Monolithic Power Systems, Inc.	1,609,922

		3,432,904

	Specialized Finance 0.4%
22,817	Banca IFIS S.p.A. (Italy)	513,939

	Specialty Chemicals 1.0%
110,380	Hexpol AB (Sweden)	1,217,143

	Specialty Stores 1.9%
18,258	Five Below, Inc.*	2,374,635

	Trading Companies & Distributors 1.9%
84,800	MonotaRO Co. Ltd. (Japan)	2,392,044

	Trucking 1.8%
68,104	Knight-Swift Transportation Holdings, Inc.	2,348,226

	Total Common Stocks (cost $79,925,749)	122,655,659

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.9%

	Repurchase Agreement 3.9%
$4,918,109	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $3,435,000 of United States Treasury Notes 2.375% due 1/15/25; value: $5,022,832; repurchase proceeds: $4,918,281 (cost $4,918,109)	$4,918,109

	Total Short-Term Investments (cost $4,918,109)	4,918,109

	Total Investments (cost $84,843,858) 100.6%	127,573,768

	Liabilities less Other Assets (0.6%)	(820,748)

	NET ASSETS 100.0%	$126,753,020

	*Non-income producing. See Notes to Financial Statements.

At September 30, 2018, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.8
Australia	2.1
Belgium	0.7
Brazil	1.4
Canada	0.9
China	2.0
France	2.8
Germany	2.4
India	10.0
Italy	0.4
Japan	12.6
Korea	2.2
Mexico	1.4
Sweden	1.0
Taiwan	2.1
Thailand	0.9
United Kingdom	6.1
United States	49.2

TOTAL	100.0%

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.2%

	Airlines 2.3%
130,000	Japan Airlines Co. Ltd. (Japan)	$4,672,769

	Casinos & Gaming 1.9%
145,000	Kangwon Land, Inc. (Korea)	3,751,634

	Communications Equipment 3.3%
138,677	Cisco Systems, Inc.	6,746,636

	Construction & Engineering 2.3%
1,600,000	CTCI Corp. (Taiwan)	2,572,954
96,000	Koninklijke Volkerwessels N.V. (Netherlands)	2,017,441

		4,590,395

	Diversified Banks 15.4%
89,778	Citigroup, Inc.	6,440,673
327,000	ING Groep N.V. ADR (Netherlands)	4,241,190
3,390,000	Mizuho Financial Group, Inc. (Japan)	5,913,554
683,210	Nordea Bank AB (Sweden)	7,446,016
135,950	Wells Fargo & Co.	7,145,532

		31,186,965

	Diversified Metals & Mining 1.0%
94,000	Anglo American plc (United Kingdom)	2,111,013

	Electric Utilities 7.2%
72,500	Entergy Corp.	5,881,925
198,000	Exelon Corp.	8,644,680

		14,526,605

	Electrical Components & Equipment 3.0%
71,000	Eaton Corp. plc	6,157,830

	Health Care Services 6.7%
106,735	CVS Health Corp.	8,402,179
29,200	Laboratory Corp. of America Holdings*	5,071,456

		13,473,635

	Hypermarkets & Super Centers 2.9%
61,600	Walmart, Inc.	5,784,856

	Integrated Oil & Gas 7.5%
119,624	Royal Dutch Shell plc ADR (Netherlands)	8,151,179
180,091	Suncor Energy, Inc. (Canada)	6,967,721

		15,118,900

	Integrated Telecommunication Services 2.7%
164,000	AT&T, Inc.	5,507,120

	Interactive Home Entertainment 1.4%
221,400	Nexon Co. Ltd.* (Japan)	2,893,672

	Oil & Gas Drilling 1.0%
247,000	Ensco plc, Class A	2,084,680

	Oil & Gas Equipment & Services 2.9%
96,700	Schlumberger Ltd.	5,890,964

	Oil & Gas Storage & Transportation 1.4%
118,000	Enbridge Income Fund Holdings, Inc. (Canada)	2,865,838

	Other Diversified Financial Services 2.6%
3,100,000	Fubon Financial Holding Co. Ltd. (Taiwan)	5,259,228

	Pharmaceuticals 8.6%
100,376	Novartis AG (Switzerland)	8,632,295
200,000	Pfizer, Inc.	8,814,000

		17,446,295

Shares		Value

	Property & Casualty Insurance 2.3%
80,681	Axis Capital Holdings Ltd.	$4,656,101

	Reinsurance 3.9%
35,647	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	7,894,755

	Specialized REITs 3.3%
97,000	EPR Properties	6,635,770

	Systems Software 4.5%
25,864	Check Point Software Technologies Ltd.* (Israel)	3,043,417
117,600	Oracle Corp.	6,063,456

		9,106,873

	Tobacco 1.9%
41,000	KT&G Corp. (Korea)	3,844,039

	Water Utilities 1.3%
1,450,000	Guangdong Investment Ltd. (China)	2,574,617

	Wireless Telecommunication Services 5.9%
979,900	China Mobile Ltd. (China)	9,657,116
83,500	NTT DOCOMO, Inc. (Japan)	2,245,137

		11,902,253

	Total Common Stocks (cost $173,706,959)	196,683,443

Principal Amount		Value
	SHORT-TERM INVESTMENTS 2.9%

	Repurchase Agreement 2.9%
$5,900,513	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $4,120,000 of United States Treasury Notes 2.375% due 1/15/25; value: $6,024,474; repurchase proceeds: $5,900,720 (cost $5,900,513)	$5,900,513

	Total Short-Term Investments (cost $5,900,513)	5,900,513

	Total Investments (cost $179,607,472) 100.1%	202,583,956

	Liabilities less Other Assets (0.1%)	(158,346)

	NET ASSETS 100.0%	$202,425,610

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

SEPTEMBER 30, 2018

At September 30, 2018, Wasatch Global Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	5.0
China	6.2
Germany	4.0
Israel	1.5
Japan	8.0
Korea	3.9
Netherlands	7.3
Sweden	3.8
Switzerland	4.4
Taiwan	4.0
United Kingdom	1.1
United States	50.8

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.6%

	Airport Services 1.7%
3,629,872	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$25,942,897

	Apparel, Accessories & Luxury Goods 3.7%
555,782	Moncler S.p.A. (Italy)	23,940,294
39,818	Page Industries Ltd. (India)	18,401,173
541,177	Ted Baker plc (United Kingdom)	16,322,268

		58,663,735

	Application Software 5.0%
592,850	Aveva Group plc (United Kingdom)	22,362,542
1,012,974	GB Group plc (United Kingdom)	7,684,208
77,315	Nemetschek SE (Germany)	11,310,594
4,046,484	Technology One Ltd. (Australia)	16,321,504
1,294,328	WiseTech Global Ltd. (Australia)	20,667,512

		78,346,360

	Asset Management & Custody Banks 1.2%
729,026	Burford Capital Ltd. (United Kingdom)	18,472,135

	Biotechnology 3.2%
1,923,929	Abcam plc (United Kingdom)	35,909,543
26,520	Medytox, Inc. (Korea)	14,799,081

		50,708,624

	Commodity Chemicals 1.9%
3,599,405	Berger Paints India Ltd. (India)	14,498,914
12,852,446	TOA Paint Thailand Public Co. Ltd. (Thailand)	15,002,469

		29,501,383

	Construction Machinery & Heavy Trucks 0.9%
498,400	Takeuchi Manufacturing Co. Ltd. (Japan)	13,444,781

	Data Processing & Outsourced Services 1.7%
692,649	Afterpay Touch Group Ltd.* (Australia)	8,987,229
279,400	GMO Payment Gateway, Inc. (Japan)	17,311,882

		26,299,111

	Diversified Banks 0.5%
2,681,302	Security Bank Corp. (Philippines)	7,642,430

	Diversified Real Estate Activities 1.3%
1,047,770	Patrizia Immobilien AG (Germany)	20,121,139

	Drug Retail 5.1%
369,928	Ain Holdings, Inc. (Japan)	29,856,009
981,298	Clicks Group Ltd. (South Africa)	12,143,704
237,800	Kusuri no Aoki Holdings Co. Ltd. (Japan)	18,941,120
1,096,100	Raia Drogasil S.A. (Brazil)	19,658,175

		80,599,008

	Electrical Components & Equipment 1.7%
1,164,444	Amara Raja Batteries Ltd. (India)	11,874,148
869,277	Voltronic Power Technology Corp. (Taiwan)	15,259,964

		27,134,112

	Electronic Equipment & Instruments 1.6%
1,336,672	Halma plc (United Kingdom)	25,175,060

Shares		Value

	General Merchandise Stores 1.1%
3,346,393	B&M European Value Retail S.A. (United Kingdom)	$16,871,015
21,057	Seria Co. Ltd. (Japan)	745,020

		17,616,035

	Health Care Distributors 0.7%
522,500	Japan Lifeline Co. Ltd. (Japan)	11,064,381

	Health Care Equipment 2.2%
223,059	Cochlear Ltd. (Australia)	32,350,830
1,317,615	Microport Scientific Corp. (China)	1,743,725
25,014	Nakanishi, Inc. (Japan)	520,446

		34,615,001

	Health Care Supplies 2.0%
719,800	Asahi Intecc Co. Ltd. (Japan)	31,422,355

	Health Care Technology 1.2%
858,320	M3, Inc. (Japan)	19,474,995

	Home Furnishing Retail 0.6%
307,416	Maisons du Monde S.A. (France)	8,973,107

	Hotels, Resorts & Cruise Lines 1.6%
1,148,667	Corporate Travel Management Ltd. (Australia)	25,349,482

	Household Products 1.6%
449,184	Pigeon Corp. (Japan)	25,301,686

	Human Resource & Employment Services 4.5%
289,549	51job, Inc. ADR* (China)	22,292,378
192,200	Benefit One, Inc. (Japan)	6,275,849
215,197	en-japan, Inc. (Japan)	10,795,836
1,249,142	SMS Co. Ltd. (Japan)	24,857,508
164,137	UT Group Co. Ltd.* (Japan)	5,857,908

		70,079,479

	Industrial Machinery 3.8%
674,415	MISUMI Group, Inc. (Japan)	17,450,978
6,760,531	Rotork plc (United Kingdom)	29,122,596
158,084	Stabilus S.A. (Germany)	13,049,943

		59,623,517

	Internet & Direct Marketing Retail 2.5%
110,742	ASOS plc* (United Kingdom)	8,316,938
2,023,925	Webjet Ltd. (Australia)	22,573,998
255,733	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	8,237,835

		39,128,771

	Interactive Media & Services 5.6%
1,852,100	Infomart Corp. (Japan)	24,125,224
2,393,560	Rightmove plc (United Kingdom)	14,694,102
424,918	Scout24 AG (Germany)	19,812,986
82,922	XING SE (Germany)	28,353,467

		86,985,779

	Investment Banking & Brokerage 0.9%
300,072	Avanza Bank Holding AB (Sweden)	13,667,568

	IT Consulting & Other Services 1.5%
152,444	CANCOM SE (Germany)	6,888,652
244,620	Reply S.p.A. (Italy)	16,827,958

		23,716,610

	Life & Health Insurance 0.3%
826,135	Max Financial Services Ltd.* (India)	4,695,373

SEPTEMBER 30, 2018

Shares		Value

	Life Sciences Tools & Services 0.8%
54,007	Tecan Group AG (Switzerland)	$12,778,098

	Movies & Entertainment 0.7%
244,921	CTS Eventim AG & Co KGaA (Germany)	10,982,201

	Oil & Gas Equipment & Services 3.5%
1,273,637	Computer Modelling Group Ltd. (Canada)	8,332,159
1,260,640	Pason Systems, Inc. (Canada)	19,119,682
137,132	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	15,038,062
301,185	TGS-NOPEC Geophysical Co. ASA (Norway)	12,274,989

		54,764,892

	Other Diversified Financial Services 1.3%
85,787	Hypoport AG* (Germany)	19,741,322

	Packaged Foods & Meats 2.5%
11,431,449	Vitasoy International Holdings Ltd. (China)	38,989,019

	Pharmaceuticals 1.9%
181,122	Ipsen S.A. (France)	30,450,250

	Regional Banks 3.7%
1,730,235	AU Small Finance Bank Ltd. (India)	13,669,549
881,814	Canadian Western Bank (Canada)	23,280,190
529,084	Metro Bank plc* (United Kingdom)	20,508,949

		57,458,688

	Research & Consulting Services 2.3%
416,143	Funai Soken Holdings, Inc. (Japan)	9,442,146
878,928	Nihon M&A Center, Inc. (Japan)	26,378,670

		35,820,816

	Restaurants 0.7%
295,944	Domino’s Pizza Enterprises Ltd. (Australia)	11,380,709

	Semiconductor Equipment 1.7%
877,000	Japan Material Co. Ltd. (Japan)	11,771,035
158,857	Koh Young Technology, Inc. (Korea)	15,610,019

		27,381,054

	Semiconductors 2.8%
185,092	Melexis N.V. (Belgium)	14,323,162
840,040	Silergy Corp. (Taiwan)	15,131,890
101,140	U-Blox Holding AG* (Switzerland)	14,489,794

		43,944,846

	Soft Drinks 1.4%
470,541	Fevertree Drinks plc (United Kingdom)	22,127,983

	Specialized Finance 0.4%
302,241	Banca IFIS S.p.A. (Italy)	6,807,791

	Specialty Chemicals 3.3%
247,226	Chr. Hansen Holding A/S (Denmark)	25,096,351
2,344,985	Hexpol AB (Sweden)	25,857,791

		50,954,142

	Systems Software 2.4%
374,369	Douzone Bizon Co. Ltd. (Korea)	20,621,092
226,300	Kinaxis, Inc.* (Canada)	17,017,395

		37,638,487

	Technology Distributors 1.0%
1,646,468	Electrocomponents plc (United Kingdom)	15,412,622

Shares		Value

	Trading Companies & Distributors 5.6%
994,904	Diploma plc (United Kingdom)	$18,362,096
172,825	IMCD N.V. (Netherlands)	13,454,156
1,228,824	MonotaRO Co. Ltd. (Japan)	34,662,743
917,166	Richelieu Hardware Ltd. (Canada)	21,231,188

		87,710,183

	Total Common Stocks (cost $1,000,825,479)	1,498,108,017

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.5%

	Repurchase Agreement 4.5%
$69,877,797	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $48,745,000 of United States Treasury Notes 2.375% due 1/15/25; value: $71,277,425; repurchase proceeds: $69,880,243 (cost $69,877,797)	$69,877,797

	Total Short-Term Investments (cost $69,877,797)	69,877,797

	Total Investments (cost $1,070,703,276) 100.1%	1,567,985,814

	Liabilities less Other Assets (0.1%)	(2,197,093)

	NET ASSETS 100.0%	$1,565,788,721

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At September 30, 2018, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	9.2
Austria	1.0
Belgium	1.0
Brazil	1.3
Canada	6.0
China	4.2
Denmark	1.7
France	2.6
Germany	8.7
India	4.2
Italy	3.2
Japan	23.2
Korea	3.4
Mexico	1.7
Netherlands	0.9
Norway	0.8
Philippines	0.5
South Africa	0.8
Sweden	2.7
Switzerland	1.8
Taiwan	2.0
Thailand	1.0
United Kingdom	18.1

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.7%

	Advertising 1.7%
14,646,600	Plan B Media Public Co. Ltd. (Thailand)	$3,147,615
242,000	Vector, Inc. (Japan)	5,714,540

		8,862,155

	Aerospace & Defense 0.6%
183,082	Avon Rubber plc (United Kingdom)	3,078,316

	Air Freight & Logistics 0.5%
519,695	Freightways Ltd. (New Zealand)	2,693,832

	Application Software 6.1%
81,690	Esker S.A. (France)	6,117,581
759,306	Fortnox AB (Sweden)	6,664,026
814,938	GB Group plc (United Kingdom)	6,181,948
16,567,900	Humanica Public Co. Ltd. (Thailand)	5,993,953
537,200	Systena Corp. (Japan)	7,342,648

		32,300,156

	Asset Management & Custody Banks 0.9%
565,900	Sanne Group plc (United Kingdom)	4,720,603

	Auto Parts & Equipment 1.6%
1,023,000	Hota Industrial Manufacturing Co. Ltd. (Taiwan)	4,422,625
2,103,361	Minda Corp. Ltd. (India)	3,879,423

		8,302,048

	Automotive Retail 0.9%
2,117,400	Hascol Petroleum Ltd. (Pakistan)	4,740,193

	Brewers 1.6%
685,845	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	3,314,462
64,217	Royal Unibrew A/S (Denmark)	5,289,011

		8,603,473

	Commodity Chemicals 2.9%
980,135	Berger Paints India Ltd. (India)	3,948,123
753,179	Gulf Oil Lubricants India Ltd. (India)	7,616,469
288,077	Supreme Industries Ltd. (India)	3,906,267

		15,470,859

	Consumer Finance 4.0%
1,283,043	ASA International Group plc* (United Kingdom)	8,020,440
360,137	Gruppo MutuiOnline S.p.A. (Italy)	7,041,431
2,489,862	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	6,321,115

		21,382,986

	Department Stores 2.1%
379,908	Poya International Co. Ltd. (Taiwan)	3,459,026
227,874	V-Mart Retail Ltd. (India)	7,890,243

		11,349,269

	Diversified Support Services 3.1%
1,343,912	Clipper Logistics plc (United Kingdom)	5,202,416
285,400	Japan Elevator Service Holdings Co. Ltd. (Japan)	4,270,199
585,900	Prestige International, Inc. (Japan)	7,018,218

		16,490,833

	Drug Retail 2.3%
56,500	Kusuri no Aoki Holdings Co. Ltd. (Japan)	4,500,308
178,000	Qol Co. Ltd. (Japan)	3,896,198
116,800	Yakuodo Co. Ltd. (Japan)	3,998,873

		12,395,379

Shares		Value

	Electrical Components & Equipment 1.6%
252,355	Amara Raja Batteries Ltd. (India)	$2,573,331
350,627	Voltronic Power Technology Corp. (Taiwan)	6,155,179

		8,728,510

	Electronic Equipment & Instruments 3.2%
144,956	accesso Technology Group plc* (United Kingdom)	5,535,816
107,323	Isra Vision AG (Germany)	5,395,501
743,876	Smart Metering Systems plc (United Kingdom)	5,972,540

		16,903,857

	Electronic Manufacturing Services 0.8%
251,298	HMS Networks AB (Sweden)	4,495,846

	Financial Exchanges & Data 0.7%
1,003,429	Morningstar Japan KK (Japan)	3,506,084

	Food Retail 4.5%
21,847,236	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	7,760,164
5,057,282	Philippine Seven Corp. (Philippines)	9,528,620
79,639	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	3,758,031
3,661,600	Sheng Siong Group Ltd. (Singapore)	2,999,884

		24,046,699

	Health Care Equipment 0.7%
131,781	DIO Corp.* (Korea)	3,825,421

	Health Care Facilities 0.6%
17,205,696	Cleopatra Hospital* (Egypt)	3,360,488

	Health Care Services 0.3%
170,255	Carenet, Inc. (Japan)	1,528,429

	Health Care Supplies 1.6%
1,069,632	Advanced Medical Solutions Group plc (United Kingdom)	4,607,695
1,472,451	Nanosonics Ltd.* (Australia)	3,821,056

		8,428,751

	Health Care Technology 3.6%
112,058	Nexus AG (Germany)	3,473,803
1,762,231	Pro Medicus Ltd. (Australia)	15,871,904

		19,345,707

	Home Furnishing Retail 0.4%
495,148	Nick Scali Ltd. (Australia)	2,304,990

	Home Improvement Retail 1.9%
4,500,567	Italtile Ltd. (South Africa)	4,490,622
59,630,900	PT Ace Hardware Indonesia Tbk (Indonesia)	5,762,406

		10,253,028

	Hotels, Resorts & Cruise Lines 0.1%
673,754	Byke Hospitality Ltd. (The) (India)	641,316

	Human Resource & Employment Services 2.7%
67,288	en-japan, Inc. (Japan)	3,375,652
376,262	SMS Co. Ltd. (Japan)	7,487,488
90,700	Trust Tech, Inc. (Japan)	3,536,358

		14,399,498

	Industrial Machinery 0.4%
34,573	Aumann AG (Germany)	2,392,403

SEPTEMBER 30, 2018

Shares		Value

	Interactive Media & Services 6.5%
321,247	BusinessOn Communication Co. Ltd. (Korea)	$6,298,961
604,900	Infomart Corp. (Japan)	7,879,352
72,800	Itokuro, Inc.* (Japan)	4,421,052
464,186	Rakus Co. Ltd. (Japan)	10,021,548
18,123	XING SE (Germany)	6,196,786

		34,817,699

	Internet & Direct Marketing Retail 7.9%
130,415	Evolable Asia Corp. (Japan)	3,181,750
422,730	On the Beach Group plc (United Kingdom)	2,727,383
434,318	Open Door, Inc.* (Japan)	12,767,313
1,092,560	Webjet Ltd. (Australia)	12,185,949
354,221	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	11,410,393

		42,272,788

	Investment Banking & Brokerage 2.3%
112,709	M&A Capital Partners Co. Ltd.* (Japan)	6,814,917
153,400	Strike Co. Ltd. (Japan)	5,191,190

		12,006,107

	IT Consulting & Other Services 2.0%
53,934	Aubay (France)	2,476,625
101,362	CANCOM SE (Germany)	4,580,354
212,496	eWork Group AB (Sweden)	2,477,056
22,303	Infotel S.A. (France)	1,074,639

		10,608,674

	Leisure Products 0.5%
211,936	MIPS AB* (Sweden)	2,599,301

	Life Sciences Tools & Services 0.6%
1,162,428	Horizon Discovery Group plc* (United Kingdom)	3,181,729

	Office Services & Supplies 0.7%
4,176,200	Riverstone Holdings Ltd. (Singapore)	3,604,781

	Oil & Gas Equipment & Services 1.9%
659,666	Computer Modelling Group Ltd. (Canada)	4,315,548
749,362	Spectrum ASA (Norway)	5,671,719

		9,987,267

	Other Diversified Financial Services 2.3%
52,488	Hypoport AG* (Germany)	12,078,549

	Packaged Foods & Meats 3.9%
257,500	Dutch Lady Milk Industries Berhad (Malaysia)	3,999,541
2,263,120	Vitasoy International Holdings Ltd. (China)	7,718,779
4,102,000	Yihai International Holding Ltd. (China)	9,327,074

		21,045,394

	Personal Products 3.8%
276,384	Jamieson Wellness, Inc. (Canada)	5,704,640
614,108	Sarantis S.A. (Greece)	5,290,537
576,474	TCI Co. Ltd. (Taiwan)	9,270,256

		20,265,433

	Pharmaceuticals 0.7%
22,330,405	PT Kimia Farma Persero Tbk (Indonesia)	3,821,262

	Property & Casualty Insurance 1.5%
2,925,000	Qualitas Controladora S.A.B. de C.V. (Mexico)	7,774,367

Shares		Value

	Research & Consulting Services 1.2%
45,703	Akka Technologies (France)	$3,311,162
191,400	IR Japan Holdings Ltd. (Japan)	3,059,165

		6,370,327

	Restaurants 3.6%
54,302	AmRest Holdings SE* (Poland)	6,620,578
212,200	Arcland Service Holdings Co. Ltd. (Japan)	4,013,535
630,045	Patisserie Holdings plc (United Kingdom)	3,572,224
951,184	Restaurant Brands New Zealand Ltd. (New Zealand)	4,930,450

		19,136,787

	Semiconductor Equipment 1.7%
376,100	Japan Material Co. Ltd. (Japan)	5,047,989
226,000	Machvision, Inc. (Taiwan)	2,738,676
22,075	Tokai Carbon Korea Co. Ltd. (Korea)	1,219,921

		9,006,586

	Semiconductors 1.1%
228,000	ASPEED Technology, Inc. (Taiwan)	4,555,072
17,776	LEENO Industrial, Inc. (Korea)	1,056,063

		5,611,135

	Specialty Chemicals 0.8%
752,199	DuluxGroup Ltd. (Australia)	4,170,386

	Specialty Stores 0.1%
109,726	Gear4Music Holdings plc* (United Kingdom)	739,397

	Systems Software 1.7%
96,600	Digital Arts, Inc. (Japan)	4,540,081
212,683	Minwise Co. Ltd. (Korea)	4,381,164

		8,921,245

	Technology Hardware, Storage & Peripherals 0.6%
53,149	MGI Digital Graphic Technology* (France)	2,962,016

	Thrifts & Mortgage Finance 0.9%
88,892	Equitable Group, Inc. (Canada)	4,739,668

	Total Common Stocks (cost $362,581,867)	520,272,027

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.4%

	Repurchase Agreement 2.4%
$12,901,903	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $9,000,000 of United States Treasury Notes 2.375% due 1/15/25; value: $13,160,259; repurchase proceeds: $12,902,354 (cost $12,901,903)	$12,901,903

	Total Short-Term Investments (cost $12,901,903)	12,901,903

	Total Investments (cost $375,483,770) 100.1%§	533,173,930

	Liabilities less Other Assets (0.1%)	(340,197)

	NET ASSETS 100.0%	$532,833,733

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.71%. See Notes to Financial Statements.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2018

Schedule of Investments (continued)

At September 30, 2018, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	7.4
Canada	2.8
China	3.3
Denmark	1.0
Egypt	0.6
France	3.1
Germany	6.6
Greece	1.0
India	5.8
Indonesia	1.8
Israel	0.7
Italy	1.3
Japan	25.9
Korea	3.2
Malaysia	2.9
Mexico	2.7
New Zealand	1.5
Norway	1.1
Pakistan	0.9
Philippines	1.8
Poland	1.3
Singapore	1.3
South Africa	0.9
Sweden	3.1
Taiwan	5.9
Thailand	1.8
United Kingdom	10.3

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2018

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.7%

	Apparel, Accessories & Luxury Goods 1.1%
277,275	Superior Group of Cos., Inc.	$5,273,771

	Application Software 5.9%
85,191	Digimarc Corp.*	2,679,257
54,600	Esker S.A. (France)	4,088,871
84,625	Everbridge, Inc.*	4,877,785
610,000	Fortnox AB (Sweden)	5,353,647
86,412	Globant S.A.* (Argentina)	5,097,444
217,893	Upland Software, Inc.*	7,040,123

		29,137,127

	Asset Management & Custody Banks 0.6%
800,000	Tatton Asset Management plc (United Kingdom)	2,971,753

	Biotechnology 7.0%
241,491	Abcam plc (United Kingdom)	4,507,355
268,316	ChemoCentryx, Inc.*	3,391,514
206,600	Cytokinetics, Inc.*	2,035,010
93,547	Esperion Therapeutics, Inc.*	4,150,680
84,411	Exact Sciences Corp.*	6,661,716
121,335	Flexion Therapeutics, Inc.*	2,270,178
461,529	Inovio Pharmaceuticals, Inc.*	2,566,101
296,846	Sangamo Therapeutics, Inc.*	5,031,540
138,488	Selecta Biosciences, Inc.*	2,153,489
184,157	Unum Therapeutics, Inc.*	1,896,817

		34,664,400

	Construction & Engineering 2.2%
391,500	Construction Partners, Inc., Class A*	4,737,150
72,293	NV5 Global, Inc.*	6,267,803

		11,004,953

	Consumer Electronics 1.1%
381,820	ZAGG, Inc.*	5,631,845

	Consumer Finance 1.3%
208,519	Curo Group Holdings Corp.*	6,303,529

	Department Stores 2.2%
317,634	V-Mart Retail Ltd. (India)	10,998,225

	Diversified Banks 0.8%
1,607,909	City Union Bank Ltd. (India)	3,886,131

	Diversified Support Services 1.9%
660,000	Clipper Logistics plc (United Kingdom)	2,554,925
459,400	Japan Elevator Service Holdings Co. Ltd. (Japan)	6,873,614

		9,428,539

	Drug Retail 1.3%
130,000	Qol Co. Ltd. (Japan)	2,845,538
100,000	Yakuodo Co. Ltd. (Japan)	3,423,693

		6,269,231

	Education Services 1.4%
582,098	Cambium Learning Group, Inc.*	6,892,040

	Electronic Equipment & Instruments 3.0%
30,032	Mesa Laboratories, Inc.	5,574,540
356,017	Napco Security Technologies, Inc.*	5,322,454
180,303	nLight, Inc.*	4,004,530

		14,901,524

Shares		Value

	Electronic Manufacturing Services 1.8%
194,650	Fabrinet*	$9,004,509

	Environmental & Facilities Services 0.9%
205,554	Heritage-Crystal Clean, Inc.*	4,388,578

	Food Distributors 1.2%
157,034	Chefs’ Warehouse, Inc. (The)*	5,708,186

	General Merchandise Stores 0.9%
45,991	Ollie’s Bargain Outlet Holdings, Inc.*	4,419,735

	Health Care Distributors 1.2%
147,314	PetIQ, Inc.*	5,790,913

	Health Care Equipment 6.2%
161,127	AtriCure, Inc.*	5,644,279
765,198	IRIDEX Corp.* ‡‡	4,859,007
150,414	LeMaitre Vascular, Inc.	5,827,039
281,518	Oxford Immunotec Global plc*	4,569,037
235,357	Tandem Diabetes Care, Inc.*	10,082,694

		30,982,056

	Health Care Facilities 1.3%
170,346	Ensign Group, Inc. (The)	6,459,520

	Health Care Supplies 1.5%
202,715	OrthoPediatrics Corp.*	7,427,478

	Health Care Technology 3.5%
75,065	Omnicell, Inc.*	5,397,173
264,669	Simulations Plus, Inc.	5,346,314
84,488	Tabula Rasa HealthCare, Inc.*	6,859,581

		17,603,068

	Heavy Electrical Equipment 1.1%
189,444	TPI Composites, Inc.*	5,408,626

	Homebuilding 0.7%
77,130	LGI Homes, Inc.*	3,659,047

	Human Resource & Employment Services 2.2%
224,000	SMS Co. Ltd. (Japan)	4,457,525
174,100	UT Group Co. Ltd.* (Japan)	6,213,479

		10,671,004

	Industrial Machinery 7.1%
209,884	Altra Industrial Motion Corp.	8,668,209
616,621	Elgi Equipments Ltd. (India)	2,084,041
83,708	Kadant, Inc.	9,027,908
330,608	Kornit Digital Ltd.* (Israel)	7,240,315
149,217	Sun Hydraulics Corp.	8,174,108

		35,194,581

	Industrial REITs 1.1%
330,946	Monmouth Real Estate Investment Corp.	5,533,417

	Insurance Brokers 1.2%
98,125	Health Insurance Innovations, Inc.*	6,049,406

	Interactive Media & Services 6.1%
110,439	Bandwidth, Inc., Class A*	5,916,217
117,042	Five9, Inc.*	5,113,565
102,028	Instructure, Inc.*	3,611,791
1,135,321	Limelight Networks, Inc.*	5,699,312
273,832	TrueCar, Inc.*	3,861,031
70,335	Twilio, Inc.*	6,068,504

		30,270,420

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2018

Schedule of Investments (continued)

Shares		Value

	Internet & Direct Marketing Retail 1.0%
166,800	Open Door, Inc.* (Japan)	$4,903,292

	Investment Banking & Brokerage 0.6%
50,000	M&A Capital Partners Co. Ltd.* (Japan)	3,023,235

	Leisure Products 1.3%
176,930	MCBC Holdings, Inc.*	6,348,248

	Managed Health Care 1.1%
56,120	HealthEquity, Inc.*	5,298,289

	Oil & Gas Equipment & Services 1.7%
277,618	Pason Systems, Inc. (Canada)	4,210,534
212,965	Solaris Oilfield Infrastructure, Inc.*	4,022,909

		8,233,443

	Oil & Gas Exploration & Production 1.3%
1,185,046	Abraxas Petroleum Corp.*	2,761,157
448,332	Lonestar Resources US, Inc., Class A*	3,492,507

		6,253,664

	Packaged Foods & Meats 2.3%
264,616	Freshpet, Inc.*	9,711,407
900,000	Prabhat Dairy Ltd.* (India)	1,512,209

		11,223,616

	Pharmaceuticals 0.9%
211,126	Intra-Cellular Therapies, Inc.*	4,581,434

	Regional Banks 3.0%
158,490	CBTX, Inc.	5,632,735
102,221	Customers Bancorp, Inc.*	2,405,260
205,660	People’s Utah Bancorp	6,982,157

		15,020,152

	Research & Consulting Services 0.7%
230,000	IR Japan Holdings Ltd. (Japan)	3,676,113

	Restaurants 2.8%
190,900	Chuy’s Holdings, Inc.*	5,011,125
326,974	Fiesta Restaurant Group, Inc.*	8,746,555

		13,757,680

	Semiconductors 2.5%
180,020	Inphi Corp.*	6,837,159
24,988	LEENO Industrial, Inc. (Korea)	1,484,525
37,603	NVE Corp.	3,981,406

		12,303,090

	Specialized Consumer Services 0.8%
392,308	Select Interior Concepts, Inc.*	4,178,080

	Systems Software 4.8%
73,108	CyberArk Software Ltd.* (Israel)	5,836,943
70,000	Douzone Bizon Co. Ltd. (Korea)	3,855,758
197,111	Rapid7, Inc.*	7,277,338
94,998	Varonis Systems, Inc.*	6,958,604

		23,928,643

	Technology Hardware, Storage & Peripherals 0.6%
437,692	USA Technologies, Inc.*	3,151,382

Shares		Value

	Thrifts & Mortgage Finance 1.5%
78,507	Equitable Group, Inc. (Canada)	$4,185,946
832,990	GRUH Finance Ltd. (India)	3,385,279

		7,571,225

	Trading Companies & Distributors 1.0%
222,492	Transcat, Inc.*	5,083,942

	Total Common Stocks (cost $311,765,102)	474,469,140

Principal Amount		Value
	SHORT-TERM INVESTMENTS 4.5%

	Repurchase Agreement 4.5%
$22,571,864	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $15,750,000 of United States Treasury Notes 2.375% due 1/15/25; value: $23,030,453; repurchase proceeds: $22,572,654 (cost $22,571,864)	$22,571,864

	Total Short-Term Investments (cost $22,571,864)	22,571,864

	Total Investments (cost $334,336,966) 100.2%	497,041,004

	Liabilities less Other Assets (0.2%)	(912,921)

	NET ASSETS 100.0%	$496,128,083

	*Non-income producing. ‡‡Affiliated company (see Note 8). REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2018, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.1
Canada	1.8
France	0.9
India	4.6
Israel	2.7
Japan	7.5
Korea	1.1
Sweden	1.1
United Kingdom	2.1
United States	77.1

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2018

Schedule of Investments

Shares		Value

	COMMON STOCKS 92.0%

	Air Freight & Logistics 1.4%
665,000	Radiant Logistics, Inc.*	$3,930,150

	Alternative Carriers 2.1%
250,000	Gamma Communications plc (United Kingdom)	2,789,277
292,000	ORBCOMM, Inc.*	3,171,120

		5,960,397

	Apparel, Accessories & Luxury Goods 0.6%
95,000	Superior Group of Cos., Inc.	1,806,900

	Application Software 6.4%
339,000	Datawatch Corp.*	3,949,350
34,000	Ebix, Inc.	2,691,100
39,000	Esker S.A. (France)	2,920,623
67,055	Everbridge, Inc.*	3,865,050
46,000	Globant S.A.* (Argentina)	2,713,540
400,000	Telenav, Inc.*	2,020,000

		18,159,663

	Asset Management & Custody Banks 2.1%
800,000	Fiducian Group Ltd. (Australia)	2,677,436
73,000	Hamilton Lane, Inc., Class A	3,232,440

		5,909,876

	Automotive Retail 0.9%
123,000	Camping World Holdings, Inc., Class A	2,622,360

	Biotechnology 1.2%
175,000	Cytokinetics, Inc.*	1,723,750
102,000	Sangamo Therapeutics, Inc.*	1,728,900

		3,452,650

	Building Products 1.3%
60,200	Patrick Industries, Inc.*	3,563,840

	Construction & Engineering 2.5%
302,000	Construction Partners, Inc., Class A*	3,654,200
40,000	NV5 Global, Inc.*	3,468,000

		7,122,200

	Construction Machinery & Heavy Trucks 0.8%
122,000	Wabash National Corp.	2,224,060

	Consumer Electronics 1.3%
254,000	ZAGG, Inc.*	3,746,500

	Consumer Finance 0.7%
750,000	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	1,904,056

	Data Processing & Outsourced Services 1.8%
220,000	i3 Verticals, Inc., Class A*	5,055,600

	Diversified Banks 1.0%
63,135	Capital Bancorp, Inc.*	803,077
858,000	City Union Bank Ltd. (India)	2,073,688

		2,876,765

	Diversified Support Services 1.0%
1,550,000	Johnson Service Group plc (United Kingdom)	2,727,365

Shares		Value

	Electronic Equipment & Instruments 2.1%
265,000	Napco Security Technologies, Inc.*	$3,961,750
106,000	Optex Group Co. Ltd. (Japan)	2,097,236

		6,058,986

	Electronic Manufacturing Services 1.4%
83,000	Fabrinet*	3,839,580

	Financial Exchanges & Data 0.4%
350,000	Infront ASA (Norway)	1,204,116

	Food Retail 0.7%
409,900	Majestic Wine plc (United Kingdom)	2,083,629

	Health Care Distributors 1.4%
1,911,527	Ibnsina Pharma S.A.E.* (Egypt)	984,564
78,000	PetIQ, Inc.*	3,066,180

		4,050,744

	Health Care Equipment 5.6%
90,000	AtriCure, Inc.*	3,152,700
427,793	IRIDEX Corp.*	2,716,485
80,133	Neuronetics, Inc.*	2,569,064
269,926	Oxford Immunotec Global plc*	4,380,899
43,000	Tactile Systems Technology, Inc.*	3,055,150

		15,874,298

	Health Care Facilities 1.2%
93,000	Ensign Group, Inc. (The)	3,526,560

	Health Care Services 2.3%
35,000	LHC Group, Inc.*	3,604,650
540,000	Viemed Healthcare, Inc.*	2,801,068

		6,405,718

	Health Care Supplies 1.7%
134,360	OrthoPediatrics Corp.*	4,922,950

	Health Care Technology 3.0%
106,000	Nexus AG (Germany)	3,286,005
41,000	Omnicell, Inc.*	2,947,900
33,412	OptimizeRx Corp.*	601,416
84,948	RA Medical Systems, Inc.*	1,546,054

		8,381,375

	Heavy Electrical Equipment 1.3%
128,000	TPI Composites, Inc.*	3,654,400

	Home Furnishing Retail 0.9%
68,215	Sleep Number Corp.*	2,508,948

	Homebuilding 0.8%
48,000	LGI Homes, Inc.*	2,277,120

	Human Resource & Employment Services 1.1%
112,382	BG Staffing, Inc.	3,056,790

	Industrial Machinery 4.2%
24,000	John Bean Technologies Corp.	2,863,200
40,493	Kadant, Inc.	4,367,170
88,000	Sun Hydraulics Corp.	4,820,640

		12,051,010

	Industrial REITs 1.2%
196,000	Monmouth Real Estate Investment Corp.	3,277,120

	Insurance Brokers 1.3%
112,000	Goosehead Insurance, Inc., Class A*	3,793,440

WASATCH MICRO CAP VALUE FUND (WAMVX)

Schedule of Investments (continued)

Shares		Value

	Integrated Telecommunication Services 1.3%
226,000	Ooma, Inc.*	$3,751,600

	Interactive Media & Services 0.7%
34,000	Tucows, Inc., Class A*	1,895,500

	IT Consulting & Other Services 1.3%
186,000	Hackett Group, Inc. (The)	3,747,900

	Mortgage REITs 1.3%
330,000	Arbor Realty Trust, Inc.	3,788,400

	Multi-Sector Holdings 1.1%
171,361	Compass Diversified Holdings	3,110,202

	Oil & Gas Equipment & Services 0.9%
130,000	Solaris Oilfield Infrastructure, Inc.*	2,455,700

	Oil & Gas Exploration & Production 1.2%
225,000	Magnolia Oil & Gas Corp.*	3,377,250

	Packaged Foods & Meats 2.9%
154,000	Freshpet, Inc.*	5,651,800
1,135,000	Yihai International Holding Ltd. (China)	2,580,748

		8,232,548

	Personal Products 0.7%
240,000	Sarantis S.A. (Greece)	2,067,599

	Pharmaceuticals 0.8%
109,000	Intra-Cellular Therapies, Inc.*	2,365,300

	Property & Casualty Insurance 0.9%
131,952	Kingstone Cos., Inc.	2,507,088

	Regional Banks 7.3%
148,000	Blue Hills Bancorp, Inc.	3,566,800
166,925	Esquire Financial Holdings, Inc.*	4,166,448
141,000	First Western Financial, Inc.*	2,466,090
98,000	Investar Holding Corp.	2,631,300
69,000	People’s Utah Bancorp	2,342,550
112,000	SmartFinancial, Inc.*	2,637,600
71,713	Sound Financial Bancorp, Inc.	2,836,249

		20,647,037

	Research & Consulting Services 0.7%
120,084	IR Japan Holdings Ltd. (Japan)	1,919,315

	Restaurants 2.0%
100,000	Chuy’s Holdings, Inc.*	2,625,000
109,000	Fiesta Restaurant Group, Inc.*	2,915,750

		5,540,750

	Semiconductors 3.1%
91,997	Inphi Corp.*	3,494,046
149,000	MaxLinear, Inc., Class A*	2,962,120
105,000	Tower Semiconductor Ltd.* (Israel)	2,284,800

		8,740,966

	Specialized Consumer Services 1.1%
295,644	Select Interior Concepts, Inc.*	3,148,609
8,643	Tear Corp. (Japan)	68,462

		3,217,071

	Specialty Chemicals 1.5%
181,000	Ferro Corp.*	4,202,820

	Systems Software 1.0%
140,000	Minwise Co. Ltd. (Korea)	2,883,931

Shares		Value

	Technology Hardware, Storage & Peripherals 1.8%
549,990	One Stop Systems, Inc.*	$2,045,963
425,000	USA Technologies, Inc.*	3,060,000

		5,105,963

	Thrifts & Mortgage Finance 2.6%
78,000	Axos Financial, Inc.*	2,682,420
92,123	Entegra Financial Corp.*	2,445,866
290,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	2,222,558

		7,350,844

	Trading Companies & Distributors 1.6%
161,000	Hardwoods Distribution, Inc. (Canada)	2,131,460
32,000	SiteOne Landscape Supply, Inc.*	2,410,880

		4,542,340

	Water Utilities 0.5%
138,233	Global Water Resources, Inc.	1,463,887

	Total Common Stocks (cost $178,991,524)	260,943,177

	CONVERTIBLE PREFERRED STOCKS 0.7%

	Oil & Gas Refining & Marketing 0.7%
598,406	Vertex Energy, Inc., Pfd., 6.00% PIK, Series B*** †	1,855,059

	Total Convertible Preferred Stocks (cost $1,760,059)	1,855,059

	RIGHTS 0.1%

	Pharmaceuticals 0.1%
1	Acetylon Pharmaceuticals, Inc.* *** †	326,356
1	Acetylon Pharmaceuticals, Inc.* *** †	—

		326,356

	Total Rights (cost $0)	326,356

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals, LLC* *** †	44,465

	Total Limited Liability Company Membership Interest (cost $30,001)	44,465

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/2020* *** †	40,000

	Total Warrants (cost $95,000)	40,000

SEPTEMBER 30, 2018

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.7%

	Repurchase Agreement 7.7%
$21,952,092	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $15,315,000 of United States Treasury Notes 2.375% due 1/15/25; value: $22,394,374; repurchase proceeds: $21,952,861 (cost $21,952,092)	$21,952,092

	Total Short-Term Investments (cost $21,952,092)	21,952,092

	Total Investments (cost $202,828,676) 100.5%	285,161,149

	Liabilities less Other Assets (0.5%)	(1,538,163)

	NET ASSETS 100.0%	$283,622,986

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

PIK Payment In Kind.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2018, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.0
Australia	1.0
Canada	0.8
China	1.0
Egypt	0.4
France	1.1
Germany	1.2
Greece	0.8
India	0.8
Israel	0.9
Japan	1.6
Korea	1.1
Mexico	0.7
Norway	0.5
United Kingdom	3.7
United States	83.4

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.4%

	Aerospace & Defense 3.7%
913,092	HEICO Corp., Class A	$68,938,446

	Air Freight & Logistics 1.4%
23,549,523	Aramex PJSC (United Arab Emirates)	26,479,589

	Airlines 1.3%
186,914	Allegiant Travel Co.	23,700,695

	Application Software 10.6%
571,407	Globant S.A.* (Argentina)	33,707,299
208,962	HubSpot, Inc.*	31,542,814
592,022	Paylocity Holding Corp.*	47,551,207
155,150	Ultimate Software Group, Inc. (The)*	49,987,778
513,310	Zendesk, Inc.*	36,445,010

		199,234,108

	Automotive Retail 2.6%
692,677	Monro, Inc.	48,210,319

	Biotechnology 7.9%
2,039,033	Abcam plc (United Kingdom)	38,057,924
452,531	Bellicum Pharmaceuticals, Inc.*	2,787,591
1,055,554	ChemoCentryx, Inc.*	13,342,203
629,778	Cytokinetics, Inc.*	6,203,313
227,128	Esperion Therapeutics, Inc.*	10,077,670
375,802	Exact Sciences Corp.*	29,658,294
369,654	Flexion Therapeutics, Inc.*	6,916,226
1,922,804	Inovio Pharmaceuticals, Inc.*	10,690,790
537,687	MacroGenics, Inc.*	11,528,009
1,176,257	Sangamo Therapeutics, Inc.*	19,937,556

		149,199,576

	Building Products 1.8%
910,410	AAON, Inc.	34,413,498

	Data Processing & Outsourced Services 3.9%
733,761	Euronet Worldwide, Inc.*	73,537,527

	Diversified Support Services 4.0%
775,541	Copart, Inc.*	39,963,628
850,392	Healthcare Services Group, Inc.	34,542,923

		74,506,551

	General Merchandise Stores 3.4%
671,752	Ollie’s Bargain Outlet Holdings, Inc.*	64,555,367

	Health Care Distributors 1.2%
586,600	PetIQ, Inc.*	23,059,246

	Health Care Equipment 4.3%
544,165	Cantel Medical Corp.	50,095,830
294,883	Insulet Corp.*	31,242,854

		81,338,684

	Health Care Facilities 2.6%
1,309,231	Ensign Group, Inc. (The)	49,646,039

	Health Care Supplies 2.0%
514,566	Neogen Corp.*	36,806,906

	Homebuilding 1.0%
391,177	LGI Homes, Inc.*	18,557,437

	Industrial Machinery 8.1%
886,878	Barnes Group, Inc.	62,994,945
380,687	RBC Bearings, Inc.*	57,240,097
606,153	Sun Hydraulics Corp.	33,205,061

		153,440,103

Shares		Value

	Interactive Media & Services 5.4%
842,451	DocuSign, Inc. — Restricted Shares* *** †	$42,754,388
646,978	Envestnet, Inc.*	39,433,309
436,521	Five9, Inc.*	19,071,603

		101,259,300

	Internet & Direct Marketing Retail 0.8%
105,165	Wayfair, Inc., Class A*	15,529,716

	IT Consulting & Other Services 1.4%
397,953	InterXion Holding N.V.* (Netherlands)	26,782,237

	Life Sciences Tools & Services 3.4%
418,185	ICON plc* (Ireland)	64,295,944

	Managed Health Care 2.1%
425,995	HealthEquity, Inc.*	40,218,188

	Pharmaceuticals 0.9%
769,967	Intra-Cellular Therapies, Inc.*	16,708,284

	Real Estate Services 0.5%
210,726	HFF, Inc., Class A	8,951,640

	Regional Banks 6.0%
694,847	Eagle Bancorp, Inc.*	35,159,258
925,237	Metro Bank plc* (United Kingdom)	35,865,078
370,208	Pinnacle Financial Partners, Inc.	22,268,011
248,733	Texas Capital Bancshares, Inc.*	20,557,783

		113,850,130

	Restaurants 3.6%
788,112	Chuy’s Holdings, Inc.*	20,687,940
726,602	Fiesta Restaurant Group, Inc.*	19,436,604
438,111	Shake Shack, Inc., Class A*	27,605,374

		67,729,918

	Semiconductors 1.9%
285,900	Monolithic Power Systems, Inc.	35,889,027

	Specialty Stores 4.0%
364,245	Five Below, Inc.*	47,373,705
613,793	National Vision Holdings, Inc.*	27,706,616

		75,080,321

	Systems Software 5.5%
351,295	CyberArk Software Ltd.* (Israel)	28,047,393
275,835	Proofpoint, Inc.*	29,329,535
814,476	Rapid7, Inc.*	30,070,454
215,081	Varonis Systems, Inc.*	15,754,683

		103,202,065

	Trading Companies & Distributors 1.5%
381,996	SiteOne Landscape Supply, Inc.*	28,779,579

	Trucking 1.6%
875,309	Knight-Swift Transportation Holdings, Inc.	30,180,654

	Total Common Stocks (cost $1,110,275,649)	1,854,081,094

SEPTEMBER 30, 2018

Shares		Value

	PREFERRED STOCKS 0.6%

	Biotechnology 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	$183,051
161,519	Nanosys, Inc., Series E Pfd.* *** †	167,980

		351,031

	Systems Software 0.6%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	11,179,538

	Total Preferred Stocks (cost $10,184,941)	11,530,569

	SELLER’S NOTE 0.1%

	Oil & Gas Equipment & Services 0.1%
1,728,000	Drilling Info Holdings, Inc., 7.25%*** †	1,728,000

	Total Seller’s Note (cost $659,150)	1,728,000

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
1	Greenspring Global Partners II-B, L.P.* *** †	1,830,415
1	Greenspring Global Partners III-B, L.P.* *** †	1,017,825

		2,848,240

	Total Limited Partnership Interest (cost $2,475,523)	2,848,240

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$26,729,494	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $6,880,000 of United States Treasury Notes 2.375% due 1/15/25; value: $10,060,287; $13,860,000 of United States Treasury Notes 0.250% due 1/15/25; value: $14,160,748; $3,230,000 of United States Treasury Notes 2.000% due 2/15/25; value: $3,049,126; repurchase proceeds: $26,730,430 (cost $26,729,494)	$26,729,494

	Total Short-Term Investments (cost $26,729,494)	26,729,494

	Total Investments (cost $1,150,324,757) 100.6%	1,896,917,397

	Liabilities less Other Assets (0.6%)	(11,924,887)

	NET ASSETS 100.0%	$1,884,992,510

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See Notes to Financial Statements.

At September 30, 2018, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.8
Ireland	3.4
Israel	1.5
Netherlands	1.4
United Arab Emirates	1.4
United Kingdom	4.0
United States	86.5

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.2%

	Aerospace & Defense 2.6%
149,788	HEICO Corp., Class A	$11,308,994

	Airlines 2.2%
29,208	Allegiant Travel Co.	3,703,574
76,137	Copa Holdings S.A., Class A	6,078,778

		9,782,352

	Application Software 1.3%
72,937	Ebix, Inc.	5,772,964

	Asset Management & Custody Banks 1.9%
189,785	Hamilton Lane, Inc., Class A	8,403,680

	Auto Parts & Equipment 3.2%
181,566	Dorman Products, Inc.*	13,966,057

	Automotive Retail 8.0%
438,695	Camping World Holdings, Inc., Class A	9,352,977
80,206	Lithia Motors, Inc., Class A	6,549,622
279,508	Monro, Inc.	19,453,757

		35,356,356

	Commercial Printing 2.0%
63,202	Cimpress N.V.*	8,634,025

	Consumer Electronics 1.9%
574,483	ZAGG, Inc.*	8,473,624

	Consumer Finance 2.0%
19,739	Credit Acceptance Corp.*	8,647,064

	Data Processing & Outsourced Services 5.0%
218,631	Euronet Worldwide, Inc.*	21,911,199

	Diversified Banks 1.0%
1,786,639	City Union Bank Ltd. (India)	4,318,101

	Diversified Support Services 1.6%
138,444	Copart, Inc.*	7,134,019

	Electronic Manufacturing Services 2.5%
239,663	Fabrinet*	11,086,810

	Health Care Facilities 3.1%
361,389	Ensign Group, Inc. (The)	13,703,871

	Health Care REITs 1.5%
280,997	Sabra Health Care REIT, Inc.	6,496,651

	Health Care Services 2.6%
108,799	LHC Group, Inc.*	11,205,209

	Home Furnishing Retail 1.2%
142,652	Sleep Number Corp.*	5,246,741

	Home Furnishings 0.6%
99,222	Lovesac Co. (The)*	2,478,566

	Homebuilding 1.2%
113,741	LGI Homes, Inc.*	5,395,873

	Hotel & Resort REITs 2.0%
660,816	Summit Hotel Properties, Inc.	8,940,840

	Industrial Machinery 6.9%
303,290	Altra Industrial Motion Corp.	12,525,877
163,873	Kadant, Inc.	17,673,703

		30,199,580

	Industrial REITs 2.6%
693,595	Monmouth Real Estate Investment Corp.	11,596,908

Shares		Value

	Internet Retail 1.1%
21,444	Stamps.com, Inc.*	$4,850,633

	IT Consulting & Other Services 1.9%
406,166	Hackett Group, Inc. (The)	8,184,245

	Life Sciences Tools & Services 2.2%
62,939	ICON plc* (Ireland)	9,676,871

	Mortgage REITs 4.8%
1,414,761	Arbor Realty Trust, Inc.	16,241,457
651,792	MFA Financial, Inc.	4,790,671

		21,032,128

	Oil & Gas Equipment & Services 1.2%
158,472	Oil States International, Inc.*	5,261,270

	Oil & Gas Exploration & Production 1.9%
2,209,161	Gran Tierra Energy, Inc.* (Colombia)	8,438,995

	Personal Products 1.9%
98,729	Nu Skin Enterprises, Inc., Class A	8,137,244

	Property & Casualty Insurance 0.9%
388,948	Atlas Financial Holdings, Inc.*	3,908,927

	Regional Banks 9.4%
171,668	FB Financial Corp.	6,725,952
299,077	First of Long Island Corp. (The)	6,504,925
99,720	Metropolitan Bank Holding Corp.*	4,100,486
173,867	People’s Utah Bancorp	5,902,785
59,317	Prosperity Bancshares, Inc.	4,113,634
577,484	Republic First Bancorp, Inc.*	4,129,011
166,337	Webster Financial Corp.	9,807,229

		41,284,022

	Restaurants 0.3%
47,500	Fiesta Restaurant Group, Inc.*	1,270,625

	Semiconductors 1.1%
216,463	Tower Semiconductor Ltd.* (Israel)	4,710,235

	Specialized REITs 2.4%
420,873	National Storage Affiliates Trust	10,707,009

	Specialty Chemicals 3.0%
172,791	Innospec, Inc.	13,261,709

	Thrifts & Mortgage Finance 1.5%
189,227	Axos Financial, Inc.*	6,507,517

	Trading Companies & Distributors 1.9%
135,781	WESCO International, Inc.*	8,343,742

	Trucking 5.8%
561,148	Knight-Swift Transportation Holdings, Inc.	19,348,383
38,894	Old Dominion Freight Line, Inc.	6,272,047

		25,620,430

	Total Common Stocks (cost $324,286,854)	431,255,086

SEPTEMBER 30, 2018

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.0%

	Repurchase Agreement 2.0%
$8,769,310	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $6,120,000 of United States Treasury Notes 2.375% due 1/15/25; value: $8,948,976; repurchase proceeds: $8,769,617 (cost $8,769,310)	$8,769,310

	Total Short-Term Investments (cost $8,769,310)	8,769,310

	Total Investments (cost $333,056,164) 100.2%	440,024,396

	Liabilities less Other Assets (0.2%)	(869,584)

	NET ASSETS 100.0%	$439,154,812

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2018, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Colombia	2.0
India	1.0
Ireland	2.2
Israel	1.1
United States	93.7

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 89.0%

	Application Software 9.6%
67,431	Globant S.A.* (Argentina)	$3,977,755
36,435	HubSpot, Inc.*	5,499,863
105,128	Paylocity Holding Corp.*	8,443,881
17,814	Ultimate Software Group, Inc. (The)*	5,739,493
67,590	Zendesk, Inc.*	4,798,890

		28,459,882

	Automotive Retail 1.2%
51,130	Monro, Inc.	3,558,648

	Biotechnology 12.2%
14,019	Atara Biotherapeutics, Inc.*	579,686
110,271	Bellicum Pharmaceuticals, Inc.*	679,269
194,837	ChemoCentryx, Inc.*	2,462,740
234,352	Cytokinetics, Inc.*	2,308,367
58,597	Denali Therapeutics, Inc.*	1,273,899
54,912	Esperion Therapeutics, Inc.*	2,436,445
86,167	Exact Sciences Corp.*	6,800,300
70,311	Flexion Therapeutics, Inc.*	1,315,519
661,183	Inovio Pharmaceuticals, Inc.*	3,676,177
106,131	MacroGenics, Inc.*	2,275,449
311,342	MEI Pharma, Inc.*	1,341,884
362,117	Sangamo Therapeutics, Inc.*	6,137,883
35,320	Seattle Genetics, Inc.*	2,723,878
90,868	Selecta Biosciences, Inc.*	1,412,997
76,676	Unum Therapeutics, Inc.*	789,763

		36,214,256

	Building Products 2.9%
111,059	AAON, Inc.	4,198,030
56,086	Trex Co., Inc.*	4,317,500

		8,515,530

	Construction & Engineering 1.0%
35,620	NV5 Global, Inc.*	3,088,254

	Department Stores 1.1%
93,092	V-Mart Retail Ltd. (India)	3,223,354

	Diversified Banks 1.7%
2,122,474	City Union Bank Ltd. (India)	5,129,776

	Diversified Support Services 1.5%
107,871	Healthcare Services Group, Inc.	4,381,720

	Electronic Equipment & Instruments 0.7%
90,536	nLight, Inc.*	2,010,805

	Electronic Manufacturing Services 1.2%
23,748	IPG Photonics Corp.*	3,706,350

	Environmental & Facilities Services 1.2%
45,481	Waste Connections, Inc.	3,628,019

	General Merchandise Stores 1.2%
36,801	Ollie’s Bargain Outlet Holdings, Inc.*	3,536,576

	Health Care Equipment 7.0%
119,370	AtriCure, Inc.*	4,181,531
69,282	Glaukos Corp.*	4,496,402
38,052	Insulet Corp.*	4,031,609
215,612	Oxford Immunotec Global plc*	3,499,383
109,980	Tandem Diabetes Care, Inc.*	4,711,543

		20,920,468

	Health Care Services 0.5%
103,297	Dr. Lal PathLabs Ltd. (India)	1,347,749

Shares		Value

	Health Care Technology 1.7%
34,583	Inspire Medical Systems, Inc.*	$1,455,253
34,090	Veeva Systems, Inc., Class A*	3,711,378

		5,166,631

	Heavy Electrical Equipment 1.8%
190,778	TPI Composites, Inc.*	5,446,712

	Homebuilding 1.2%
75,168	LGI Homes, Inc.*	3,565,970

	Industrial Machinery 4.2%
54,105	Barnes Group, Inc.	3,843,078
188,985	Kornit Digital Ltd.* (Israel)	4,138,771
28,009	Proto Labs, Inc.*	4,530,456

		12,512,305

	Industrial REITs 1.7%
303,665	Monmouth Real Estate Investment Corp.	5,077,279

	Interactive Media & Services 4.3%
266,623	Box, Inc., Class A*	6,374,956
28,166	DocuSign, Inc.*	1,480,687
140,333	Instructure, Inc.*	4,967,788

		12,823,431

	Internet & Direct Marketing Retail 2.1%
56,664	MakeMyTrip Ltd.* (India)	1,555,427
24,572	Wayfair, Inc., Class A*	3,628,547
6,224	zooplus AG* (Germany)	1,081,789

		6,265,763

	IT Consulting & Other Services 1.4%
60,048	InterXion Holding N.V.* (Netherlands)	4,041,230

	Managed Health Care 1.3%
41,032	HealthEquity, Inc.*	3,873,831

	Oil & Gas Equipment & Services 1.0%
23,468	Oil States International, Inc.*	779,138
111,486	Solaris Oilfield Infrastructure, Inc.*	2,105,970

		2,885,108

	Packaged Foods & Meats 2.2%
176,991	Freshpet, Inc.*	6,495,570

	Pharmaceuticals 2.2%
143,888	Aquestive Therapeutics, Inc.*	2,519,479
460,622	Cocrystal Pharma, Inc.*	1,151,555
126,729	Intra-Cellular Therapies, Inc.*	2,750,019

		6,421,053

	Regional Banks 7.7%
72,055	Bank OZK	2,735,208
110,478	Eagle Bancorp, Inc.*	5,590,187
106,499	Esquire Financial Holdings, Inc.*	2,658,215
163,269	Metro Bank plc* (United Kingdom)	6,328,816
55,358	Pinnacle Financial Partners, Inc.	3,329,784
327,859	Republic First Bancorp, Inc.*	2,344,192

		22,986,402

	Restaurants 2.5%
131,986	Chuy’s Holdings, Inc.*	3,464,633
253,920	Habit Restaurants, Inc. (The)*	4,050,024

		7,514,657

	Semiconductors 3.9%
41,639	Ambarella, Inc.*	1,610,596
99,572	Inphi Corp.*	3,781,745
37,973	Monolithic Power Systems, Inc.	4,766,751
12,733	NVE Corp.	1,348,170

		11,507,262

SEPTEMBER 30, 2018

Shares		Value

	Specialty Chemicals 1.2%
32,822	Balchem Corp.	$3,679,018

	Specialty Stores 1.1%
25,180	Five Below, Inc.*	3,274,911

	Systems Software 2.2%
35,635	Proofpoint, Inc.*	3,789,070
74,440	Tenable Holdings, Inc.*	2,894,227

		6,683,297

	Trucking 2.3%
197,409	Knight-Swift Transportation Holdings, Inc.	6,806,662

	Total Common Stocks (cost $197,795,156)	264,748,479

	LIMITED PARTNERSHIP INTEREST 0.9%
	Asset Management & Custody Banks 0.9%
1	Greenspring Global Partners II-B, L.P.* *** †	1,647,368
1	Greenspring Global Partners III-B, L.P.* *** †	1,017,825

		2,665,193

	Total Limited Partnership Interest (cost $2,290,979)	2,665,193

	PREFERRED STOCKS 0.0%
	Biotechnology 0.0%
169,492	Nanosys, Inc., Series D Pfd.* *** †	45,763
40,380	Nanosys, Inc., Series E Pfd.* *** †	41,995

		87,758

	Total Preferred Stocks (cost $546,236)	87,758

	SELLER’S NOTE 0.1%
	Oil & Gas Equipment & Services 0.1%
132,000	Drilling Info Holdings, Inc., 7.25%*** †	132,000

	Total Seller’s Note (cost $49,502)	132,000

Principal Amount		Value

	SHORT-TERM INVESTMENTS 9.9%

	Repurchase Agreement 9.9%
$29,580,653	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $20,635,000 of United States Treasury Notes 2.375% due 1/15/25; value: $30,173,549; repurchase proceeds: $29,581,689 (cost $29,580,653)	$29,580,653

	Total Short-Term Investments (cost $29,580,653)	29,580,653

	Total Investments (cost $230,262,526) 99.9%	297,214,083

	Other Assets less Liabilities 0.1%	347,866

	NET ASSETS 100.0%	$297,561,949

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See Notes to Financial Statements.

At September 30, 2018, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.5
Germany	0.4
India	4.2
Israel	1.5
Netherlands	1.5
United Kingdom	2.4
United States	88.5

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2018

Schedule of Investments

Principal Amount		Value
	U.S. GOVERNMENT OBLIGATIONS 99.7%

$7,000,000	U.S. Treasury Bond, 3.00%, 8/15/48	$6,736,680
116,800,000	U.S. Treasury Bond, 2.25%, 8/15/46	96,451,250
52,250,000	U.S. Treasury Bond, 2.50%, 2/15/45	45,761,611
8,000,000	U.S. Treasury Bond, 3.125%, 8/15/44	7,899,688
14,100,000	U.S. Treasury Bond, 3.75%, 11/15/43	15,438,949
39,000,000	U.S. Treasury Strip, principal only, 8/15/40	19,572,950
81,000,000	U.S. Treasury Strip, principal only, 5/15/44	35,851,007
175,700,000	U.S. Treasury Strip, principal only, 8/15/45	74,686,032

	Total U.S. Government Obligations (cost $339,846,018)	302,398,167

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.2%

	Repurchase Agreement 0.2%
$ 503,311	Repurchase Agreement dated 9/28/18, 0.42% due 10/1/18 with Fixed Income Clearing Corp. collateralized by $355,000 of United States Treasury Notes 2.375% due 1/15/25; value: $519,099; repurchase proceeds: $503,329 (cost $503,311)	$503,311

	Total Short-Term Investments (cost $503,311)	503,311

	Total Investments (cost $340,349,329) 99.9%	302,901,478

	Other Assets less Liabilities 0.1%	203,946

	NET ASSETS 100.0%	$303,105,424

	See Notes to Financial Statements.

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WASATCH FUNDS

Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$1,388,514,530	$197,794,802	$37,240,318
Repurchase agreements	27,036,867	—	457,817

	$1,415,551,397	$197,794,802	$37,698,135

Investments, at market value
Unaffiliated issuers	$2,251,433,510	$228,142,443	$43,451,197
Repurchase agreements	27,036,867	—	457,817

	2,278,470,377	228,142,443	43,909,014
Cash	1,955,503	—	—
Foreign currency on deposit (cost of $0, $5,181,530, $0, $841,478, $174,065, $13,882, $1,575,399 and $438,546, respectively)	—	5,179,587	—
Receivable for investment securities sold	23,244,830	81,609	—
Receivable for security litigation	—	—	—
Receivable from broker for securities sold short	—	—	—
Capital shares receivable	11,160,181	392,064	39,200
Interest and dividends receivable	646,949	68,154	31,905
Prepaid expenses and other assets	112,930	27,386	8,380

Total Assets	2,315,590,770	233,891,243	43,988,499

Liabilities:
Bank overdraft	—	—	—
Payable for securities purchased	9,713,606	2,769,066	—
Capital shares payable	3,211,314	587,117	—
Dividends payable to shareholders	—	—	—
Payable to Trustees	2,208	309	57
Payable to Advisor	1,892,681	242,176	29,055
Accrued fund administration fees	88,798	9,075	980
Accrued expenses and other liabilities	413,651	201,940	61,397
Foreign capital gains taxes payable	412,347	2,488,867	161,878
Line of credit payable	—	402,305	—
Dividends payable on securities sold short	—	—	—

Total Liabilities	15,734,605	6,700,855	253,367

Net Assets	$2,299,856,165	$227,190,388	$43,735,132

Net Assets Consist of:
Capital stock	$283,155	$575,067	$41,616
Paid-in-capital in excess of par	1,292,925,290	188,782,488	42,764,971
Distributable earnings (accumulated loss)	1,006,647,720	37,832,833	928,545

Net Assets	$2,299,856,165	$227,190,388	$43,735,132

Net Assets
Investor Class	1,577,554,497	184,732,919	13,519,972
Institutional Class	722,301,668	42,457,469	30,215,160

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	19,466,466	46,813,133	1,300,345
Institutional Class	8,849,070	10,693,518	2,861,228

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$81.04	$3.95	$10.40

Institutional Class	$81.62	$3.97	$10.56

[1]	Incudes U.S. dollars held in Zimbabwe. The position was fair valued during the period (see Note 12).

See Notes to Financial Statements.

SEPTEMBER 30, 2018

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND		GLOBAL OPPORTUNITIES FUND	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$411,756,207	$74,236,533		$79,925,749	$173,706,959	$1,000,825,479
6,157,408	—		4,918,109	5,900,513	69,877,797

$417,913,615	$74,236,533		$84,843,858	$179,607,472	$1,070,703,276

$519,200,397	$76,509,028		$122,655,659	$196,683,443	$1,498,108,017
6,157,408	—		4,918,109	5,900,513	69,877,797

525,357,805	76,509,028		127,573,768	202,583,956	1,567,985,814
—	1,971,483	[1]	—	119,183	—
841,478	174,216		13,942	1,580,231	441,504
1,344,441	605,840		—	860,822	4,579,175
—	—		—	1,329,412	—
—	—		—	5,728	—
257,299	1,037		37,052	25,398	1,224,451
895,210	45,610		78,131	685,588	1,830,469
39,996	14,536		20,948	8,814	55,025

528,736,229	79,321,750		127,723,841	207,199,132	1,576,116,438

—	—		14	—	—
1,022,405	87		676,406	3,885,737	8,008,329
232,518	78,836		39,739	465,958	222,872
—	—		—	9,063	—
758	200		136	1,368	1,892
734,436	120,983		128,532	67,046	1,617,187
24,435	5,853		4,392	13,711	63,726
289,353	203,042		67,980	325,010	366,017
—	610,361		53,622	—	47,694
—	310,178		—	—	—
—	—		—	5,629	—

2,303,905	1,329,540		970,821	4,773,522	10,327,717

$526,432,324	$77,992,210		$126,753,020	$202,425,610	$1,565,788,721

$1,890,914	$310,062		$310,040	$217,839	$423,253
375,883,969	186,085,644		69,647,839	327,283,584	910,719,602
148,657,441	(108,403,496)		56,795,141	(125,075,813)	654,645,866

$526,432,324	$77,992,210		$126,753,020	$202,425,610	$1,565,788,721

285,540,185	57,405,881		110,873,583	192,810,921	748,846,930
240,892,139	20,586,329		15,879,437	9,614,689	816,941,791

102,750,540	22,863,328		27,126,620	20,747,873	20,264,437
86,340,879	8,142,833		3,877,402	1,036,020	22,060,867

$2.78	$2.51		$4.09	$9.29	$36.95

$2.79	$2.53		$4.10	$9.28	$37.03

WASATCH FUNDS

Statements of Assets and Liabilities (continued)

	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND

Assets:
Investments, at cost
Unaffiliated issuers	$362,581,867	$307,142,880	$180,876,584
Affiliated issuers[1]	—	4,622,222	—
Repurchase agreements	12,901,903	22,571,864	21,952,092

	$375,483,770	$334,336,966	$202,828,676

Investments, at market value
Unaffiliated issuers	$520,272,027	$469,610,133	$263,209,057
Affiliated issuers[1]	—	4,859,007	—
Repurchase agreements	12,901,903	22,571,864	21,952,092

	533,173,930	497,041,004	285,161,149
Cash	—	—	9,004
Foreign currency on deposit (cost of $118,766, $32,559, $0, $0, $2, $254,670 and $0, respectively)	118,766	32,887	—
Receivable for investment securities sold	2,276	424,538	652,359
Capital shares receivable	405,748	620,693	106,010
Interest and dividends receivable	768,449	141,760	62,745
Prepaid expenses and other assets	21,646	30,258	46,492

Total Assets	534,490,815	498,291,140	286,037,759

Liabilities:
Bank overdraft	—	265,926	—
Payable for securities purchased	415,218	654,687	1,830,666
Capital shares payable	212,906	59,051	90,525
Dividends payable to shareholders	—	—	—
Payable to Trustees	622	457	302
Payable to Advisor	752,173	608,194	349,647
Accrued fund administration fees	20,626	18,796	10,500
Accrued expenses and other liabilities	255,537	101,552	99,257
Foreign capital gains taxes payable	—	454,394	33,876

Total Liabilities	1,657,082	2,163,057	2,414,773

Net Assets	$532,833,733	$496,128,083	$283,622,986

Net Assets Consist of:
Capital stock	$1,481,090	$503,095	$740,704
Paid-in-capital in excess of par	374,160,946	257,831,005	175,389,226
Distributable earnings (accumulated loss)	157,191,697	237,793,983	107,493,056

Net Assets	$532,833,733	$496,128,083	$283,622,986

Net Assets
Investor Class	240,488,741	496,128,083	283,622,986
Institutional Class	292,344,992	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	67,241,706	50,309,523	74,070,425
Institutional Class	80,867,284	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$3.58	$9.86	$3.83

Institutional Class	$3.62	$—	$—

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2018

SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

$1,123,595,263	$324,286,854	$200,681,873	$339,846,018
—	—	—	—
26,729,494	8,769,310	29,580,653	503,311

$1,150,324,757	$333,056,164	$230,262,526	$340,349,329

$1,870,187,903	$431,255,086	$267,633,430	$302,398,167
—	—	—	—
26,729,494	8,769,310	29,580,653	503,311

1,896,917,397	440,024,396	297,214,083	302,901,478
1,864,901	32,112	—	—
—	2	254,670	—
165,076	3,126,562	4,870,448	—
642,624	126,912	1,443,189	107,552
193,635	260,947	13,961	761,068
51,981	27,857	37,559	26,935

1,899,835,614	443,598,788	303,833,910	303,797,033

—	—	—	—
3,033,117	3,884,723	5,597,534	—
9,749,843	24,825	150,244	314,734
—	—	—	144,716
2,107	484	180	399
1,557,522	357,986	231,857	128,031
79,332	16,964	8,899	12,299
421,183	117,731	84,480	91,430
—	41,263	198,767	—

14,843,104	4,443,976	6,271,961	691,609

$1,884,992,510	$439,154,812	$297,561,949	$303,105,424

$340,157	$514,001	$107,494	$198,571
763,067,524	302,903,639	212,928,227	357,184,306
1,121,584,829	135,737,172	84,526,228	(54,277,453)

$1,884,992,510	$439,154,812	$297,561,949	$303,105,424

1,170,808,786	347,298,125	297,561,949	303,105,424
714,183,724	91,856,687	—	—

21,172,759	40,695,958	10,749,401	19,857,131
12,842,927	10,704,102	—	—

$55.30	$8.53	$27.68	$15.26

$55.61	$8.58	$—	$—

WASATCH FUNDS

Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$103,895	$6,422	$1,333
Dividends[1]
Unaffiliated issuers	9,708,223	1,293,230	394,598

Total investment income	9,812,118	1,299,652	395,931

Expenses:
Investment advisory fees	18,641,896	3,202,849	468,942
Shareholder servicing fees — Investor Class	1,430,096	398,303	37,749
Shareholder servicing fees — Institutional Class	16,517	2,654	3,635
Fund administration fees	302,372	41,691	7,632
Fund accounting fees	181,122	48,331	25,524
Reports to shareholders — Investor Class	152,375	46,083	9,577
Reports to shareholders — Institutional Class	33,299	4,971	3,573
Custody fees	74,497	312,050	60,190
Federal and state registration fees — Investor Class	48,831	40,832	14,761
Federal and state registration fees — Institutional Class	44,107	17,052	17,014
Legal fees	125,701	18,406	3,596
Trustees’ fees	238,429	35,393	6,509
Interest	55,471	26,448	5,211
Audit fees	34,552	33,802	33,802
Other expenses	168,946	126,705	29,697

Total expenses before reimbursement	21,548,211	4,355,570	727,412
Reimbursement of expenses by Advisor	(127,888)	(29,308)	(113,133)

Net Expenses	21,420,323	4,326,262	614,279

Net Investment Income (Loss)	(11,608,205)	(3,026,610)	(218,348)

Realized Gain (Loss):
Investments sold	181,997,805	24,317,317	4,521,052
Foreign currency transactions	12,643	(125,603)	(26,711)
Options written	—	—	—
Foreign capital gains taxes	(1)	(1,147,276)	(63,752)

Net realized gain	182,010,447	23,044,438	4,430,589

Change in Unrealized Appreciation (Depreciation):
Investments	277,713,931	(22,166,417)	(4,439,194)
Foreign currency translations	—	(3,717)	(1,717)
Deferred foreign capital gains taxes	(266,385)	96,788	16,761

Net change in unrealized appreciation (depreciation)	277,447,546	(22,073,346)	(4,424,150)

Net gain (loss) on investments	459,457,993	971,092	6,439

Net Increase (Decrease) in Net Assets Resulting from Operations	$447,849,788	$(2,055,518)	$(211,909)

[1]	Net of $0, $0, $33,214, $874,927, $149,900, $40,867, $506,334 and $1,594,541 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

SEPTEMBER 30, 2018

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$15,401	$5,699	$6,006	$27,917	$120,709

9,126,623	2,905,117	867,654	5,495,693	23,194,731

9,142,024	2,910,816	873,660	5,523,610	23,315,440

10,288,820	2,718,368	1,420,602	1,518,322	19,628,699
506,197	392,539	106,742	237,155	709,502
7,702	2,364	2,300	1,848	12,649
101,612	26,278	18,474	27,482	255,513
87,913	39,009	38,172	34,834	171,608
53,439	44,801	16,530	36,834	73,040
19,097	3,916	3,652	4,284	74,252
531,943	311,488	36,142	28,145	477,845
27,717	23,104	18,838	21,761	28,911
25,906	17,676	12,457	13,449	29,597
45,972	12,834	8,053	11,812	111,058
92,225	26,741	15,138	24,960	215,454
42,933	34,855	7,787	5,347	52,371
29,768	33,512	33,802	46,036	33,802
132,273	31,709	33,928	19,071	125,216

11,993,517	3,719,194	1,772,617	2,031,340	21,999,517
(142,830)	(207,438)	(30,562)	(171,111)	(11,472)

11,850,687	3,511,756	1,742,055	1,860,229	21,988,045

(2,708,663)	(600,940)	(868,395)	3,663,381	1,327,395

61,796,626	44,076,086	16,504,325	21,660,111	174,803,636
(391,220)	(350,292)	(27,135)	(93,240)	(431,708)
—	—	—	41,716	—
(295,014)	(347,403)	(109,835)	—	—

61,110,392	43,378,391	16,367,355	21,608,587	174,371,928

(96,289,740)	(50,847,979)	5,121,732	(10,074,059)	5,246,665
(66,759)	(1,308,342)	(3,667)	14,895	(50,143)
194,004	491,960	158,015	—	351,937

(96,162,495)	(51,664,361)	5,276,080	(10,059,164)	5,548,459

(35,052,103)	(8,285,970)	21,643,435	11,549,423	179,920,387

$(37,760,766)	$(8,886,910)	$20,775,040	$15,212,804	$181,247,782

WASATCH FUNDS

Statements of Operations (continued)

	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND

Investment Income:
Interest	$45,576	$42,395	$39,887
Dividends[1]
Unaffiliated issuers	5,484,013	1,429,926	2,111,550

Total investment income	5,529,589	1,472,321	2,151,437

Expenses:
Investment advisory fees	9,053,921	5,802,242	3,790,512
Shareholder servicing fees — Investor Class	491,594	193,219	288,482
Shareholder servicing fees — Institutional Class	158,191	—	—
Fund administration fees	84,178	62,762	41,066
Fund accounting fees	83,629	54,584	46,599
Reports to shareholders — Investor Class	55,004	27,003	40,237
Reports to shareholders — Institutional Class	45,772	—	—
Custody fees	262,028	58,806	35,180
Federal and state registration fees — Investor Class	23,457	25,730	27,358
Federal and state registration fees — Institutional Class	18,700	—	—
Legal fees	36,733	25,257	17,544
Trustees’ fees	71,945	47,158	33,004
Interest	15,643	11,224	7,445
Audit fees	30,966	31,202	35,952
Other expenses	109,990	43,932	41,169

Total expenses before reimbursement	10,541,751	6,383,119	4,404,548
Reimbursement of expenses by Advisor	(26,065)	—	—

Net Expenses	10,515,686	6,383,119	4,404,548

Net Investment Income (Loss)	(4,986,097)	(4,910,798)	(2,253,111)

Realized Gain (Loss):
Investments sold	11,972,544	91,829,653	31,140,480
Foreign currency transactions	(199,460)	2,063	(24,549)
Foreign capital gains taxes	(679,936)	—	(74,671)

Net realized gain (loss)	11,093,148	91,831,716	31,041,260

Change in Unrealized Appreciation (Depreciation):
Investments	44,069,784	39,545,079	14,906,506
Foreign currency translations	2,303	(810)	(1,681)
Deferred foreign capital gains taxes	608,007	(454,394)	7,939

Net change in unrealized appreciation (depreciation)	44,680,094	39,089,875	14,912,764

Net gain (loss) on investments	55,773,242	130,921,591	45,954,024

Net Increase (Decrease) in Net Assets Resulting from Operations	$50,787,145	$126,010,793	$43,700,913

[1]	Net of $595,322, $43,449, $39,038, $4,814, $0, $3,424 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

SEPTEMBER 30, 2018

SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

$145,915	$18,041	$37,215	$9,335,645

6,192,911	5,998,853	340,778	—

6,338,826	6,016,894	377,993	9,335,645

17,594,474	4,044,519	1,578,440	1,650,676
1,366,879	351,380	166,699	338,098
13,353	3,228	—	—
286,109	65,757	25,537	53,771
174,453	52,852	32,101	35,567
111,266	39,914	24,376	38,770
97,088	7,979	—	—
182,070	15,466	11,959	9,997
34,753	27,082	21,079	37,611
26,027	19,326	—	—
122,969	28,326	10,605	24,145
240,034	54,466	16,969	48,801
55,535	11,970	4,204	10,728
59,633	37,225	32,832	31,202
171,031	46,376	28,380	30,266

20,535,674	4,805,866	1,953,181	2,309,632
(233,239)	(50,294)	—	—

20,302,435	4,755,572	1,953,181	2,309,632

(13,963,609)	1,261,322	(1,575,188)	7,026,013

423,030,426	38,334,585	23,738,317	(1,506,576)
(24,421)	5,952	604	—
—	—	—	—

423,006,005	38,340,537	23,738,921	(1,506,576)

121,557,014	14,405,512	32,674,337	(20,060,898)
252	—	(333)	—
—	(41,263)	(198,767)	—

121,557,266	14,364,249	32,475,237	(20,060,898)

544,563,271	52,704,786	56,214,158	(21,567,474)

$530,599,662	$53,966,108	$54,638,970	$(14,541,461)

WASATCH FUNDS

Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Operations:
Net investment loss	$(11,608,205)	$(10,825,622)	$(3,026,610)	$(1,291,008)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	182,010,447	76,972,163	23,044,438	337,887
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	277,447,546	186,468,265	(22,073,346)	26,464,287

Net increase (decrease) in net assets resulting from operations	447,849,788	252,614,806	(2,055,518)	25,511,166

Distributions to shareholders from distributable earnings
Investor Class1 2	(74,038,213)	(1,693,023)	(6,742,776)	(681,183)
Institutional Class3 4	(25,182,119)	(559,771)	(754,072)	(138,465)

Capital share transactions:
Investor Class
Shares sold	358,201,529	158,213,538	102,505,750	173,266,065
Shares issued to holders in reinvestment of dividends	72,335,682	1,656,949	6,714,681	675,573
Shares redeemed	(315,840,657)	(224,407,684)	(125,799,692)	(58,350,522)
Redemption fees	44,161	18,973	102,468	197,218

Net increase (decrease)	114,740,715	(64,518,224)	(16,476,793)	115,788,334

Institutional Class
Shares sold	310,116,006	136,598,360	27,917,185	21,762,904
Shares issued to holders in reinvestment of dividends	24,509,684	533,314	754,071	63,166
Shares redeemed	(92,409,153)	(62,595,979)	(7,140,599)	(12,400,532)
Redemption fees	21,866	7,603	391	11,033

Net increase (decrease)	242,238,403	74,543,298	21,531,048	9,436,571

Total increase (decrease) in net assets	705,608,574	260,387,086	(4,498,111)	149,916,423

Net assets:
Beginning of period	1,594,247,591	1,333,860,505	231,688,499	81,772,076

End of period	$2,299,856,165	$1,594,247,591	$227,190,388	$231,688,499

Capital share transactions — shares:
Investor Class
Shares sold	4,751,145	2,604,740	23,579,153	45,211,975
Shares issued to holders in reinvestment of dividends	1,057,230	28,319	1,522,603	229,008
Shares redeemed	(4,300,532)	(3,700,842)	(29,275,298)	(15,673,561)

Net increase (decrease) in shares outstanding	1,507,843	(1,067,783)	(4,173,542)	29,767,422

Institutional Class
Shares sold	4,089,089	2,250,747	6,380,519	5,981,814
Shares issued to holders in reinvestment of dividends	355,987	9,075	169,836	21,340
Shares redeemed	(1,246,310)	(1,003,821)	(1,651,902)	(3,087,664)

Net increase (decrease) in shares outstanding	3,198,766	1,256,001	4,898,453	2,915,490

[1]	For the year ended September 30, 2017, dividends paid from net investment income were $0, $0, $0, $0 and $0, respectively.

[2]	For the year ended September 30, 2017, dividends paid from net realized gains were $(1,693,023), $(681,183), $0, $0 and $0, respectively.

[3]	For the year ended September 30, 2017, dividends paid from net investment income were $(131,773), $0, $0, $0 and $0, respectively.

[4]	For the year ended September 30, 2017, dividends paid from net realized gains were $(427,998), $(138,465), $0, $0 and $0, respectively.

See Notes to Financial Statements.

SEPTEMBER 30, 2018

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$(218,348)	$(70,308)	$(2,708,663)	$(2,494,433)	$(600,940)	$(1,473,195)
4,430,589	(569,305)	61,110,392	71,270,719	43,378,391	(8,115,718)
(4,424,150)	5,667,067	(96,162,495)	(9,352,461)	(51,664,361)	2,787,356

(211,909)	5,027,454	(37,760,766)	59,423,825	(8,886,910)	(6,801,557)

—	—	—	—	—	—
—	—	—	—	—	—

2,193,564	5,170,460	45,521,661	71,727,934	8,969,259	50,572,101
—	—	—	—	—	—
(3,946,229)	(3,358,306)	(131,435,723)	(390,658,618)	(99,486,901)	(329,333,843)
399	4,694	3,298	14,789	3,549	8,464

(1,752,266)	1,816,848	(85,910,764)	(318,915,895)	(90,514,093)	(278,753,278)

5,746,471	4,104,118	78,307,626	148,425,692	2,740,953	17,267,589
—	—	—	—	—	—
(4,188,806)	(5,462,642)	(71,984,206)	(80,570,428)	(23,112,008)	(111,498,183)
7	1,073	54,542	1,856	35	712

1,557,672	(1,357,451)	6,377,962	67,857,120	(20,371,020)	(94,229,882)

(406,503)	5,486,851	(117,293,568)	(191,634,950)	(119,772,023)	(379,784,717)

44,141,635	38,654,784	643,725,892	835,360,842	197,764,233	577,548,950

$43,735,132	$44,141,635	$526,432,324	$643,725,892	$77,992,210	$197,764,233

199,186	533,891	14,614,067	27,967,821	3,178,358	20,091,652
—	—	—	—	—	—
(358,486)	(363,175)	(42,517,719)	(150,247,286)	(36,982,253)	(130,050,975)

(159,300)	170,716	(27,903,652)	(122,279,465)	(33,803,895)	(109,959,323)

507,748	414,375	25,231,531	53,895,941	942,852	6,898,616
—	—	—	—	—	—
(370,942)	(561,923)	(23,196,088)	(29,814,247)	(8,004,076)	(44,682,757)

136,806	(147,548)	2,035,443	24,081,694	(7,061,224)	(37,784,141)

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		GLOBAL VALUE FUND
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Operations:
Net investment income (loss)	$(868,395)	$(1,208,416)	$3,663,381	$3,607,580
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	16,367,355	10,511,340	21,566,871	25,170,035
Net realized gain on options written	—	—	41,716	99,363
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	5,276,080	3,438,339	(10,059,164)	(810,916)

Net increase in net assets resulting from operations	20,775,040	12,741,263	15,212,804	28,066,062

Distributions to shareholders from distributable earnings
Investor Class1 2	(10,116,438)	(7,751,937)	(25,233,408)	(9,970,859)
Institutional Class3 4	(782,771)	(417,462)	(720,421)	(139,356)

Capital share transactions:
Investor Class
Shares sold	22,249,432	9,564,866	7,657,799	7,997,702
Shares issued to holders in connection with acquisition	—	—	39,139,789	—
Shares issued to holders in reinvestment of dividends	10,031,552	7,688,280	25,041,958	9,870,606
Shares redeemed	(26,188,981)	(76,357,387)	(44,302,978)	(49,536,033)
Redemption fees	4,814	3,721	1,397	1,840

Net increase (decrease)	6,096,817	(59,100,520)	27,537,965	(31,665,885)

Institutional Class
Shares sold	7,932,736	1,731,118	608,303	4,408,174
Shares issued to holders in connection with acquisition	—	—	5,168,422	—
Shares issued to holders in reinvestment of dividends	653,577	338,803	715,126	137,747
Shares redeemed	(802,638)	(837,522)	(1,186,958)	(3,793,616)
Redemption fees	—	—	316	1,100

Net increase	7,783,675	1,232,399	5,305,209	753,405

Total increase (decrease) in net assets	23,756,323	(53,296,257)	22,102,149	(12,956,633)

Net assets:
Beginning of period	102,996,697	156,292,954	180,323,461	193,280,094

End of period	$126,753,020	$102,996,697	$202,425,610	$180,323,461

Capital share transactions — shares:
Investor Class
Shares sold	5,630,302	2,822,944	847,365	843,060
Shares issued to holders in connection with acquisition	—	—	4,198,411	—
Shares issued to holders in reinvestment of dividends	2,725,965	2,606,197	2,818,313	1,045,628
Shares redeemed	(6,742,741)	(22,787,072)	(4,812,767)	(5,213,402)

Net increase (decrease) in shares outstanding	1,613,526	(17,357,931)	3,051,322	(3,324,714)

Institutional Class
Shares sold	2,002,122	515,951	66,961	460,307
Shares issued to holders in connection with acquisition	—	—	554,971	—
Shares issued to holders in reinvestment of dividends	177,603	114,848	80,502	14,478
Shares redeemed	(205,199)	(246,570)	(129,575)	(409,841)

Net increase in shares outstanding	1,974,526	384,229	572,859	64,944

[1]	For the year ended September 30, 2017, dividends paid from net investment income were $(141,725), $(3,557,468), $0, $0 and $(194,392), respectively.

[2]	For the year ended September 30, 2017, dividends paid from net realized gains were $(7,610,212), $(6,413,391), $(29,626,224), $0 and $(22,635,465), respectively.

[3]	For the year ended September 30, 2017, dividends paid from net investment income were $(20,477), $(75,697), $(393,058), $0 and $0, respectively.

[4]	For the year ended September 30, 2017, dividends paid from net realized gains were $(396,985), $(63,659), $(17,283,293), $0 and $0, respectively.

See Notes to Financial Statements.

SEPTEMBER 30, 2018

INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND		MICRO CAP FUND
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$1,327,395	$(3,106,494)	$(4,986,097)	$(4,032,634)	$(4,910,798)	$(3,976,227)
174,371,928	32,278,787	11,093,148	76,542,399	91,831,716	39,173,711
—	—	—	—	—	—
5,548,459	126,910,430	44,680,094	(41,137,947)	39,089,875	28,515,635

181,247,782	156,082,723	50,787,145	31,371,818	126,010,793	63,713,119

(21,443,568)	(29,626,224)	(17,973,730)	—	(44,480,704)	(22,829,857)
(19,841,666)	(17,676,351)	(16,042,894)	—	—	—

91,347,750	106,544,800	18,056,611	244,935,438	136,695,602	8,493,440
—	—	—	—	—	—
20,391,366	28,617,516	17,102,675	—	41,927,060	21,444,591
(236,312,491)	(330,404,896)	(68,604,554)	(503,406,532)	(75,674,016)	(36,929,156)
6,992	16,380	1,351	13,213	66,098	190

(124,566,383)	(195,226,200)	(33,443,917)	(258,457,881)	103,014,744	(6,990,935)

273,956,806	219,622,439	84,972,195	81,335,149	—	—
—	—	—	—	—	—
18,746,866	16,749,716	12,562,516	—	—	—
(203,784,419)	(142,642,997)	(48,703,591)	(33,966,318)	—	—
381	5,704	1,905	3,525	—	—

88,919,634	93,734,862	48,833,025	47,372,356	—	—

104,315,799	7,288,810	32,159,629	(179,713,707)	184,544,833	33,892,327

1,461,472,922	1,454,184,112	500,674,104	680,387,811	311,583,250	277,690,923

$1,565,788,721	$1,461,472,922	$532,833,733	$500,674,104	$496,128,083	$311,583,250

2,553,941	3,614,830	5,128,419	78,958,491	15,566,533	1,187,956
—	—	—	—	—	—
595,542	1,081,948	4,957,297	—	5,459,253	3,309,350
(6,660,899)	(10,993,871)	(19,470,757)	(161,991,381)	(8,577,892)	(5,256,054)

(3,511,416)	(6,297,093)	(9,385,041)	(83,032,890)	12,447,894	(758,748)

7,763,822	7,190,613	23,864,087	25,860,622	—	—
—	—	—	—	—	—
546,715	633,020	3,609,918	—	—	—
(5,638,547)	(4,615,613)	(13,694,830)	(10,875,848)	—	—

2,671,990	3,208,020	13,779,175	14,984,774	—	—

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Operations:
Net investment income (loss)	$(2,253,111)	$(1,541,548)	$(13,963,609)	$(14,311,581)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	31,041,260	19,891,004	423,006,005	147,279,152
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	14,912,764	22,157,781	121,557,266	97,387,849

Net increase (decrease) in net assets resulting from operations	43,700,913	40,507,237	530,599,662	230,355,420

Distributions to shareholders from distributable earnings
Investor Class1 2	(17,823,539)	(3,065,003)	(123,041,326)	(114,348,061)
Institutional Class3 4	—	—	(54,835,253)	(29,795,156)

Capital share transactions:
Investor Class
Shares sold	76,281,206	29,303,153	103,483,962	101,783,116
Shares issued to holders in reinvestment of dividends	17,525,660	3,005,231	119,583,666	111,807,878
Shares redeemed	(52,176,052)	(32,783,681)	(460,000,362)	(631,140,322)
Redemption fees	27,574	3,915	12,208	21,451

Net increase (decrease)	41,658,388	(471,382)	(236,920,526)	(417,527,877)

Institutional Class
Shares sold	—	—	218,762,228	231,976,705
Shares issued to holders in reinvestment of dividends	—	—	51,205,368	27,104,939
Shares redeemed	—	—	(191,739,249)	(119,228,883)
Redemption fees	—	—	16,558	7,043

Net increase	—	—	78,244,905	139,859,804

Total increase (decrease) in net assets	67,535,762	36,970,852	194,047,462	(191,455,870)

Net assets:
Beginning of period	216,087,224	179,116,372	1,690,945,048	1,882,400,918

End of period	$283,622,986	$216,087,224	$1,884,992,510	$1,690,945,048

Capital share transactions — shares:
Investor Class
Shares sold	21,640,833	9,461,106	2,095,912	2,390,725
Shares issued to holders in reinvestment of dividends	5,109,522	1,029,189	2,752,847	2,797,995
Shares redeemed	(14,782,849)	(10,751,970)	(9,540,169)	(14,822,528)

Net increase (decrease) in shares outstanding	11,967,506	(261,675)	(4,691,410)	(9,633,808)

Institutional Class
Shares sold	—	—	4,404,164	5,418,588
Shares issued to holders in reinvestment of dividends	—	—	1,173,359	676,777
Shares redeemed	—	—	(3,812,497)	(2,764,509)

Net increase in shares outstanding	—	—	1,765,026	3,330,856

[1]	For the year ended September 30, 2017, dividends paid from net investment income were $(119,575), $0, $(204,563), $(520,867) and $(7,013,012), respectively.

[2]	For the year ended September 30, 2017, dividends paid from net realized gains were $(2,945,428), $(114,348,061), $0, $(9,189,783) and $(23,928,558), respectively.

[3]	For the year ended September 30, 2017, dividends paid from net investment income were $0, $0, $(86,356), $0, and $0, respectively.

[4]	For the year ended September 30, 2017, dividends paid from net realized gains were $0, $(29,795,156), $0, $0 and $0, respectively.

See Notes to Financial Statements.

SEPTEMBER 30, 2018

SMALL CAP VALUE FUND		ULTRA GROWTH FUND		U.S. TREASURY FUND
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$1,261,322	$209,668	$(1,575,188)	$(1,064,997)	$7,026,013	$7,051,224
38,340,537	27,358,515	23,738,921	11,892,472	(1,506,576)	(15,383,863)
14,364,249	33,444,326	32,475,237	9,619,447	(20,060,898)	(39,287,510)

53,966,108	61,012,509	54,638,970	20,446,922	(14,541,461)	(47,620,149)

(20,987,095)	(204,563)	(12,347,975)	(9,710,650)	(7,001,515)	(30,941,570)
(3,592,448)	(86,356)	—	—	—	—

43,736,056	58,194,449	165,853,614	4,951,716	81,723,309	172,273,407
20,420,605	197,942	12,027,369	9,435,416	6,519,228	29,434,378
(62,665,103)	(61,034,771)	(34,017,446)	(15,159,900)	(124,477,163)	(251,422,062)
5,767	8,744	41,794	215	17,262	130,945

1,497,325	(2,633,636)	143,905,331	(772,553)	(36,217,364)	(49,583,332)

44,009,151	25,348,797	—	—	—	—
3,561,193	85,869	—	—	—	—
(9,949,041)	(6,422,594)	—	—	—	—
171	299	—	—	—	—

37,621,474	19,012,371	—	—	—	—

68,505,364	77,100,325	186,196,326	9,963,719	(57,760,340)	(128,145,051)

370,649,448	293,549,123	111,365,623	101,401,904	360,865,764	489,010,815

$439,154,812	$370,649,448	$297,561,949	$111,365,623	$303,105,424	$360,865,764

5,320,230	8,126,959	6,439,623	254,111	5,144,647	10,519,433
2,565,403	27,919	583,853	538,244	407,089	1,897,444
(7,616,110)	(8,511,232)	(1,379,623)	(784,313)	(7,804,349)	(14,924,367)

269,523	(356,354)	5,643,853	8,042	(2,252,613)	(2,507,490)

5,233,966	3,512,510	—	—	—	—
445,149	12,060	—	—	—	—
(1,196,895)	(886,905)	—	—	—	—

4,482,220	2,637,665	—	—	—	—

WASATCH FUNDS

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/18	$67.44	(0.43)	18.30	17.87	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/16[16]	$57.83	(0.30)	6.09	5.79	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14)[9]	5.95	5.81	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Core Growth Fund — Institutional Class
Year ended 9/30/18	$67.81	(0.21)	18.29	18.08	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)	(0.09)	(0.12)
Year ended 9/30/16[16]	$57.99	(0.14)	6.03	5.89	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06 [9]	5.79	5.85	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Emerging India Fund — Investor Class
Year ended 9/30/18	$4.08	(0.06)	0.06	—	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/17	$3.39	0.02 [17]	0.70	0.72	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/16[16]	$3.07	(0.03)	0.39	0.36	—	[4]	—	(0.04)	(0.04)
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Emerging India Fund — Institutional Class
Year ended 9/30/18	$4.10	— [4]	— [4]	— [4]	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/17	$3.40	0.02 [17]	0.71	0.73	—	[4]	—	(0.03)	(0.03)
Period ended 9/30/1614 16	$2.82	(0.01)	0.59	0.58	—		—	—	—
Emerging Markets Select Fund — Investor Class
Year ended 9/30/18	$10.46	(0.09)	0.03	(0.06)	—	[4]	—	—	—
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—	—	—
Year ended 9/30/16[16]	$8.35	(0.05)	0.93	0.88	—	[4]	—	—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/18	$10.60	(0.04)	— [4]	(0.04)	—	[4]	—	—	—
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—	—	—
Year ended 9/30/16[16]	$8.41	0.04	0.87	0.91	—		—	—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)	—	(0.05)
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Emerging Markets Small Cap Fund — Investor Class
Year ended 9/30/18	$2.99	(0.03)	(0.18)	(0.21)	—	[4]	—	—	—
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—	—	—
Year ended 9/30/16[16]	$2.39	(0.04)	0.32	0.28	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Emerging Markets Small Cap Fund — Institutional Class
Year ended 9/30/18	$3.00	(0.01)	(0.20)	(0.21)	—	[4]	—	—	—
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—	—	—
Period ended 9/30/1614 16	$2.31	(—)[4]	0.36	0.36	—		—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Year ended 9/30/18	$2.75	(0.11)	(0.13)	(0.24)	—	[4]	—	—	—
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—	—	—
Year ended 9/30/16[16]	$2.77	0.02	(0.16)	(0.14)	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
Frontier Emerging Small Countries Fund — Institutional Class
Year ended 9/30/18	$2.76	(0.04)	(0.19)	(0.23)	—	[4]	—	—	—
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—	—	—
Period ended 9/30/1614 16	$2.58	0.02	0.04	0.06	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$81.04	27.66	1.18	5 8	1.18	5 8	(0.66)	(0.66)	$1,577,554	27%
$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%
$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%
$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[9]	(0.29)[9]	$1,014,515	39%
$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%

$81.62	27.82	1.06	5 8	1.08	5 8	(0.53)	(0.55)	$722,302	27%
$67.81	18.87	1.05	[5]	1.10	[5]	(0.63)	(0.67)	$383,159	26%
$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%
$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[9]	(0.30)[9]	$150,614	39%
$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%

$3.95	(0.33)	1.71	6 7	1.71	6 7	(1.22)	(1.22)	$184,733	48%
$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%
$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%
$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%
$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%

$3.97	(0.33)	1.51	6 8	1.60	6 8	(0.93)	(1.02)	$42,457	48%
$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%
$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$10.40	(0.57)	1.51	6 8	1.76	6 8	(0.67)	(0.92)	$13,520	44%
$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%
$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%
$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%
$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%

$10.56	(0.38)	1.21	6 8	1.45	6 8	(0.36)	(0.60)	$30,215	44%
$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%
$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%
$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%
$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%

$2.78	(7.02)	1.96	6 7	1.98	6 7	(0.51)	(0.53)	$285,540	40%
$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%
$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%
$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%
$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%

$2.79	(7.00)	1.82	6 7	1.84	6 7	(0.33)	(0.35)	$240,892	40%
$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	58%
$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

$2.51	(8.73)	2.22	6 7	2.36	6 7	(0.39)	(0.53)	$57,406	42%
$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%
$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%
$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%
$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%

$2.53	(8.33)	2.02	6 8	2.11	6 8	(0.30)	(0.39)	$20,586	42%
$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%
$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Global Opportunities Fund — Investor Class
Year ended 9/30/18	$3.76	(0.03)	0.77	0.74	—	[4]	—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[16]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Global Opportunities Fund — Institutional Class
Year ended 9/30/18	$3.76	(0.02)	0.77	0.75	—		—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Period ended 9/30/1614 16	$3.09	(—)[4]	0.43	0.43	—		—	—	—
Global Value Fund — Investor Class
Year ended 9/30/18	$9.93	0.19	0.65 [18]	0.84	—	[4]	(0.19)	(1.29)	(1.48)
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Year ended 9/30/16[16]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Global Value Fund — Institutional Class
Year ended 9/30/18	$9.92	0.20	0.66 [18]	0.86	—	[4]	(0.20)	(1.30)	(1.50)
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Year ended 9/30/16[16]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
International Growth Fund — Investor Class
Year ended 9/30/18	$33.84	(—)[4]	4.04	4.04	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
Year ended 9/30/16[16]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
International Growth Fund — Institutional Class
Year ended 9/30/18	$33.88	0.06	4.02	4.08	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/1614 16	$28.46	0.01	2.99	3.00	—	[4]	—	—	—
International Opportunities Fund — Investor Class
Year ended 9/30/18	$3.47	(0.05)	0.40	0.35	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—	—	—
Year ended 9/30/16[16]	$2.74	(0.01)	0.61	0.60	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
International Opportunities Fund — Institutional Class
Year ended 9/30/18	$3.50	(0.03)	0.39	0.36	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—	—	—
Period ended 9/30/1614 16	$2.71	0.01	0.51	0.52	—	[4]	—	—	—
Micro Cap Fund
Year ended 9/30/18	$8.23	(0.08)	2.88	2.80	—	[4]	—	(1.17)	(1.17)
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)	(0.59)	(0.60)
Year ended 9/30/16[16]	$7.21	(0.08)	1.15	1.07	—	[4]	—	(1.09)	(1.09)
Year ended 9/30/15	$7.36	(0.08)[10]	0.28	0.20	—	[4]	— [4]	(0.35)	(0.35)
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—
Micro Cap Value Fund
Year ended 9/30/18	$3.48	(0.03)	0.65	0.62	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	— [4]	(0.05)	(0.05)
Year ended 9/30/16[16]	$2.87	(0.02)	0.34	0.32	—	[4]	—	(0.32)	(0.32)
Year ended 9/30/15	$3.02	(0.02)[11]	0.31	0.29	—	[4]	—	(0.44)	(0.44)
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	(0.57)
See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$4.09	20.75	1.55	6 8	1.55	6 8	(0.78)	(0.78)	$110,874	40%
$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%
$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%
$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%
$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%

$4.10	21.04	1.36	6 8	1.66	6 8	(0.57)	(0.86)	$15,879	40%
$3.76	16.92	1.36	[6]	1.93	[6]	(0.85)	(1.41)	$7,149	27%
$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

$9.29	9.56 [18]	1.11	5 8	1.19	5 8	2.17	2.08	$192,811	72%
$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%
$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%
$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%
$12.69	11.78	1.11	5 7	1.12	5 7	1.38	1.37	$409,169	53%

$9.28	9.61 [18]	0.95	5 8	1.58	5 8	2.39	1.76	$9,615	72%
$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%
$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%
$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%
$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%

$36.95	12.13	1.45	5 8	1.45	5 8	0.01	0.01	$748,847	44%
$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%
$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%
$27.88	4.83	1.50	[5]	1.50	[5]	(0.32)	(0.32)	$1,316,095	46%
$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%

$37.03	12.24	1.35	5 8	1.36	5 8	0.16	0.16	$816,942	44%
$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%
$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

$3.58	10.45	2.10	5 7	2.10	5 7	(1.07)	(1.07)	$240,489	36%
$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%
$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%
$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%
$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%

$3.62	10.66	1.96	5 7	1.97	5 7	(0.86)	(0.87)	$292,345	36%
$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%
$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

$9.86	38.04	1.65	5 8	1.65	5 8	(1.27)	(1.27)	$496,128	54%
$8.23	25.10	1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%
$7.19	16.04	1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%
$7.21	2.45	1.90	[5]	1.90	[5]	(0.85)[10]	(0.85)[10]	$273,311	31%
$7.36	(0.81)	1.97		1.97		(1.67)	(1.67)	$293,815	26%

$3.83	18.84	1.74	5 8	1.74	5 8	(0.89)	(0.89)	$283,623	69%
$3.48	23.29	1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%
$2.87	12.04	1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%
$2.87	9.99	1.96	[6]	2.02	[6]	(0.55)[11]	(0.61)[11]	$154,169	53%
$3.02	3.26	2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Growth Fund — Investor Class
Year ended 9/30/18	$45.72	(0.54)	15.19	14.65	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—	(3.51)	(3.51)
Year ended 9/30/16[16]	$45.97	(0.47)	5.65	5.18	—	[4]	—	(7.63)	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—	(4.81)	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	(1.68)
Small Cap Growth Fund — Institutional Class
Year ended 9/30/18	$45.89	(0.31)	15.10	14.79	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—	(3.51)	(3.51)
Period ended 9/30/1614 16	$37.58	(0.07)	6.07	6.00	—	[4]	—	—	—
Small Cap Value Fund — Investor Class
Year ended 9/30/18	$7.94	0.02	1.10	1.12	—	[4]	(0.01)	(0.52)	(0.53)
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—
Year ended 9/30/16[16]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.69	0.05 [12]	0.12	0.17	—	[4]	—	—	—
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—
Small Cap Value Fund — Institutional Class
Year ended 9/30/18	$7.98	0.04	1.10	1.14	—	[4]	(0.02)	(0.52)	(0.54)
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/16[16]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.72	0.05 [12]	0.11	0.16	—	[4]	—	—	—
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—
Ultra Growth Fund
Year ended 9/30/18	$21.81	— [4]	8.31	8.31	—	[4]	(0.10)	(2.34)	(2.44)
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	(2.00)
Year ended 9/30/16[16]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	(1.64)
U.S. Treasury Fund
Year ended 9/30/18	$16.32	0.35	(1.07)	(0.72)	—	[4]	(0.34)	—	(0.34)
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	(1.67)
Year ended 9/30/16[16]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	(1.23)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	(0.38)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	(0.45)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$55.30	35.08	1.20	5 8	1.20	5 8	(0.84)	(0.84)	$1,170,809	36%
$45.72	14.29	1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%
$43.52	11.87	1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%
$45.97	0.39	1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%
$50.25	1.09	1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%

$55.61	35.27	1.06	5 7	1.10	5 7	(0.70)	(0.74)	$714,184	36%
$45.89	14.54	1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%
$43.58	15.97	1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

$8.53	14.54	1.20	5 8	1.20	5 8	0.29	0.29	$347,298	46%
$7.94	20.20	1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%
$6.61	13.37	1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%
$5.86	2.99	1.21	[5]	1.21	[5]	0.82 [12]	0.82 [12]	$257,655	57%
$5.69	11.13	1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%

$8.58	14.78	1.06	5 8	1.13	5 8	0.43	0.35	$91,857	46%
$7.98	20.28	1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%
$6.65	13.54	1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%
$5.88	2.97	1.15	[5]	1.20	[5]	0.92 [12]	0.87 [12]	$18,941	57%
$5.72	11.28	1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%

$27.68	41.97	1.24	5 8	1.24	5 8	(1.00)	(1.00)	$297,562	44%
$21.81	22.13	1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%
$19.89	20.08	1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%
$18.06	4.02	1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%
$23.67	2.66	1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%

$15.26	(4.47)	0.70	5 8	0.70	5 8	2.13	2.13	$303,105	6%
$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%
$19.86	15.49	0.69	5 15	0.73	[5]	1.97 [15]	1.93	$489,011	59%
$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%
$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%

WASATCH FUNDS	SEPTEMBER 30, 2018

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]	Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]

Investment income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)	Net Investment Income (Loss) Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	(0.58)	(0.58)
Core Growth Fund — Institutional Class	(0.59)	(0.60)

[10]

Investment income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.40)%.

[11]

Investment income per share reflects a large, non-recurring dividend which amounted to $0.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income Before Waivers and Reimbursements.

[12]

Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)	Net Investment Income (Loss) Before Waivers and Reimbursements (%)
Small Cap Value Fund — Investor Class	(0.00)[13]	(0.00)[13]
Small Cap Value Fund — Institutional Class	0.10	0.05

[13]	Amount is less than 0.005%.

[14]	Institutional class inception date was February 1, 2016.

[15]	Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.

[16]

Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Related Party Transactions” “Custodian Out-of-Pocket Expense Reimbursement” in “Notes to Financial Statements”). Excluding this non-recurring reimbursement, the ratio of expenses to average net assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
Global Value Fund — Investor Class	1.10	1.17
Global Value Fund — Institutional Class	0.96	1.72
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Micro Cap Fund	1.92	1.92
Micro Cap Value Fund	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Ultra Growth Fund	1.34	1.34
U.S. Treasury Fund	0.69	0.73

[17]	Per share amounts do not correlate to amounts reported in the Statements of Operations due to timing of share activity.

[18]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.06 and $0.06 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, net realized and unrealized gains (losses) would have been $0.59 and $0.60 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, total return would have been 8.74% and 8.91% for the Investor Class and Institutional Class, respectively.

See Notes to Financial Statements.

WASATCH FUNDS	SEPTEMBER 30, 2018

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 15 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Value Fund (formerly Large Cap Value Fund), International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 11 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Value, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2018. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as realized gain or loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X is November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect on the financial statements of adopting the simplification rules will be limited to a change in disclosures at September 30, 2018.

WASATCH FUNDS

Notes to Financial Statements (continued)

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

Short Sales — The Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty

(i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

SEPTEMBER 30, 2018

5. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2018 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Purchases	$735,753,170	$123,230,316	$20,256,849	$245,562,463	$64,873,730
Sales	498,810,491	127,790,545	21,240,178	334,187,423	174,598,104

	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Purchases	$44,778,202	$120,891,932	$660,999,756	$182,121,890	$239,406,831
Sales	46,867,016	138,755,322	768,058,121	203,148,830	200,633,770

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund
Purchases	$177,942,685	$616,312,567	$194,537,882	$171,635,073
Sales	163,100,415	941,307,131	184,037,207	67,164,663

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $19,360,062 and $58,180,821, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2015. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of September 30, 2018, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Cost	$1,415,613,222	$198,452,994	$37,941,430	$422,099,933	$75,309,095

Gross appreciation	$884,589,135	$43,917,256	$8,357,728	$137,210,991	$8,053,527
Gross (depreciation)	(21,731,980)	(14,227,807)	(2,390,144)	(33,953,119)	(6,853,594)

Net appreciation	$862,857,155	$29,689,449	$5,967,584	$103,257,872	$1,199,933

	Global Opportunities Fund	Global Value Fund*	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Cost	$84,977,226	$181,438,669	$1,072,753,367	$378,796,613	$334,932,948

Gross appreciation	$45,674,289	$24,700,792	$527,824,055	$167,191,400	$168,044,690
Gross (depreciation)	(3,077,747)	(6,963,387)	(32,591,608)	(12,814,083)	(5,936,634)

Net appreciation	$42,596,542	$17,737,405	$495,232,447	$154,377,317	$162,108,056

WASATCH FUNDS

Notes to Financial Statements (continued)

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Cost	$202,854,059	$1,150,670,134	$333,557,198	$229,891,176	$340,349,329

Gross appreciation	$85,665,522	$782,501,584	$117,593,481	$74,448,657	$774,809
Gross (depreciation)	(3,358,432)	(36,254,321)	(11,126,283)	(7,125,750)	(38,222,660)

Net appreciation (depreciation)	$82,307,090	$746,247,263	$106,467,198	$67,322,907	$(37,447,851)

*	Does not include $3,407,882 of unrealized gain from acquired portfolio. See note 15 for further details regarding the reorganization.

The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies (PFICs), partnership adjustments and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2018 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Undistributed capital gains	$153,648,095	$15,619,783	$—	$48,977,361	$—

Accumulated earnings	153,648,095	15,619,783	—	48,977,361	—
Accumulated capital and other losses	(9,445,183)	(4,978,993)	(4,818,821)	(3,513,046)	(108,127,274)
Other undistributed ordinary losses	—	(45,771)	(57,584)	—	(44,022)
Net unrealized appreciation (depreciation)	862,444,808	27,237,814	5,804,950	103,193,126	(232,200)

Total accumulated earnings (accumulated losses)	$1,006,647,720	$37,832,833	$928,545	$148,657,441	$(108,403,496)

	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Undistributed ordinary income	$—	$365,474	$1,629,607	$—	$—
Undistributed capital gains	14,978,234	21,276,430	157,834,766	5,763,555	79,916,710

Accumulated earnings	14,978,234	21,641,904	159,464,373	5,763,555	79,916,710
Accumulated capital and other losses	(720,294)	(164,468,359)	—	(2,942,677)	(4,029,779)
Other undistributed ordinary losses	(4,412)	—	—	(3,030)	—
Net unrealized appreciation	42,541,613	17,750,642	495,181,492	154,373,849	161,652,746

Total accumulated earnings (accumulated losses)	$56,795,141	$(125,075,813)	$654,645,865	$157,191,697	$237,539,677

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Undistributed ordinary income	$57,411	$—	$—	$7,109,309	$204,605
Undistributed capital gains	25,164,784	385,976,895	31,718,786	10,293,112	—

Accumulated earnings	25,222,225	385,976,895	31,718,786	17,402,421	204,605
Accumulated capital and other losses	—	(10,640,221)	(2,407,550)	—	(16,889,491)
Other undistributed ordinary income/(losses)	—	—	—	—	(144,716)
Net unrealized appreciation (depreciation)	82,270,831	746,248,155	106,425,936	67,123,807	(37,447,851)

Total accumulated earnings (accumulated losses)	$107,493,056	$1,121,584,829	$135,737,172	$84,526,228	$(54,277,453)

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in two funds. The Global Value and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations. The reclassifications generally relate to the tax treatment of net operating losses, the netting of net operating loss to short-term gains, investment in REITs and partnerships, distribution reclassifications, foreign capital gains taxes, Section 988 currency gains and losses, PFICs, and non-REIT return of capital dividends. These reclassifications have no impact on the net asset values of the Funds.

SEPTEMBER 30, 2018

Accordingly, at September 30, 2018, reclassifications were recorded as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Increase (decrease) paid-in-capital in excess of par	$(5,435,404)	$—	$(112,879)	$(3,618,499)	$(3,609,278)
Increase (decrease) undistributed net investment income	10,344,317	2,289,720	38,189	3,367,695	3,465,269
Increase (decrease) undistributed net realized gain (loss)	(4,908,913)	(2,289,720)	74,690	250,804	144,009

	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Increase (decrease) paid-in-capital in excess of par	$(1,065,779)	$164,486,046	$1	$(3,079,196)	$(1,748,243)
Increase (decrease) undistributed net investment income	1,067,442	(64,204)	(436,507)	2,507,878	3,488,387
Increase (decrease) undistributed net realized gain (loss)	(1,663)	(164,421,842)	436,506	571,318	(1,740,144)

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Increase (decrease) paid-in-capital in excess of par	$(8,544)	$(5,194,387)	$(11)	$(8)	$—
Increase (decrease) undistributed net investment income	3,347,751	13,146,198	(747,781)	3,000,044	(947)
Increase (decrease) undistributed net realized gain (loss)	(3,339,207)	(7,951,811)	747,792	(3,000,036)	947

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital loss carryforwards as of September 30, 2018 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Emerging Markets Select Fund	$4,595,885	$—
Frontier Emerging Small Countries Fund	92,845,849	15,281,425
Global Value Fund*	24,394,990	140,073,369
U.S. Treasury Fund	11,360,448	5,529,043

*	The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the tax year ended September 30, 2018, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging Markets Select Fund	$4,355,751
Emerging Markets Small Cap Fund	11,373,715
Frontier Emerging Small Countries Fund	43,422,052

The Funds have elected to defer losses incurred from November 1, 2017 through September 30, 2018 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$9,445,183
Emerging India Fund	2,369,031	2,609,962
Emerging Markets Select Fund	—	222,936
Emerging Markets Small Cap Fund	—	3,513,046
Global Opportunities Fund	—	720,294
International Opportunities Fund	—	2,942,677
Micro Cap Fund	—	4,029,779
Small Cap Growth Fund	—	10,640,221
Small Cap Value Fund	2,338,541	69,009

WASATCH FUNDS

Notes to Financial Statements (continued)

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

2018	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$2,905,323	$—	$—	$—
Capital Gain	99,220,332	4,591,525	—	—	—

Total	$99,220,332	$7,496,848	$—	$—	$—

2018	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Ordinary Income	$—	$5,418,138	$—	$—	$—
Capital Gain	10,899,209	20,535,691	41,285,234	34,016,624	44,480,704

Total	$10,899,209	$25,953,829	$41,285,234	$34,016,624	$44,480,704

2018	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$1,077,165	$520,869	$7,001,515
Capital Gain	17,823,539	177,876,579	23,502,378	11,827,106	—

Total	$17,823,539	$177,876,579	$24,579,543	$12,347,975	$7,001,515

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

2017	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$—	$—	$—	$—
Capital Gain	2,252,794	819,648	—	—	—

Total	$2,252,794	$819,648	$—	$—	$—

2017	Global Opportunities Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Ordinary Income	$—	$3,653,028	$—	$—	$—
Capital Gain	8,169,399	6,457,187	47,302,575	—	22,829,857

Total	$8,169,399	$10,110,215	$47,302,575	$—	$22,829,857

2017	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$136,248	$—	$7,013,026
Capital Gain	3,065,003	144,143,218	154,671	9,710,650	23,928,544

Total	$3,065,003	$144,143,218	$290,919	$9,710,650	$30,941,570

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

EU Reclaims — In December of 2016, as a result of several court cases in certain countries across the European Union, the Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund and International Opportunities Fund filed tax reclaims for previously withheld taxes on dividends earned in Finland and Poland (EU Reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as dividend income in the Statements of Operations and related receivables, if any, are reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims and the potential timing of payment, no amounts are reflected in the financial statements.

SEPTEMBER 30, 2018

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2019 (with the exception of the Wasatch Global Value Fund, which has been extended through January 31, 2020). If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2019 or January 31, 2020 in the case of the Global Value Fund). The Funds may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Funds’ expense ratio, after repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. All amounts not recovered at the end of the period expire on January 31, 2019. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. The Wasatch Funds’ Board of Trustees determined that the costs of the Proxy Statement related to the identification and shareholder approval of Trustee Nominees were extraordinary expenses. In late October 2013, it was discovered that the Global Value Fund had a 12b-1 receivable on the books which dated back to 2008 prior to the conversion of the 1st Source Funds to Wasatch Funds. It was determined that the amount should be written off as an extraordinary expense and posted to other expenses. The balance for the Global Value Fund was $70,993. The impact of these write-offs is reflected in the Financial Highlights. Investment advisory fees and fees waived, if any, for the year ended September 30, 2018 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2019	$127,888
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2019	29,308
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2019	113,133
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2019	142,830
Frontier Emerging Small Countries Fund[1]	1.65%	2.15%	1.95%	1/31/2019	207,438
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2019	30,562
Global Value Fund	0.90%	1.10%	0.95%	1/31/2020	171,111
International Growth Fund	1.25%	1.75%	1.35%	1/31/2019	11,472
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2019	26,065
Micro Cap Fund	1.50%	1.95%	N/A	1/31/2019	—
Micro Cap Value Fund	1.50%	1.95%	N/A	1/31/2019	—
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2019	233,239
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2019	50,294
Ultra Growth Fund	1.00%	1.50%	N/A	1/31/2019	—
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2019	—

[1]	Effective January 31, 2018 the management fee was reduced from 1.75% to 1.65%.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year ended September 30, 2018, the Funds did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

In-Kind Transaction — In April 2017, the Wasatch International Opportunities Fund had a large in-kind redemption with an affiliated person. The transaction was effected consistent with the Funds’ Procedures for Effecting In-Kind Redemptions and was approved in advance by the Independent Trustees of the Wasatch Funds Trust.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2017, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $120,000 per year for services rendered and a fee of $24,000 for each Board of Trustees meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $24,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $30,000 a year as Chairman and $6,000 for attendance in person or telephonically at a Board meeting; the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive an additional $18,000 per year as Chairman and $3,600 for attendance in person or telephonically at a Board meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds.

WASATCH FUNDS

Notes to Financial Statements (continued)

Payments by Advisor — During the 2014 fiscal year, the Advisor paid certain audit, legal and/or printing fees of the Core Growth, Emerging Markets Small Cap, Global Value, Small Cap Growth and Small Cap Value Funds. The Advisor does not intend to be reimbursed for these amounts.

On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267. On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

During 2018, the Advisor paid for a portion of the expenses in connection with the merger of the Long/Short and Global Value Funds. The Advisor will not be reimbursed for these amounts.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. and Hoisington Investment Management Company (HIMCO) with respect to the Wasatch-Hoisington U.S. Treasury Fund. HIMCO, the Sub-Advisor for the Fund, reimbursed the Wasatch-Hoisington U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of September 30, 2018 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees—Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

10% Shareholders — As of September 30, 2018, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	46.95%
Emerging India Fund	2	63.62%
Emerging Markets Select Fund	3	67.95%
Emerging Markets Small Cap Fund	3	67.62%
Frontier Emerging Small Countries Fund	2	43.01%
Global Opportunities Fund	3	59.22%
Global Value Fund	2	69.07%
International Growth Fund	2	57.55%
International Opportunities Fund	2	58.35%
Micro Cap Fund	2	32.35%
Micro Cap Value Fund	3	66.18%
Small Cap Growth Fund	2	51.99%
Small Cap Value Fund	2	40.70%
Ultra Growth Fund	2	36.53%
U.S. Treasury Fund	3	54.37%

SEPTEMBER 30, 2018

Affiliated Interests — As of September 30, 2018, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	20	0.99%
Emerging India Fund	28	5.95%
Emerging Markets Select Fund	22	17.93%
Emerging Markets Small Cap Fund	17	1.32%
Frontier Emerging Small Countries Fund	17	2.04%
Global Opportunities Fund	17	5.99%
Global Value Fund	10	1.35%
International Growth Fund	16	0.78%
International Opportunities Fund	20	1.15%
Micro Cap Fund	13	0.46%
Micro Cap Value Fund	14	2.61%
Small Cap Growth Fund	16	0.51%
Small Cap Value Fund	44	1.56%
Ultra Growth Fund	10	0.96%
U.S. Treasury Fund	13	2.09%

*	Multiple accounts with the same beneficial owner are treated as one account.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2018 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 9/30/2018	Gain (Loss) Realized on Sale of Shares for the period ended 9/30/2018	Change in Unrealized Appreciation for the period ended 9/30/2018
	Balance 9/30/2017	Purchases/ Additions	Sales/ Reductions	Balance 9/30/2018
Micro Cap Fund
IRIDEX Corp.	—	765,198	—	765,198	$—	$—	$236,786

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2018, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets
Core Growth Fund
DocuSign, Inc.	Common Stock	4/27/18	$4,000,004	$10,632,125	0.46%

Emerging India Fund
Aavas Financiers Ltd.	Common Stock	9/24//18	$2,765,442	$2,628,758	1.16%

Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc.	Rights	12/21/16	$—	$326,356	0.12%
Acetylon Pharmaceuticals, Inc.	Rights	12/21/16	—	—	0.00%
Regenacy Pharmaceuticals, LLC	LLC Membership Interest	12/21/16	30,001	44,465	0.02%
Vertex Energy, Inc., Pfd., Series B	Convertible Preferred Stock	6/22/15 - 7/12/18	1,760,059	1,855,059	0.65%
Vertex Energy, Inc.	Warrants	6/22/15	95,000	40,000	0.01%

			$1,885,060	$2,265,880	0.80%

WASATCH FUNDS

Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets
Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/14	$8,000,002	$11,179,538	0.59%
DocuSign, Inc.	Common Stock	4/27/18	11,999,973	42,754,388	2.27%
Drilling Info Holdings, Inc.,	Seller’s Note	8/3/2018	659,150	1,728,000	0.09%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,876,586	1,830,415	0.10%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	598,937	1,017,825	0.05%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	2,000,000	183,051	0.01%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	184,939	167,980	0.01%

			$25,319,587	$58,861,197	3.12%

Ultra Growth Fund
Drilling Info Holdings, Inc.,	Seller’s Note	8/3/18	$49,502	$132,000	0.05%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,691,030	1,647,368	0.55%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	599,949	1,017,825	0.34%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	500,001	45,763	0.02%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,235	41,995	0.01%

			$2,886,717	$2,884,951	0.97%

10. LINE OF CREDIT

Effective May 17, 2018, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the overnight federal-funds rate in effect on the date of borrowing, plus a margin, or (b) the daily 1-Month London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

For the year ended September 30, 2018, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2018
Core Growth Fund	$4,727,180	5	$1,803	2.75%	$—
Emerging India Fund	1,563,072	130	18,118	3.21%	402,305
Emerging Markets Select Fund	439,437	100	3,601	2.95%	—
Emerging Markets Small Cap Fund	3,950,629	78	24,170	2.82%	—
Frontier Emerging Small Countries Fund	2,087,068	167	30,956	3.20%	310,178
Global Opportunities Fund	1,258,952	47	4,514	2.75%	—
Global Value Fund	1,964,733	2	348	3.19%	—
International Growth Fund	33,111,186	2	4,567	2.48%	—
International Opportunities Fund	1,051,263	12	872	2.49%	—
Small Cap Growth Fund	2,915,241	19	4,954	3.22%	—
Ultra Growth Fund	230,707	4	73	2.85%	—
U.S. Treasury Fund	7,985,926	1	754	3.40%	—

SEPTEMBER 30, 2018

11. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that pro-vide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings. For example, there has been significant political upheaval in Zimbabwe, and as a result the Pricing Committee has applied a discount to the Zimbabwe assets held by the Frontier Emerging Small Countries Fund. This discount is included in the change in unrealized gain/(loss).

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel have existed among qualified custodial Indian banks. A fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the fund to invest may be impaired and the fund’s ability to buy or sell Indian securities may be impaired if the fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

WASATCH FUNDS

Notes to Financial Statements (continued)

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, and the International Opportunities Fund are owned by a group of shareholders advised by a common investment advisor or are concentrated in relatively few accounts. In the event of significant redemption activity by these shareholders, the Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) —  Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

SEPTEMBER 30, 2018

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with

Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2018
Core Growth Fund
Assets
Common Stocks
	Interactive Media & Services	$80,355,893	$—	$10,632,125	$90,988,018
	Other	2,160,445,492	—	—	2,160,445,492
Short-Term Investments		—	27,036,867	—	27,036,867

		$2,240,801,385	$27,036,867	$10,632,125	$2,278,470,377

Emerging India Fund
Assets
Common Stocks
	Consumer Finance	$13,459,586	$—	$2,628,758	$16,088,344
	Other	212,054,099	—	—	212,054,099

		$225,513,685	$—	$2,628,758	$228,142,443

Emerging Markets Select Fund
Assets
Common Stocks		$42,125,549	$—	$—	$42,125,549
Preferred Stocks		1,325,648	—	—	1,325,648
Short-Term Investments		—	457,817	—	457,817

		$43,451,197	$457,817	$—	$43,909,014

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2018
Emerging Markets Small Cap Fund
Assets
Common Stocks
	Commodity Chemicals	$8,402,071	$7,796,533	$—	$16,198,604
	Consumer Finance	19,773,146	12,664,861	—	32,438,007
	Hotels, Resorts & Cruise Lines	11,802,003	8,003,609	—	19,805,612
	Pharmaceuticals	4,177,598	—	16,628	4,194,226
	Other	438,715,662	—	—	438,715,662
Preferred Stocks		7,848,286	—	—	7,848,286
Short-Term Investments		—	6,157,408	—	6,157,408

		$490,718,766	$34,622,411	$16,628	$525,357,805

Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Consumer Finance	$7,627,329	$1,761,408	$—	$9,388,737
	Diversified Banks	13,188,959	2,145,908	—	15,334,867
	Food Retail	3,704,205	1,997,885	—	5,702,090
	Other	41,617,151	—	—	41,617,151
Preferred Stocks		2,708,804	—	—	2,708,804
Participation Notes		—	1,757,379	—	1,757,379
Other Assets less Liabilities		(486,639)	—	1,969,821	1,483,182

		$68,359,809	$7,662,580	$1,969,821	$77,992,210

Global Opportunities Fund
Assets
Common Stocks
	Consumer Finance	$4,513,333	$1,091,027	$—	$5,604,360
	Other	117,051,299	—	—	117,051,299
Short-Term Investments		—	4,918,109	—	4,918,109

		$121,564,632	$6,009,136	$—	$127,573,768

Global Value Fund
Assets
Common Stocks		$196,683,443	$—	$—	$196,683,443
Short-Term Investments		—	5,900,513	—	5,900,513

		$196,683,443	$5,900,513	$—	$202,583,956

International Growth Fund
Assets
Common Stocks
	Commodity Chemicals	$14,498,914	$15,002,469	$—	$29,501,383
	Other	1,468,606,634	—	—	1,468,606,634
Short-Term Investments		—	69,877,797	—	69,877,797

		$1,483,105,548	$84,880,266	$—	$1,567,985,814

International Opportunities Fund
Assets
Common Stocks
	Advertising	$5,714,540	$3,147,615	$—	$8,862,155
	Application Software	26,306,203	5,993,953	—	32,300,156
	Food Retail	20,288,668	3,758,031	—	24,046,699
	Other	455,063,017	—	—	455,063,017
Short-Term Investments		—	12,901,903	—	12,901,903

		$507,372,428	$25,801,502	$—	$533,173,930

Micro Cap Fund
Assets
Common Stocks
	Other	$474,469,140	$—	$—	$474,469,140
Short-Term Investments		—	22,571,864	—	22,571,864

		$474,469,140	$22,571,864	$—	$497,041,004

SEPTEMBER 30, 2018

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2018
Micro Cap Value Fund
Assets
Common Stocks		$260,943,177	$—	$—	$260,943,177
Convertible Preferred Stocks		—	—	1,855,059	1,855,059
Rights		—	—	326,356	326,356
Limited Liability Company Membership Interest		—	—	44,465	44,465
Warrant		—	—	40,000	40,000
Short-Term Investments		—	21,952,092	—	21,952,092

		$260,943,177	$21,952,092	$2,265,880	$285,161,149

Small Cap Growth Fund
Assets
Common Stocks
	Interactive Media & Services	$58,504,912	$—	$42,754,388	$101,259,300
	Other	1,752,821,794	—	—	1,752,821,794
Preferred Stocks		—	—	11,530,569	11,530,569
Seller’s Note		—	—	1,728,000	1,728,000
Limited Partnership Interest[1]		—	—	—	2,848,240
Short-Term Investments		—	26,729,494	—	26,729,494

		$1,811,326,706	$26,729,494	$56,012,957	$1,896,917,397

Small Cap Value Fund
Assets
Common Stocks		$431,255,086	$—	$—	$431,255,086
Short-Term Investments		—	8,769,310	—	8,769,310

		$431,255,086	$8,769,310	$—	$440,024,396

Ultra Growth Fund
Assets
Common Stocks		$264,748,479	$—	$—	$264,748,479
Limited Partnership Interest[1]		—	—	—	2,665,193
Preferred Stocks		—	—	87,758	87,758
Seller’s Note		—	—	132,000	132,000
Short-Term Investments		—	29,580,653	—	29,580,653

		$264,748,479	$29,580,653	$219,758	$297,214,083

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$302,398,167	$—	$302,398,167
Short-Term Investments		—	503,311	—	503,311

		$—	$302,901,478	$—	$302,901,478

[1]

Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

Fund	Fair Value at 9/30/2018	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
Small Cap Growth Fund
Limited Partnership Interests[1]	$2,848,240	$—	Never	N/A
Ultra Growth Fund
Limited Partnership Interests[1]	$2,665,193	$—	Never	N/A

[1]

The fair values of these limited partnership interests have been estimated using the net asset value of the Fund’s Limited Partner’s Capital Account. These limited partnership interests can never be redeemed. Distributions from each limited partnership will be received as the underlying investments are liquidated. It is estimated that the underlying assets of the limited partnerships will be liquidated over the next one to five years.

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

WASATCH FUNDS

Notes to Financial Statements (continued)

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model.

Fund	Transfers Out Of Level 1 at Market Value	Transfers Into Level 2 at Market Value
Frontier Emerging Small Countries Fund	$2,145,908	$2,145,908

Fund	Transfers Out Of Level 2 at Market Value	Transfers Into Level 1 at Market Value
International Opportunities Fund	$3,360,488	$3,360,488

There were transfers of $4,024,495 in the Core Growth Fund and $16,183,484 in the Small Cap Growth Fund from a preferred stock Level 3 to a common stock Level 3. This transfer amount represents the beginning of the period value for DocuSign, Inc., which had its initial public offering during the period.

There was a transfer of $1,521,247 in the Emerging India Fund from Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for ICICI Lombard General Insurance Co. Ltd., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There was a transfer of $9,116,040 in the Small Cap Growth Fund from Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for ForeScout Technologies, Inc., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

During the period, $1,969,821 in the Frontier Emerging Small Countries Fund was transferred to Level 3 due to the fair valuation of U.S. dollars held in Zimbabwe.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended September 30, 2018:

Fund	Market Value Beginning Balance 9/30/2017	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2018	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2018
Core Growth Fund
Common Stocks	$—	$—	$—	$—	$—	$6,607,630	$4,024,495	$—	$10,632,125	$6,607,630
Preferred Stocks	4,024,495	—	—	—	—	—	—	(4,024,495)	—	—

	4,024,495	—	—	—	—	6,607,630	4,024,495	(4,024,495)	10,632,125	6,607,630

Emerging India Fund
Common Stocks	1,521,247	2,765,442	—	—	—	(136,684)	—	(1,521,247)	2,628,758	(136,684)

	1,521,247	2,765,442	—	—	—	(136,684)	—	(1,521,247)	2,628,758	(136,684)

Emerging Markets Small Cap Fund
Common Stocks	16,664	—	—	—	—	(36)	—	—	16,628	(36)

	16,664	—	—	—	—	(36)	—	—	16,628	(36)

Frontier Emerging Small Countries Fund
Other Assets less Liabilities	—	—	—	—	—	—	1,969,821	—	1,969,821	—

	—	—	—	—	—	—	1,969,821	—	1,969,821	—

SEPTEMBER 30, 2018

Fund	Market Value Beginning Balance 9/30/2017	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2018	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2018
Micro Cap Value Fund
Convertible Preferred Stocks	$1,460,260	$107,257	$—	$—	$—	$287,542	$—	$—	$1,855,059	$287,542
Rights	345,106	—	—	—	(71,250)	52,500	—	—	326,356	52,500
Limited Liability Company Membership Interest	51,476	—	—	—	—	(7,011)	—	—	44,465	(7,011)
Warrants	2500	—	—	—	—	37,500	—	—	40,000	37,500

	1,859,342	107,257	—	—	(71,250)	370,531	—	—	2,265,880	370,531

Small Cap Growth Fund
Common Stocks	—	—	—	—	—	26,570,904	16,183,484	—	42,754,388	26,570,904
Preferred Stocks	44,874,176	—	(22,508,482)	—	10,221,102	4,243,297	—	(25,299,524)	11,530,569	3,653,012
Seller’s Note	—	582,409	—	76,741	—	1,068,850	—	—	1,728,000	1,068,850

	44,874,176	582,409	(22,508,482)	76,741	10,221,102	31,883,051	16,183,484	(25,299,524)	56,012,957	31,292,766

Ultra Growth Fund
Preferred Stocks	1,511,972	—	(2,371,773)	—	1,051,410	(103,851)	—	—	87,758	(282,167)
Seller’s Note	—	43,634	—	5,868	—	82,498	—	—	132,000	82,498

	1,511,972	43,634	(2,371,773)	5,868	1,051,410	(21,353)	—	—	219,758	(199,669)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 9/30/2018	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Direct Venture Capital Investments: Systems Software	$10,632,125	Discount for lack of marketability	Discount for lack of marketability	3%
Emerging India	Common Stock: Consumer Finance	$2,628,758	Discount for lack of marketability	Discount for lack of marketability	5%
Frontier Emerging Small Countries Fund	Other Assets Less Liabilities: USD held in Zimbabwe	$1,969,821	Discount for lack of marketability of currency	Discount for lack of marketability of currency	40%
Micro Cap Value Fund	Rights: Pharmaceuticals	$326,356	Probability of receipt	Probability of receipt	50%
Micro Cap Value Fund	Convertible Preferred: Oil & Gas Refining & Marketing	$1,855,059	Bond model with call option	Bond model with call option	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$351,031	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.3 - 14.2 (4.7) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$11,179,538	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.9 - 21.4 (11.2) 20%
Small Cap Growth Fund	Seller’s Note: Oil & Gas Equipment & Services	$1,728,000	Par	Par	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$42,754,388	Discount for lack of marketability	Discount for lack of marketability	3%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$87,758	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.3 - 14.2 (4.7) 20%
Ultra Growth Fund	Seller’s Note: Oil & Gas Equipment & Services	$132,000	Par	Par	100%
*	Enterprise-Value-To-Revenue Multiple (“EV/R”) is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

A change to an EV/R multiple may affect the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

WASATCH FUNDS

Notes to Financial Statements (continued)

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (“FASB”) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following table presents information about financial instruments that were subject to enforceable netting arrangements as of September 30, 2018:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not Less Than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$27,036,867	$—	$(27,036,867)	$—
Emerging Markets Select Fund	Fixed Income Clearing Corp.	457,817	—	(457,817)	—
Emerging Markets Small Cap Fund	Fixed Income Clearing Corp.	6,157,408	—	(6,157,408)	—
Global Opportunities Fund	Fixed Income Clearing Corp.	4,918,109	—	(4,918,109)	—
Global Value Fund	Fixed Income Clearing Corp.	5,900,513	—	(5,900,513)	—
International Growth Fund	Fixed Income Clearing Corp.	69,877,797	—	(69,877,797)	—
International Opportunities Fund	Fixed Income Clearing Corp.	12,901,903	—	(12,901,903)	—
Micro Cap Fund	Fixed Income Clearing Corp.	22,571,864	—	(22,571,864)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	21,952,092	—	(21,952,092)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	26,729,494	—	(26,729,494)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	8,769,310	—	(8,769,310)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	29,580,653	—	(29,580,653)	—
U.S. Treasury Fund	Fixed Income Clearing Corp.	503,311	—	(503,311)	—

[1]

Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

14. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH GLOBAL VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2018:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized in Income
Realized gain on options written	$—	$—	$—	$41,716	$—	$41,716

For the year ended September 30, 2018, the average monthly balance of outstanding derivative financial instruments was as follows:

Global Value Fund
Option contracts:
Average number of call contracts written	58
Average value of call contracts written	$2,850

*	See Note 4 — Financial Derivative Instruments for additional information.

15. REORGANIZATION

On September 21, 2018, the Global Value Fund (“Surviving Portfolio”) acquired all of the assets and liabilities of the Long/Short Fund (“Acquired Portfolio”), in a tax free exchange for Federal tax purposes, pursuant to the plan of reorganization (“Reorganization”) approved by the Board and shareholders of record of the Long/Short Fund as of the applicable record date. The costs of the

SEPTEMBER 30, 2018

reorganization incurred by the Acquired Portfolio were split equally between the Advisor and the Acquired Fund, subject to the contractual expense cap limitations. The shares issued by the Surviving Portfolio are presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by the Surviving Portfolio, the net assets and unrealized appreciation or depreciation of the Acquired Portfolio as of the reorganization date immediately prior to the Reorganization, and the net assets of the Surviving Portfolio as of the reorganization date immediately prior to and after the Reorganization were as follows:

Date of Reorganization	Surviving Portfolio	Acquired Portfolio	Shares Acquired	Shares Issued in Acquisition	Surviving Portfolio Net Assets	Acquired Portfolio Net Assets	Net Assets After Reorganization	Acquired Portfolio Unrealized Appreciation
September 21, 2018	Global Value Fund	Long/Short Fund	3,422,905	4,753,382	$159,659,315	$44,308,211	$203,967,525	$3,407,882

Assuming the Reorganization had been completed on October 1, 2017, the beginning of the annual reporting period, the pro forma results of operations for the year ended September 30, 2018 would have been as follows:

Net investment income: $4,443,348

Net realized and unrealized gain: $3,889,153

Net increase in net assets resulting from operations: $8,332,501

16. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

WASATCH FUNDS	SEPTEMBER 30, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wasatch Funds Trust and Shareholders of Wasatch Core Growth Fund®, Wasatch Emerging India Fund®, Wasatch Emerging Markets Select Fund®, Wasatch Emerging Markets Small Cap Fund®, Wasatch Frontier Emerging Small Countries Fund®, Wasatch Global Opportunities Fund®, Wasatch International Growth Fund®, Wasatch International Opportunities Fund®, Wasatch Global Value Fund®, Wasatch Micro Cap Fund®, Wasatch Micro Cap Value Fund®, Wasatch Small Cap Growth Fund®, Wasatch Small Cap Value Fund®, Wasatch Ultra Growth Fund® and Wasatch-Hoisington U.S. Treasury Fund®

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wasatch Core Growth Fund®, Wasatch Emerging India Fund®, Wasatch Emerging Markets Select Fund®, Wasatch Emerging Markets Small Cap Fund®, Wasatch Frontier Emerging Small Countries Fund®, Wasatch Global Opportunities Fund®, Wasatch International Growth Fund®, Wasatch International Opportunities Fund®, Wasatch Global Value Fund®, Wasatch Micro Cap Fund®, Wasatch Micro Cap Value Fund®, Wasatch Small Cap Growth Fund®, Wasatch Small Cap Value Fund®, Wasatch Ultra Growth Fund® and Wasatch-Hoisington U.S. Treasury Fund® (constituting Wasatch Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

November 21, 2018

We have served as the auditor of one or more investment companies in Wasatch Funds Trust since 2002.

WASATCH FUNDS	SEPTEMBER 30, 2018 (UNAUDITED)

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees, all of whom were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 74	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present. Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	15	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital
Corporation (telephone communications) from December 2007 to February 2014.
					Trustee, Northern Lights Fund Trust III (33 portfolios) since 2012.

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 71	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	15	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne, MBA, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 66	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting), January 2017 to present.	15	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 65	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015. Director, Utah Symphony/Utah Opera since 2005. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	15	Director, Youth Sports Alliance since 2015.
Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 to 2012.
Director Emeritus, Utah Symphony/Utah Opera since September 2017.
					Director, Utah Symphony/Utah Opera from 2005 to September 2017.

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver of the mandatory retirement age for Mr. Jensen.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

WASATCH FUNDS

Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 52	President	Indefinite Served as President since May 2018	President for the Trust since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 50	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 36	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for the Trust since May 2018. Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 45	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 35	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for the Wasatch Funds
since February 2017.
Compliance Associate for the Advisor since September 2012.
Branch Manager for Investment Planning Counsel Corp. from November 2009 to August 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 34	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for the Trust since May 2018. Controller for the Advisor since January 2012.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

SEPTEMBER 30, 2018 (UNAUDITED)

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$99,220,332
Emerging India Fund	4,591,525
Global Opportunities Fund	10,899,209
Global Value Fund	20,535,691
International Growth Fund	41,285,234
International Opportunities Fund	34,016,624
Micro Cap Fund	44,480,704
Micro Cap Value Fund	17,823,539
Small Cap Growth Fund	177,876,579
Small Cap Value Fund	23,502,378
Ultra Growth Fund	11,827,106

For the fiscal year ended September 30, 2018, certain dividends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2018, complete information will be reported on shareholders’ 2018 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2018 will be at the highest amount permitted by law.

Corporate shareholders should note that for the year ended September 30, 2018, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

Fund	Percentage
Global Value Fund	47%
Small Cap Value Fund	100%
Ultra Growth	3%

SHAREHOLDER MEETING RESULTS

A Special Meeting of the Shareholders of the Funds (the “Shareholder Meeting”) was held on July 26, 2018. The purpose of the Shareholder Meeting was to ask shareholders to approve the election of Trustees. The results of the votes of the Shareholder Meeting are as set forth below.

Shares outstanding eligible to vote: Wasatch Funds Trust 842,937,553.

	Affirmative	Abstain	Total
James U. Jensen, J.D.	644,499,111	15,360,472	659,859,583
Miriam M. Allison	645,021,161	14,838,422	659,859,583
Heikki Rinne	645,844,460	14,105,123	659,949,583
Kristen M. Fletcher	645,812,097	14,047,486	659,859,583

A Special Meeting of Shareholders of the Wasatch Long/Short Fund (the “Long/Short Special Meeting”) was held on August 30, 2018, and adjourned until September 20, 2018 to allow further time to gather shareholder votes on the proposal. The purpose of the Long/Short Special Meeting was to approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Wasatch Long/Short Fund (the “Target Fund”) to the Wasatch Global Value Fund (the “Acquiring Fund”) in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Investor Class and Institutional Class shares of the Acquiring Fund to the shareholders of Investor Class and Institutional Class shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (the “Reorganization”). The results of the votes of the Long/Short Fund Special Meeting are set forth below.

Shares outstanding eligible to vote: Wasatch Long/Short Fund 4,778,248.

	Affirmative	Against	Abstain	Total	Uninstructed Shares
To Approve an Agreement and Plan of Reorganization	1,825,888	61,785	164,443	2,475,429	423,313

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at www.WasatchFunds.com and on the SEC’s website at www.sec.gov no later than August  31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

WASATCH FUNDS	SEPTEMBER 30, 2018 (UNAUDITED)

Service Providers

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE WASATCH-HOISINGTON U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

WASATCH FUNDS
2018 ANNUAL REPORT
www.WasatchFunds.com 800.551.1700
MIX Paper from responsible sources FSC C132107

Item 2. Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) (1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Miriam M. Allison. Ms. Allison is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2018 and 2017 were $404,327 and $603,830, respectively.

(b)

Audit Related Fees – During the fiscal years ended September 30, 2018 and 2017, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2018 and 2017, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser (the “Advisor”) or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(c)

Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2018 and 2017 were $97,900 and $135,500, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the liquidation of a series of the Trust.

During the fiscal years ended September 30, 2018 and 2017, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(d)

All Other Fees – The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4, for the fiscal years ended September 30, 2018 and 2017 were $0 and $107,193, respectively. The fees for September 30, 2017 are related to the filing for EU reclaims and advice regarding foreign capital gain tax accruals.

During the fiscal years ended September 30, 2018 and 2017, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1)        Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Advisor, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2)        There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Advisor described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)

For the fiscal years ended September 30, 2018 and 2017, the aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant and the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provided ongoing services to the Registrant were approximately $0 and $107,193, respectively.

(h)	No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	November 29, 2018

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	November 29, 2018